    As filed with the Securities and Exchange Commission on December 29, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                                  Steve Suleski
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                         ------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

MEMBERS(R) MUTUAL FUNDS
ANNUAL REPORT
OCTOBER 31, 2005

CASH RESERVES FUND

BOND FUND

HIGH INCOME FUND

BALANCED FUND

GROWTH AND INCOME FUND

CAPITAL APPRECIATION FUND

MID-CAP FUND

MULTI-CAP GROWTH FUND

INTERNATIONAL STOCK FUND

                                                                  [MEMBERS LOGO]

LETTER TO SHAREHOLDERS

[PHOTO OF LAWRENCE R. HALVERSON]

Dear Fellow Shareholder:

The twelve month period ended October 31, 2005 was probably more rewarding for most investors than they realize based on the level of comfort and confidence they felt as the year progressed. Domestic stocks as represented by the Standard & Poor's 500 returned 8.72% over this 12-month period. International stocks' returns were more than double that rate at 18.59% for the Morgan Stanley Europe, Australasia and Far East Index.

U. S. (and international) bond market returns were more modest, but were broadly positive in spite of the Federal Reserve Board's relentless raising of short-term interest rates to counter anticipated increases in inflation rates and perhaps to dampen rapidly rising home prices in some areas of the country.

MEMBERS(R) Mutual Funds investors shared in these generally favorable markets, realizing positive returns for the year from all of the nine funds, and double digit returns from three of the nine: 10.97% for Multi-Cap Growth, 13.95% for Mid-Cap, and 20.81% for International Stock (Class A shares at net asset value). The attached Annual Report contains descriptions of each fund's activities and returns for the year and longer periods.

The factors that propelled stocks higher this past year - led by strong earnings gains in most sectors of the economy - are generally expected to dissipate somewhat in the months ahead. Corporate profitability growth is being constrained by the high costs of energy and increasing labor costs, as well as the pricing pressures of intense global competition. Continuing increases in short-term interest rates should also increase corporate costs, and could finally begin to push longer-term interest rates higher.

Long-term investors sometimes become overly cautious in this kind of environment, believing that slower profit growth and rising interest rates mandate the liquidation of stocks and bonds and increased allocations to short-term investments. Investors with near-term investment horizons can and probably should be moving some of their investments in this direction of greater safety and reduced price risk.

Investors with time horizons of ten years or more, however, rarely benefit from such attempts to protect their asset values in times of increasing concerns. In fact, it is often just such times that increased allocations to quality stocks and intermediate-term bonds prove to be most beneficial. We see particular value currently in the stocks and bonds of the larger, more established and proven issuers, and have been positioning our portfolios accordingly. No investor gets to know what the future will hold, but we remain confident in the ability of well-run companies to continue to grow and provide patient investors with attractive long-term returns.

We appreciate the confidence in us indicated by your investments in MEMBERS Funds, and remain committed to serving your investment needs to the very best of our abilities.

Sincerely,

/s/ Lawrence R. Halverson
------------------------------------
Lawrence R. Halverson, CFA President

                         Not part of the Annual Report.

SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

The U.S. economy expanded at a healthy pace in the twelve months ended October 31, 2005, growing above what is believed to be its long-term potential growth rate of 3.5%. Consumer spending saw a "soft spot" in April caused by a surge in gasoline prices, but recovered in May and June as renewed discounting by automakers stimulated demand. Another "soft spot" developed after Hurricane Katrina, with soaring gasoline prices eating into household budgets. Manufacturing was strong early in the period, driven by robust corporate capital spending and export growth, but softened in April and May as companies worked through an overhang in inventories and capital spending moderated. Manufacturing also slowed after the disruptions and higher energy prices brought by the Gulf hurricanes, but economic data in October suggested that activity was rebounding. The housing market and housing construction made large contributions to economic growth during the period, although some hints of softening home prices were evident late in the year.

Inflationary pressures picked up during the period, with higher energy and commodity prices and the after-effects of the aggressive monetary stimulus that the U.S. Federal Reserve (the "Fed") applied in 2002-3 leading to a rise in both wholesale and consumer prices. Improving productivity helped to keep unit labor costs low, but despite the highly competitive business environment some companies were able to pass on increases in energy and raw-material prices on to consumers. Including more volatile food and energy prices, consumer inflation was well above its historical average during the period. The labor market continued to stabilize, with a modest but relatively consistent pace of job creation and a gradually falling unemployment rate.

U.S. STOCKS

U.S. stocks performed well over the period, with the S&P 500 Index rising 8.72%. Early in the period, equity markets continued a rally that had begun after the uncertainties surrounding the Presidential election were removed. However, concerns about inflation, oil prices, and the chance of more aggressive Fed tightening capped the rally in March, and signs of softness first in consumer spending and then manufacturing weighed on the minds of market participants. Shrinking liquidity and money supply exerted downward pressure on stock prices throughout the period, and took particular effect in March and April, when most major stock indexes retouched levels last seen before the 2004 election. Equities began to rise again in late May and into June as conditions improved in the technology sector and economic uncertainties diminished. The Gulf hurricanes hurt investor sentiment, but did not sap the strength of the rally, which resumed in early October. Value out-performed growth, and mid-caps out-performed both larger and smaller stocks.

U.S. BONDS

U.S. bonds posted positive returns overall, with the Merrill Lynch U.S. Domestic Master Index returning 1.26%. The Fed increased short-term interest rates eight times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 1.75% to 3.75%. U.S. Treasury bonds at shorter and longer durations out-performed intermediate-duration bonds in terms of price as the yield curve "flattened." Early on in the period, lower-quality investment grade corporate bonds and high-yield corporate bonds out-performed less-risky bonds, continuing a long run of superior relative performance. However, the bond market suffered a series of blows in the spring that hit lower-quality bonds the hardest: the unexpected downgrade of Ford and GM bonds to "junk" status, the fears that one or more hedge funds would implode and destabilize the financial system, and the U.S. Treasury's surprising announcement that it was reconsidering issuing the 30-year bond. Investment-grade and high-yield corporate bond spreads are still higher than they were before the Ford/GM downgrade, but they have come in considerably from the highs they reached during the crisis. However, concerns about rising inflation, shrinking profit margins and slower corporate earnings growth have held back returns of both investment-grade and high-yield corporate bonds.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth slowed to a crawl in the euro-zone but remained strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Weakness in the euro-zone derived from a number of sources, including falling business and consumer confidence, a stronger euro hitting exports, and generalized weakness in the industrial sector due to higher energy and commodity prices. Emerging economies focused on the export of natural resources such as Brazil performed well during the period, although hints of cracks in commodity markets midway through the period caused some unease. Overall, global growth slowed gradually during the period as higher energy and commodity prices acted as "natural stabilizers" for a global economy that had been growing at an impressive but unsustainable pace since the summer of 2003.

Emerging markets stocks continued to out-perform all other major classifications of stocks during the period. The extended rally in emerging markets stocks may suggest that market participants are lowering the risk premium that they require to buy these stocks. Japanese stocks out-performed U.S. stocks in local currency-denominated terms, but the advantage versus U.S. stocks dwindled in U.S. dollar-denominated terms as the dollar strengthened against the yen and euro due to the relative strength of the U.S. economy. The MSCI Emerging Markets Free Index rose 34.34% during the period, while the MSCI EAFE Index of developed markets stocks rose 18.59%.

                         Not part of the Annual Report.

TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
FUND PERFORMANCE REVIEWS

     Bond Fund ..........................................................      2
     High Income Fund ...................................................      4
     Balanced Fund ......................................................      6
     Growth and Income Fund .............................................      8
     Capital Appreciation Fund ..........................................     10
     Mid-Cap Fund .......................................................     12
     Multi-Cap Growth Fund ..............................................     14
     International Stock Fund ...........................................     16

PORTFOLIOS OF INVESTMENTS

     Cash Reserves Fund .................................................     18
     Bond Fund ..........................................................     20
     High Income Fund ...................................................     26
     Balanced Fund ......................................................     36
     Growth and Income Fund .............................................     43
     Capital Appreciation Fund ..........................................     46
     Mid-Cap Fund .......................................................     49
     Multi-Cap Growth Fund ..............................................     53
     International Stock Fund ...........................................     56

FINANCIAL STATEMENTS

     Statements of Assets and Liabilities ...............................     64
     Statements of Operations ...........................................     66
     Statements of Changes in Net Assets ................................     68
     Financial Highlights ...............................................     72

NOTES TO FINANCIAL STATEMENTS ...........................................     82

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................     89

OTHER INFORMATION .......................................................     90

TRUSTEES AND OFFICERS ...................................................     92

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about MEMBERS Mutual Funds, including charges and expenses, request a prospectus from your registered representative or from MEMBERS Mutual Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-877-6089 or visit our website at www.membersfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

BOND FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories.

The MEMBERS Bond Fund returned 0.74% (Class A shares at net asset value) during the twelve month period ended October 31, 2005, lagging the Merrill Lynch U.S. Domestic Master Index, which returned 1.26%. Performance was helped by management's strategic decision to overweight bonds of longer and shorter maturities. This so-called "barbell" strategy generally contributes to performance when the yield curve flattens, as it did during the reporting period, with the spread between 2-Year U.S. Treasury Notes and 10-Year U.S. Treasury Bonds narrowing from 157 to 18 basis points. Performance was also helped by an underweight in lower-quality investment-grade BBB and high-yield bonds, a general underweight and shorter-duration posture in corporate bonds, and an overweight in asset-backed and commercial mortgage-backed securities ("CMBS"). Performance was hurt by an underweight in mortgage-backed and U.S. Agency securities.

At the tactical level, performance was helped by security selection in CMBS and short-term corporate bonds. In the corporate segment of the portfolio, performance was helped by underweights in the bonds of industrial, auto, and communications companies, but hurt by overweights in the bonds of paper, energy, and transportation companies and an underweight in financials. The portfolio's lack of exposure to the bonds of tobacco companies also detracted from performance.

We have reduced the "barbelling" of the portfolio, believing that the potential excess returns of the strategy have diminished. We think that short-term interest rates will continue to rise gradually in the near-term, however, and have not abandoned the strategy altogether. Management maintains a generally cautious stance towards seeking excess return via reaching for yield as spreads are fairly tight and most sectors of the fixed-income market appear to be fully or richly valued. We are also concerned about "event risk" in a rising-rate environment and are monitoring the portfolio's holdings very closely.

MEMBERS Capital Advisors' Fixed Income Portfolio Management Team--Advisor

BOND FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE GRAPH]

                         12/29/97
                        Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01  10/31/01
Class A Shares
 (includes maximum
 sales charge)(2)          9,525     9.654    10,104    10,252    10,266    10,372    10,768    11,338    12,175
Class B Shares
 (includes maximum
 applicable CDSC)(3)      10,000     9,667    10,086    10,195    10,235    10,372    10,721    11,418    12,225
Merrill Lynch U.S.
 Domestic Master Index    10,000    10,219    10,803    10,870    10,840    11,005    11,634    12,350    13,331



                        04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04    04/30/05     10/31/05
Class A Shares
 (includes maximum
 sales charge)(2)        12,095    12,688    13,174    13,132    13,204    13,717      13,835        13,818
Class B Shares
 (includes maximum
 applicable CDSC)(3)     12,286    12,852    13,184    13,091    13,214    13,676      13,744        13,675
Merrill Lynch U.S.
 Domestic Master Index   13,311    14,129    14,739    14,825    15,012    15,648      15,817        15,845


(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Corporate Notes and Bonds                 27%
Cash & Other Net Assets                    3%
Commercial Mortage Backed                  7%
U.S. Government and Agency Obligations    28%
Mortgage Backed                           28%
Asset Backed                               7%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                                 % RETURN WITHOUT SALES CHARGE            % RETURN AFTER SALES CHARGE(4)
                                                            Since                                   Since
                             1 Year    3 Years  5 Years  Inception(5)  1 Year  3 Years   5 Years  Inception(5)
                             ------    -------  -------  ------------  ------  -------   -------  -----------
Class A Shares(2)             0.74%     2.89%    5.12%      4.86%      -4.07%   1.23%     4.09%      4.21%
Class B Shares(3)            -0.01      2.09     4.32       4.07       -4.37    1.00      3.98       4.07
Merrill Lynch U.S. Domestic
 Master Index                 1.26      3.89     6.37       6.04          --      --        --         --

(2)   Maximum Sales Charge is 4.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on December 29, 1997.

HIGH INCOME FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Shenkman Capital Management, Inc. ("SCM") is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

During the twelve month period ended October 31, 2005, the MEMBERS High Income Fund returned 2.85% (Class A shares at net asset value), modestly under-performing the Merrill Lynch U.S. High Yield Master II Index, which returned 3.92%.

Throughout this reporting period the Fund's lower duration and underweighting of double-B credits (which tend to be more interest rate sensitive) had an adverse effect on performance as the yield curve flattened. Performance benefited from investments in the telecom and media sectors. The Fund also benefited by avoiding the airline sector and deep discount and lower-quality securities, which significantly under-performed the overall market.

After rallying in late 2004, the high yield market began 2005 with a small negative return in January, breaking a streak of seven consecutive months of positive performance. The market then rallied sharply in February and early March as spreads broke through 300 basis points, an all time record low. However, the market then underwent a sharp correction that continued through early May, as concerns regarding the economy, the uncertain impact of General Motors' impending entry into the high yield market, rumored hedge fund troubles, and interest rate volatility resulted in heightened risk aversion. By mid-year, conditions markedly improved and concerns subsided as encouraging economic news, the realization of GM's downgrade along with its fairly smooth entry into the high yield market, and relatively attractive spreads sparked a strong rally that lasted through early September. The market then struggled through the end of the period due to weak equity markets and a lack of liquidity.

Currently, there is an uncertain tone to the high yield market due to the concerns over rising interest rates, energy prices, and a potential slowdown in GDP growth. We expect the Federal Reserve to continue to raise interest rates at least through the end of 2005, and that energy prices will subside somewhat from their recent peak levels. Our expectation is that the pace of 2006 GDP growth will be somewhat lower than in 2005, possibly in the range of 2.5% to 3.0%. We believe default rates over the next year should continue to be well below the historical average. We expect the high yield market to trade within a narrow range of 400 to 425 basis points over U.S. Treasury bonds over the next several quarters, which should enable the high yield market to out-perform other fixed-income sectors over the intermediate term. The Fund maintained its bias towards higher quality credits, with an average rating of B2/B and average price of $101.56 at the end of October. The Fund also remained well-diversified with 230 issuers in 32 industries.

MEMBERS Capital Advisors' Fixed-Income Portfolio Management Team - Advisor

Shenkman Capital Management, Inc. - Subadvisor

HIGH INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE GRAPH]

                                12/29/97
                               Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01  10/31/01
Class A Shares (includes
  maximum sales charge)(2)      9,525      9,799     8,974    10,171     9,843    10,085      9,763     9,992     9,574
Class B Shares (includes
  maximum applicable CDSC)(3)  10,000      9,800     8,962    10,091     9,805    10,114      9,698    10,001     9,571
Lehman Brothers High
  Yield Bond Index             10,000     10,398     9,790    10,444    10,215    10,223     10,050    10,334    10,035
Merrill Lynch U.S. High
  Yield Master II Index        10,000     10,346     9,809    10,679    10,359    10,385     10,185    10,453    10,191

                               04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04    04/30/05     10/31/05
Class A Shares (includes
  maximum sales charge)(2)    10,054     9,606    10,902    11,630    12,113    12,877      12,773      13,244
Class B Shares (includes
  maximum applicable CDSC)(3) 10,223     9,745    10,947    11,617    12,145    12,862      12,710      13,127
Lehman Brothers High
  Yield Bond Index            10,701     9,484    11,642    12,687    13,388    14,250      14,261      14,832
Merrill Lynch U.S. High
  Yield Master II Index       10,818     9,525    11,641    12,678    13,356    14,223      14,224      14,780

(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications                        11%
Gaming                                     9%
Utilities                                  8%
Health Care                                7%
Oil and Gas                                6%
Support Services                           4%
Aerospace/Defense                          4%
Chemicals                                  4%
Media - Cable                              4%
Technology                                 4%
Forestry/Paper                             3%
Cash and Other Net Assets                  3%
Printing and Publishing                    3%
Consumer Products                          3%
Media - Diversified and Services           3%
Media - Broadcasting                       2%
Packaging                                  2%
Hotels                                     2%
Beverage/Food                              2%
Non Food and Drug Retailers                2%
Building Materials                         2%
Metals and Mining                          2%
Leisure and Entertainment                  1%
Food and Drug Retailers                    1%
Auto Parts & Equipment                     1%
General Industrial & Manufacturing         1%
Apparel/Textiles                           1%
Environmental                              1%
Transportation                             1%
Building and Construction                  1%
Restaurants                                1%
Steel                                      1%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                              % RETURN WITHOUT SALES CHARGE               % RETURN AFTER SALES CHARGE(4)
                                                          Since                                         Since
                          1 Year   3 Years   5 Years   Inception(5)   1 Year    3 Years   5 Years    Inception(5)
                          ------   -------   -------   ------------   ------    -------   -------    ------------

Class A Shares(2)          2.85%    11.31%    6.29%       4.30%       -2.07%     9.50%     5.26%         3.65%
Class B Shares(3)          2.06     10.44     5.49        3.53        -2.28      9.47      5.19          3.53
Lehman Brothers High
  Yield Bond Index         4.08     16.07     8.09        5.15           --        --        --            --
Merrill Lynch U.S. High
  Yield Master II Index    3.92     15.76     7.73        5.11           --        --        --            --

(2)   Maximum Sales Charge is 4.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on December 29, 1997.

BALANCED FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Fund and Growth and Income Fund invest, the same type of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Cash Reserves Fund invests.

During the twelve month period ended October 31, 2005, the MEMBERS Balanced Fund returned 5.74% (Class A shares at net asset value) while the Russell 1000(R) Index returned 10.47% and the Merrill Lynch U.S. Domestic Master Index returned 1.26%.

Equity performance was helped by a strategic overweight in the energy sector. Performance was also helped by stock selection in the information technology sector as overweight positions, established when Hewlett-Packard and Motorola were poor performers, paid off as both companies showed signs of success in their restructuring efforts. Our position in enterprise software concern Peoplesoft also helped performance in the information technology sector after it was acquired by Oracle. Performance was hurt by stock selection in the consumer staples sector as diversified food company Sara Lee and cosmetics company Estee Lauder both under-performed as their fundamentals deteriorated. Equity performance was also hurt by stock selection in the health care sector as the portfolio's holdings in the health care providers & services subsector under-performed.

Bond performance was helped by management's decision to overweight shorter and longer maturities in the portfolio, by good security selection in short-term corporate bonds and commercial mortgage-backed securities, and by management's choice of sector weightings in the corporate bond segment of the portfolio. Performance was hurt by underweights in mortgage-backed and U.S. Agency securities and under-exposure to longer-duration corporate bonds.

MEMBERS Capital Advisors' Common Stock and Fixed-Income Portfolio Management Teams -- Advisor

BALANCED FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                              [PERFORMANCE GRAPH]

                                          12/29/97
                                         Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01  10/31/01
Class A Shares
 (includes maximum
 sales charge(2)                          9,425     10,281    10,266    11,736    11,866    12,653    12,893    12,579    11,792
Class B Shares
 (includes maximum
 applicable CDSC)(3)                     10,000     10,432    10,374    11,420    11,922    12,852    13,053    12,728    11,867
Merrill Lynch U.S.
 Domestic Master Index                   10,000     10,219    10,803    10,870    10,840    11,005    11,634    12,350    13,331
Russell 1000(R) Index                    10,000     11,671    11,459    14,041    14,391    15,789    15,694    13,632    11,608



                                         04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04    04/30/05     10/31/05
Class A Shares
 (includes maximum
 sales charge(2)                          11,993    10,897    11,228    12,284    12,792    13,231       13,607       13,991
Class B Shares
 (includes maximum
 applicable CDSC)(3)                      12,329    11,161    11,357    12,385    12,952    13,347       13,675       14,006
Merrill Lynch U.S.
 Domestic Master Index                    13,311    14,129    14,739    14,825    15,012    15,648       15,817       15,845
Russell 1000(R) Index                     11,999     9,913    10,384    12,125    12,866    13,256       13,792       14,644



(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more-or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]

Cash & Other Net Assets                  2%
U.S. Government and Agency Obligation   11%
Mortgage Backed                          9%
Corporate Notes and Bonds                9%
Commercial Mortgage Backed               2%
Asset Backed                             2%
Common Stocks                           65%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                                    % RETURN WITHOUT SALES CHARGE                 % RETURN AFTER SALES CHARGE(4)
                                                               Since                                        Since
                               1 Year   3 Years   5 Years   Inception(5)    1 Year   3 Years   5 Years   Inception(5)
                               ------   -------   -------   ------------    ------   -------   -------   ------------
Class A Shares(2)               5.74%     8.69%    1.65%        5.17%       -0.33%    6.56%     0.45%       4.38%
Class B Shares(3)               4.94      7.86     0.89         4.39         0.44     6.85      0.51        4.39
Merrill Lynch U.S. Domestic
 Master Index                   1.26      3.89     6.37         6.04           --       --        --          --
Russell 1000(R) Index          10.47     13.89    -1.38         4.98           --       --        --          --

(2)   Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on December 29, 1997.

GROWTH AND INCOME FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.

During the twelve months ended October 31, 2005, the MEMBERS Growth and Income Fund returned 9.56% (Class A shares at net asset value), lagging the Russell 1000(R) Value Index, which returned 11.86%. Performance was hurt by an underweight in the utilities sector while performance was helped by an overweight in the information technology sector. Much of the fund's under-performance versus the Russell 1000(R) Value Index can be attributed to under-performing holdings in the consumer staples sector, which was a strong relative performer during the period. The Altria Group performed well, but the portfolio was significantly underweight in the stock versus the index. Three stocks the fund was overweighted versus the index -- Kimberly-Clark, General Mills and Procter & Gamble -- lagged the sector, and Sara Lee fell sharply after missing earnings estimates. We have reduced our position in Sara Lee on concerns about its ability to execute its restructuring plans. Stock selection in the materials sector also detracted from performance as an overweight of sluggish performer DuPont versus the index and positions in aluminum companies Alcan and Alcoa were hit hard by rising natural gas costs, which rose unexpectedly after the destruction wrought by the Gulf hurricanes. We have eliminated our position in Alcan because we think that upward pressure on natural gas prices may continue to affect the company's fundamentals. The fund's performance was helped by stock selection and positioning in the telecommunications services sector, where Alltel benefited from continuing growth in the wireless sector.

We continue to favor mega-cap and high-quality stocks, which have under-performed smaller and low quality stocks for five years. We believe that these stocks should see improved relative performance as a gradually slowing economy and increased competition exert downward pressure on profit margins. In many cases we now find their valuations compelling, and believe the market will eventually reward the competitive and financial strengths of these companies.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team -- Advisor

GROWTH AND INCOME FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                               [PERFORMANCE GRAPH]

                         12/29/97
                        Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01  10/31/01
Class A Shares
 (includes maximum
 sales charge(2)          9,425     10,928    10,327    12,910    12,634    13,654    13,506    12,430    10,748
Class B Shares
 (includes maximum
 applicable CDSC)(3)     10,000     11,114    10,447    12,287    12,821    13,893    13,682    12,566    10,777
Russell 1000(R) Value
 Index                   10,000     11,429    10,864    13,039    12,659    12,533    13,358    13,339    11,773


                        04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04    04/30/05     10/31/05
Class A Shares
 (includes maximum
 sales charge(2)         11,300     9,081     9,286   10,801    11,577    12,041      12,643       13,193
Class B Shares
 (includes maximum
 applicable CDSC)(3)     11,609     9,295     9,365   10,861    11,709    12,134      12,695       13,194
Russell 1000(R) Value
  Index                  12,817    10,593    11,150   13,017    14,078    15,028      16,039       16,811


(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                  [PIE CHART]


Materials                                4%
Information Technology                  11%
Consumer Discretionary                  10%
Health Care                              9%
Financials                              26%
Telecommunication Services               4%
Utilities                                4%
Cash & Other Net Assets                  1%
Industrials                             11%
Consumer Staples                         7%
Energy                                  13%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                                  % RETURN WITHOUT SALES CHARGE                % RETURN AFTER SALES CHARGE(4)
                                                              Since                                        Since
                              1 Year   3 Years   5 Years   Inception(5)   1 Year   3 Years   5 Years   Inception(5)
                              ------   -------   -------   ------------   ------   -------   -------   ------------
Class A Shares(2)              9.56%    13.26%    -0.47%      4.38%        3.29%    11.05%    -1.64%       3.60%
Class B Shares(3)              8.73     12.38     -1.22       3.60         4.23     11.45     -1.62        3.60
Russell 1000(R) Value Index   11.86     16.64      4.71       6.85           --        --        --          --

(2)   Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on December 29, 1997.

CAPITAL APPRECIATION FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Capital Appreciation Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "core" or "blend" approach. Relative to the Growth and Income Fund, the Capital Appreciation Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

The MEMBERS Capital Appreciation Fund returned 6.61% (Class A shares at net asset value) in the twelve month period ended October 31, 2005, under-performing the Russell 1000(R) Index, which returned 10.47%.

Performance was helped by a strategic overweight in the energy sector as oil prices remained high and elevated expectations for long-term growth in the demand for oil caused market participants to adjust valuations in the sector upward. Performance was also helped by stock selection in the consumer discretionary sector as restaurant company Brinker International rose on strong operating results from its Chili's and Macaroni Grill franchises and luxury retailer Tiffany appreciated on impressive earnings growth.

Performance was hurt by stock selection in the consumer staples sector, where Wal-Mart, Kraft Foods, and Estee Lauder declined after disappointing earnings. Performance was also hurt by stock selection in the health care sector, where medical-device maker Boston Scientific declined in the wake of a recall of its Taxus heart stent and questions about the future growth rate of the market for heart stents. The portfolio's stock selection in and relative weighting of the health care providers and services stocks was also a significant negative contributor to the fund's performance.

The portfolio retains a modest overweight in the energy sector as we believe the supply/demand balance for oil will keep money flowing through this area of the economy. We are particularly focused on oil-services and equipment stocks in the belief that political pressure and growing demand will lead major oil companies to boost production capacity over the next several years. We continue to focus on higher-quality stocks -- stocks of companies that have demonstrated consistent earnings and cash flow growth and are in a strong financial position. Higher quality stocks have lagged in the current bull market, and we believe that in many cases they provide very attractive relative value.

MEMBERS Capital Advisors Common Stock Portfolio Management Team -- Advisor

CAPITAL APPRECIATION FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                               [PERFORMANCE GRAPH]

                         12/29/97
                        Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01  10/31/01
Class A Shares
 (includes maximum
 sales charge)(2)        9,425     11,057    10,415    12,558    12,945    14,585    15,550    14,708    12,116
Class B Shares
 (includes maximum
 applicable CDSC)(3)    10,000     11,261    10,541    12,034    13,153    14,870    15,812    14,940    12,205
Russell 1000(R) Index   10,000     11,671    11,459    14,041    14,391    15,789    15,694    13,632    11,608


                        04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04    04/30/05     10/31/05
Class A Shares
 (includes maximum
 sales charge)(2)        12,057     9,142     9,674   11,278    11,801    12,218      12,475      13,026
Class B Shares
 (includes maximum
 applicable CDSC)(3)     12,401     9,364     9,779   11,366    11,969    12,341      12,552      13,055
Russell 1000(R) Index    11,999     9,913    10,384   12,125    12,866    13,256      13,792      14,644


(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

Materials                                     3%
Information Technology                       17%
Consumer Staples                              9%
Consumer Discretionary                       11%
Financials                                   19%
Telecommunication Services                    3%
Cash & Other Net Assets                       2%
Utilities                                     2%
Health Care                                  12%
Industrials                                  11%
Energy                                       11%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                           % RETURN WITHOUT SALES CHARGE                 % RETURN AFTER SALES CHARGE(4)
                                                         Since                                      Since
                        1 Year   3 Years   5 Years   Inception(5)   1 Year   3 Years   5 Years   Inception(5)
                        ------   -------   -------   ------------   ------   -------   -------   ------------
Class A Shares(2)        6.61%    12.53%    -3.48%       4.21%       0.44%    10.32%    -4.61%      3.43%
Class B Shares(3)        5.79     11.71     -4.18        3.46        1.29     10.77     -4.56       3.46
Russell 1000(R) Index   10.47     13.89     -1.38        4.98          --        --        --         --

(2)   Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on December 29, 1997.

MID-CAP FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Mid-Cap Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the smaller-cap portion of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization at the time of purchase of less than $12 billion, but more than $1 billion), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because the company's market capitalization has grown beyond $12 billion, or fallen below $1 billion, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more small, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Fund, but can also provide higher long-term returns than are typically available from less risky investments.

During the twelve month period ended October 31, 2005, the MEMBERS Mid-Cap Fund returned 13.95% (Class A shares at net asset value), under-performing the Russell MidCap(R) Value Index, which returned 19.50%.

Relative performance was helped by a strategic overweight in the energy sector, which was by far the best performing sector in the mid-cap space during the period. Performance was also helped by stock selection in the information technology sector, where the portfolio's holdings in the semiconductors & semiconductor equipment subsector, including Intersil and LSI Logic, out-performed the sector. Electronic device maker Arrow Electronics and enterprise software concern Peoplesoft were also both strong performers as the former saw improving fundamentals and the latter was acquired by Oracle.

Performance was hurt by stock selection in the consumer staples sector, where the portfolio's positions in McCormick, Estee Lauder, and Sara Lee under-performed the sector after posting disappointing earnings. Performance was also hurt by stock selection in the health care sector, where the fund's holdings in the health care providers & services subsector significantly lagged the subsector's strong performance during the period.

Among the small-cap shares in the portfolio, stock selection was strongest within consumer discretionary, energy and information technology. These positive results were partially offset by weaker stock selection in the health care and materials sectors. Key individual contributors to performance were Vintage Petroleum, Herbalife, Gildan Activewear, and Hibbett Sporting. Detractors from relative performance during the period included NBTY, IPC Holdings, and Yankee Candle.

MEMBERS Capital Advisors' Common Stock Portfolio Management Teams -- Advisor

Wellington Management Company, LLP -- Subadvisor

MID-CAP FUND PERFORMANCE REVIEW

              CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

                               [PERFORMANCE GRAPH]

                         2-28-01
                        Inception 04/30/01 10/31/01 04/30/02 10/31/02 04/30/03  10/31/03 04/30/04 10/31/04   04/30/05     10/31/05
Class A Shares
 (includes maximum
 sales charge)(2)         9,425    9,793    8,935   10,601    8,149    8,630    10,488   11,281   11,733     12,212       13,370
Class B Shares
 (includes maximum
 applicable CDSC)(3)     10,000    9,930    9,006   11,160    8,540    8,705    10,560   11,370   11,790     12,330       13,471
Russell Midcap(R)
  Value Index            10,000   10,258    9,255   11,121    8,980    9,621    11,986   12,981   14,352     15,616       17,151


(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

Materials                                7%
Information technology                   9%
Industrials                             14%
Heatlth Care                             7%
Financials                              26%
Telecommunication services               1%
Utilities                                6%
Cash & Other Net Assets                  2%
Consumer Discretionary                  12%
Consumer Staples                         5%
Energy                                  11%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                                % RETURN WITHOUT SALES CHARGE       % RETURN AFTER SALES CHARGE(4)
                                                      Since                             Since
                                1 Year   3 Years   Inception(5)   1 Year   3 Years   Inception(5)
                                ------   -------   ------------   ------   -------   ------------
Class A Shares(2)               13.95%    17.94%      7.77%        7.39%    15.63%      6.41%
Class B Shares(3)               13.07     16.98       6.92         8.57     16.12       6.58
Russell Midcap(R) Value Index   19.50     24.07      12.24           --        --         --

(2)   Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4)   Assuming Maximum Applicable Sales Charge.

(5)   Fund commenced investment operations on February 28, 2001.

MULTI-CAP GROWTH FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The Muti-Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP, is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadvisor, each with expertise in a specific range of market capitalization. Typically, between 60% to 90% of the fund will be invested in large capitalization companies (generally over $10 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $10 billion of market capitalization) and up to 20% in smaller capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as superior management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

The MEMBERS Multi-Cap Growth Fund returned 10.97% (Class A shares at net asset value) during the twelve month period ended October 31, 2005, out-performing the 8.99% gain of the Russell 3000(R) Growth Index.

Favorable stock selection produced positive benchmark-relative returns during the twelve month period. Stock selection was strongest within the information technology, industrials and financials sectors. The fund's overweight allocation to the top performing energy sector also contributed positively to performance. Positive relative results were somewhat offset by weak stock selection in health care and consumer discretionary, as well as the fund's underweight position in the health care sector.

Key individual contributors to relative performance were Google, Petro-Canada, and Electronic Arts. Internet search and advertising company Google benefited from both a strong secular trend toward increased online advertising and a greater investor appreciation of its exceptional growth dynamics. Petro-Canada advanced on the continued rise in oil prices. Electronic Arts, the largest U.S. publisher of video games, gained as it signed licensing agreements to solidify its competitive position.

Positive results were partially offset by Research in Motion, eBay, and XM Satellite Radio. Research in Motion, a wireless email solutions firm, fell as investors saw signs of slowing growth ahead of an increasingly competitive environment. Internet auctioneer eBay declined in response to concerns of slowing growth and increasing competition. Lastly, XM Satellite Radio fell during the first half of the year as investors expressed concerns about the rising cost of adding subscribers as the company reported increased marketing and advertising expenditures.

As always, the fund's managers continue to utilize security-specific research to a build the fund one stock at a time. They seek to identify individual companies that possess an explicit sustainable growth advantage or barrier to entry that will enable them to maintain an above average growth rate for an extended period. At the conclusion of the twelve month period, these bottom-up, stock-specific decisions resulted in greater-than-benchmark weights in the financials, information technology, and health care sectors, and underweight positions in consumer staples and consumer discretionary sectors.

MEMBERS Capital Advisors' Common Stock Management Team--Advisor

Wellington Management Company, LLP--Subadvisor

MULTI-CAP GROWTH FUND PERFORMANCE REVIEW

                         CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

[LINE GRAPH]

                           2-29-00 Inception   04/30/00 10/31/00 04/30/01 10/31/01 04/30/02 10/31/02
Class A Shares
 (includes maximum
 sales charge(2)                      9,425       8,087    7,417    5,353    4,024    3,949    3,289
Class B Shares
 (includes maximum
 applicable CDSC)(3)                 10,000       8,194    7,478    5,405    4,051    4,130    3,420
Russell 3000(R) Growth Index         10,000      10,022    9,222    6,840    5,594    5,521    4,491

                            04/30/03 10/31/03 04/30/04 10/31/04 04/30/05 10/31/05
Class A Shares
 (includes maximum
 sales charge(2)               3,450    4,204    4,486    4,552    4,562    5,052
Class B Shares
 (includes maximum
 applicable CDSC)(3)           3,473    4,210    4,528    4,577    4,613    5,089
Russell 3000(R) Growth Index   4,692    5,540    5,768    5,736    5,786    6,251

-----------
(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

                                   [PIE CHART]

Information Technology                  30%
Industrials                             13%
Heatlth Care                            22%
Financials                              12%
Telecommunication Services               1%
Cash & Other Net Assets                  5%
Consumer Discretionary                   9%
Consumer Staples                         2%
Energy                                   6%


AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                                   % RETURN WITHOUT SALES CHARGE            % RETURN AFTER SALES CHARGE(4)
                                                             Since                                     Since
                               1 Year  3 Years   5 Years   Inception(5)   1 Year   3 Years   5 Years   Inception(5)
                               ------  -------   -------   ------------   ------   -------   -------   ------------
Class A Shares(2)               10.97%  15.38%    -7.39%     -10.41%       4.69%    13.15%    -8.48%      -11.34%
Class B Shares(3)               10.06   14.55     -8.07      -11.07        5.56     13.65     -8.44       -11.23
Russell 3000(R) Growth Index     8.99   11.66     -7.48       -7.95          --        --        --           --

-----------
(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on February 29, 2000.

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Lazard Asset Management LLC is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" - receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

The MEMBERS International Stock Fund returned 20.81% (Class A shares at net asset value) during the twelve month period ended October 31, 2005, out-performing the MSCI EAFE Index, which returned 18.59%. The fund benefited from its positions in emerging market and developed market small-cap stocks, which both out-performed developed market stocks during the period.

After a strong 2004 year-end rally in international stocks during November and December, the year 2005 began with the markets weakening in January but rebounding in February. International stocks fell again in March and April, due to rising oil prices and signs of slowing economic growth. However, international equities began a sustained rally in May that could be attributed to lower interest rates as ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland. The rally continued through September as investors became more confident that companies' profit forecasts could withstand higher energy prices. Although petroleum prices dipped to pre-Katrina levels in October, natural gas prices surged to a record high because of persistent capacity outages in the aftermath of the Gulf hurricanes. The markets then weakened as inflation worries sent gold prices to a nearly 18-year high. Among developed markets, Japan out-performed as consumer and capital spending have fueled a robust economic rebound. European economies have benefited from a weak euro this year, making their goods more attractive abroad. From a sector perspective, energy, materials and industrials were among the best performers, while telecommunications and technology stocks lagged. The portfolio was hurt by stock selection in financials (particularly banks), industrials, and telecommunications services. Conversely, stock selection in the technology and consumer discretionary sectors contributed to returns. Of the top 10 stocks by weight the most positive contributors were Mitsubishi UJF and Total, while Sony and Nissan were detractors for the period.

During November and December of 2004 and through the first three quarters of 2005, international small caps generally out-performed large caps. The portfolio was up solidly for the year in absolute terms when measured in local currency but under-performed the MSCI Small Cap EAFE Index, which posted very strong returns for the third year in a row. Stock selection in health care benefited performance, led by Elekta. Stock selection in Spain also boosted returns, as Abengoa and Indra performed well. Although the portolio's energy stocks posted gains, it under-performed the index in this sector. Stock selection and an overweight position in the consumer discretionary sector detracted from performance.

Emerging markets equities experienced a very strong November and finished 2004 with a solid performance in December (in U.S. dollar terms). Returns for the following months were erratic until the third quarter of 2005, which witnessed solid gains in emerging markets equities. The portfolio benefited from good stock selection in consumer staples, financials, and materials. Within consumer staples, HM Sampoerna (Indonesia), the subject of an acquisition, contributed the most to performance. Financials benefited from the good relative performance of Kookmin Bank (South Korea). Caemi and CVRD (both Brazilian) drove out-performance within the materials sector. From a regional perspective, the portfolio's underweight position in Asia, particularly Taiwan, added value. A large weighting in Brazil also boosted returns. Overweight positions in Venezuela, Croatia, and companies CANTV and Pliva detracted from performance. Poor stock selection in health care and China also hurt returns.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team--Advisor

Lazard Asset Management LLC--Subadvisor

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

                    CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION(1)

[LINE GRAPH]

                          12/29/97
                          Inception  04/30/98  10/31/98  04/30/99  10/31/99  04/30/00  10/31/00  04/30/01
                          ---------  --------  --------  --------  --------  --------  --------  --------
Class A Shares
 (includes maximum
 sales charge)(2)           9,425     11,104     9,764    11,084    11,413    10,981    10,353     9,632
Class B Shares
 (includes maximum
 applicable CDSC)(3)       10,000     11,301     9,840    10,916    11,545    11,103    10,413     9,703
Morgan Stanley Capital
 International Europe,
 Australasia & Far East
 Index (MSCI EAFE Index)   10,000     11,659    11,090    12,802    13,681    14,616    13,317    12,270

                          10/31/01   04/30/02  10/31/02  04/30/03  10/31/03  04/30/04  10/31/04  04/30/05  10/31/05
                          --------   --------  --------  --------  --------  --------  --------  --------  --------
Class A Shares
 (includes maximum
 sales charge)(2)           7,984      9,044      7,646    7,895     9,822    10,942    11,743    12,920    14,187
Class B Shares
 (includes maximum
 applicable CDSC)(3)        8,017      9,291      7,826    7,983     9,885    11,062    11,835    12,984    14,202
Morgan Stanley Capital
 International Europe,
 Australasia & Far East
 Index (MSCI EAFE Index)   10,031     10,599      8,734    8,912    11,141    12,543    13,288    14,477    15,758

-----------
(1) This chart compares a $10,000 investment made in the fund on its inception date to a $10,000 investment made in the index. All dividends and capital gains are reinvested. Further information relating to the fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges. The graph above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

             GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

[PIE CHART]

Africa                                   2%
Latin America                            5%
Other Countries                          3%
United Kingdom                          18%
Pacific Basin                            8%
Cash & Other Net Assets                  4%
Japan                                   21%
Europe (excluding United Kingdom)       39%

AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 2005

                       % RETURN WITHOUT SALES CHARGE                 % RETURN AFTER SALES CHARGE(4)
                                                   Since                                       Since
                   1 Year   3 Years   5 Years    Inception(5)   1 Year    3 Years  5 Years     Inception(5)
                   ------   -------   -------    ------------   ------    -------  -------     ------------
Class A Shares(2)   20.81%   22.88%    6.50%       5.35%         13.91%    20.46%    5.26%        4.56%
Class B Shares(3)   20.00    21.98     5.71        4.58          15.50     21.19     5.38         4.58
MSCI EAFE Index     18.59    21.74     3.42        5.97             --        --       --           --

---------
(2) Maximum Sales Charge is 5.75% for A Shares.

(3) Maximum Contingent Deferred Sales Charge is 4.5% for B Shares; reduced after 12 months and eliminated after six years.

(4) Assuming Maximum Applicable Sales Charge.

(5) Fund commenced investment operations on December 29, 1997.

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS

                                                                      Value
Par Value                                                           (Note 2)
---------                                                          ---------
COMMERCIAL PAPER (A) - 66.35%

          CHEMICALS - 4.00%
$ 695,000 E.I. du Pont de Nemours & Co.
          3.740%, due 11/15/05                                     $  693,989
                                                                   ----------

          CONSUMER STAPLES - 17.15%
  375,000 Anheuser Busch, Inc.
          3.680%, due 12/16/05                                        373,275
  450,000 Coca-Cola Co.
          3.800%, due 11/14/05                                        449,383
  705,000 Nestle Capital Corp.
          3.730%, due 12/14/05                                        701,859
  750,000 PepsiCo, Inc.
          3.840%, due 11/09/05                                        749,360
  530,000 Procter & Gamble
          3.740%, due 12/14/05                                        527,632
  175,000 Procter & Gamble
          3.820%, due 12/14/05                                        174,202
                                                                   ----------
                                                                    2,975,711
                                                                   ----------

          FINANCE - 38.17%
  715,000 American Express Credit Corp.
          3.570%, due 11/02/05                                        714,929
  690,000 American General Finance Corp.
          3.940%, due 12/09/05                                        687,130
  690,000 American Honda Finance
          3.900%, due 11/07/05                                        689,551
  200,000 Caterpillar Financial Services Corp.
          3.900%, due 11/02/05                                        199,978
  300,000 Caterpillar Financial Services Corp.
          3.950%, due 11/21/05                                        299,342
  335,000 CIT Group, Inc.
          3.810%, due 11/15/05                                        334,504
  350,000 CIT Group, Inc.
          4.080%, due 01/09/06                                        347,263
  700,000 Citigroup Funding, Inc.
          3.850%, due 11/28/05                                        697,979
  695,000 General Electric Capital Corp.
          3.780%, due 11/15/05                                        693,978
  185,000 Toyota Motor Credit Co.
          3.770%, due 11/09/05                                        184,845
  500,000 Toyota Motor Credit Co.
          3.770%, due 11/10/05                                        499,529
  645,000 UBS Finance Delaware LLC
          3.830%, due 11/14/05                                        644,108
  630,000 Wells Fargo and Co.
          4.040%, due 12/01/05                                        627,879
                                                                   ----------
                                                                    6,621,015
                                                                   ----------

          FOREIGN - 3.01%
  525,000 Government of Quebec
          3.760%, due 12/19/05                                        522,368
                                                                   ----------

          RETAIL - 4.02%
  700,000 Wal-Mart Stores, Inc.
          3.900%, due 11/28/05                                        697,953
                                                                   ----------

          TOTAL COMMERCIAL PAPER                                   11,511,036
                                                                   ----------
          ( Cost $11,511,036 )

CORPORATE NOTES AND BONDS - 18.41%

          FINANCE - 15.52%
  475,000 Bank of America Corp.
          7.125%, due 09/15/06                                       486,768
  700,000 Goldman Sachs Group, Inc., Series B (G)
          3.900%, due 08/01/06                                       700,354
  500,000 HSBC Finance Corp. 3.375%, due 02/21/06                    499,552
  500,000 Merrill Lynch & Co., Inc., Series B (G)
          4.439%, due 04/18/06                                       500,704
  500,000 Morgan Stanley
          6.100%, due 04/15/06                                       504,369
                                                                   ----------
                                                                    2,691,747
                                                                   ----------

                 See accompanying Notes to Financial Statements.

CASH RESERVES FUND PORTFOLIO OF INVESTMENTS

                                                                     Value
Par Value                                                          (Note 2)
---------                                                        ------------
CORPORATE NOTES AND BONDS (CONTINUED)

          HEALTH CARE - 2.89%
$ 500,000 Merck & Co., Inc. (C)
          4.726%, due 02/22/06                                   $    501,119
                                                                 ------------

          TOTAL CORPORATE
          NOTES AND BONDS                                           3,192,866
                                                                 ------------
          (Cost $3,192,866)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 9.79%

          FEDERAL FARM CREDIT BANK - 4.03%
  700,000 3.750%, due 06/01/06 (G)                                    699,919
                                                                 ------------

          FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 5.76%
  500,000 3.640%, due 11/01/05                                        500,000
  500,000 3.790%, due 11/21/05                                        498,947
                                                                 ------------
                                                                      998,947
                                                                 ------------
          TOTAL U.S. GOVERNMENT
          AND AGENCY OBLIGATIONS                                    1,698,866
                                                                 ------------
          (Cost $1,698,866)
Shares
------
INVESTMENT COMPANIES - 5.16%

  777,410 J.P. Morgan Prime Money Market Fund                         777,410
  117,968 SSgA Prime Money Market Fund                                117,968
                                                                 ------------
          TOTAL INVESTMENT COMPANIES                                  895,378
                                                                 ------------
          (Cost $895,378)

TOTAL INVESTMENTS - 99.71%                                         17,298,146
                                                                 ------------
(Cost $17,298,146**)

NET OTHER ASSETS AND LIABILITIES - 0.29%                               49,694
                                                                 ------------
TOTAL NET ASSETS - 100.00%                                       $ 17,347,840
                                                                 ------------

-------------
**    Aggregate cost for Federal tax purposes was          $ 17,298,146.

(A)   Rate noted represents annualized yield at time of purchase.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G)   Floating rate note. Date shown is next reset date.

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                     Value
Par Value                                                          (Note 2)
---------                                                        ------------
ASSET BACKED - 7.18%

$  73,515  ABSC Long Beach Home Equity Loan
           Trust, Series 2000-LB1, Class AF5 (M)
           8.550%, due 09/21/30                                  $     73,328
  300,000  Ameriquest Mortgage Securities, Inc.,
           Series 2004-FR1,
           Class M2 (M)                                               296,058
  860,000  Citibank Credit Card Issuance Trust,
           Series 2004-FR1, Class M2
           2.550%, due 01/20/09                                       836,886
1,000,000  Countrywide Asset-Backed Certificates,
           Series 2003-S1, Class A4 (M)
           5.009%, due 12/25/32                                       998,992
  560,000  GMAC Mortgage Corp. Loan Trust,
           Series 2004-HE2, Class M1 (G)
           3.950%, due 10/25/33                                       542,518
  494,890  Green Tree Financial Corp.,
           Series 1998-2, Class A6
           6.810%, due 12/01/27                                       502,806
  700,000  Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27                                       728,801
1,500,000  New Century Home Equity Loan Trust,
           Series 2000-LB1, Class AF5
           5.500%, due 11/25/33                                     1,507,806
1,621,000  Residential Asset Mortgage Products, Inc.,
           Series 2003-RS9, Class AI5
           4.990%, due 03/25/31                                     1,616,153
  315,000  Soundview Home Equity Loan Trust,
           Series 2005-B, Class M6 (M)
           6.175%, due 05/25/35                                       313,819
  440,000  Wells Fargo Home Equity Trust,
           Series 2004-2, Class M8A (C)(G)
           7.038%, due 03/25/33                                       439,978
                                                                 ------------

           TOTAL ASSET BACKED                                       7,857,145
                                                                 ------------
           ( Cost $7,865,780 )

           COMMERCIAL MORTGAGE BACKED - 6.71%

  898,307  Bear Stearns Commercial Mortgage Securities,
           Series 2001-TOP4, Class A1
           5.060%, due 11/15/16                                       899,275
  325,000  Bear Stearns Commercial Mortgage Securities,
           Series 2005-T20, Class F (C)(G)
           5.303%, due 10/12/42                                       313,726
  525,000  Bear Stearns Commercial Mortgage Securities,
           Series 2004-T16, Class A2
           3.700%, due 02/13/46                                       509,705
  525,000  Bear Stearns Commercial Mortgage Securities,
           Series 2004-T16, Class A6 (G)
           4.750%, due 02/13/46                                       503,845
1,200,000  Greenwich Capital Commercial Funding Corp.,
           Series 2004-GG1, Class A7 (G)
           5.317%, due 06/10/36                                     1,202,278
  800,000  LB-UBS Commercial Mortgage Trust,
           Series 2004-C8, Class A6 (G)
           4.799%, due 12/15/29                                       774,236
  385,193  Morgan Stanley Capital I, Series 1999-CAM1, Class A3
           6.920%, due 03/15/32                                       392,500
1,150,000  Morgan Stanley Capital I, Series 2004-HQ4, Class A7
           4.970%, due 04/14/40                                     1,123,459
  500,000  Morgan Stanley Capital I, Series 2004-T13, Class A3
           4.390%, due 09/13/45                                       478,018
  330,000  Multi Security Asset Trust,
           Series 2005-RR4A, Class J (C)(G)
           5.880%, due 11/28/35                                       283,349
  892,392  Wachovia Bank Commercial Mortgage Trust,
           Series 2003-C6, Class A1
           3.364%, due 08/15/35                                       866,926
                                                                 ------------

           TOTAL COMMERCIAL MORTGAGE BACKED                         7,347,317
                                                                 ------------
           (Cost $7,531,961)

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
CORPORATE NOTES AND BONDS - 27.29%

              CAPITAL GOODS - 0.89%
$ 1,000,000   Caterpillar Financial Services Corp.,
              Series F, 2.500%,
              due 10/03/06                                          $    979,386
                                                                    ------------

              CONSUMER DISCRETIONARY - 2.93%
    750,000   American Association of
              Retired Persons (C)
              7.500%, due 05/01/31                                       906,634
    700,000   Carnival Corp. (D)
              3.750%, due 11/15/07                                       684,558
  1,000,000   Cendant Corp.
              6.250%, due 01/15/08                                     1,017,262
    575,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34                                       601,539
                                                                    ------------
                                                                       3,209,993
                                                                    ------------

              CONSUMER STAPLES - 0.67%
    750,000   Coca-Cola Enterprises, Inc. (O)
              4.375%, due 09/15/09                                       737,537
                                                                    ------------

              ENERGY - 2.01%
    240,000   Amerada Hess Corp.
              7.875%, due 10/01/29                                       285,356
    500,000   Burlington Resources Finance Co. (D)
              5.700%, due 03/01/07                                       504,223
    400,000   Pemex Project Funding Master Trust
              7.375%, due 12/15/14                                       437,200
    450,000   Texaco Capital, Inc.
              5.700%, due 12/01/08                                       450,305
    450,000   Valero Energy Corp.
              7.500%, due 04/15/32                                       530,847
                                                                    ------------
                                                                       2,207,931
                                                                    ------------

              FINANCE - 6.16%
    500,000   AIG SunAmerica Global Financing XII (C)
              5.300%, due 05/30/07                                       503,271
    500,000   American General Finance Corp., Series H
              4.625%, due 09/01/10                                       487,768
    500,000   Bear Stearns Cos., Inc.
              7.800%, due 08/15/07                                       525,486

    500,000   CIT Group, Inc.
              7.375%, due 04/02/07                                       517,045
    500,000   GE Global Insurance Holding Corp.
              7.000%, due 02/15/26                                       503,775
    330,000   GE Global Insurance Holding Corp.
              7.750%, due 06/15/30                                       358,463
    750,000   Goldman Sachs Group, Inc. (O)
              5.700%, due 09/01/12                                       766,068
    750,000   HSBC Finance Corp.
              6.500%, due 11/15/08                                       781,427
    500,000   Merrill Lynch & Co., Inc.
              7.375%, due 05/15/06                                       506,905
    500,000   U.S. Bank N.A.
              6.300%, due 02/04/14                                       537,628
    750,000   Wachovia Corp.
              4.950%, due 11/01/06                                       750,726
    500,000   Washington Mutual Finance Corp.
              6.250%, due 05/15/06                                       504,440
                                                                    ------------
                                                                       6,743,002
                                                                    ------------

              FORESTRY/PAPER - 0.34%
    325,000   Westvaco Corp.
              8.200%, due 01/15/30                                       371,790
                                                                    ------------

              HEALTH CARE - 1.07%
    500,000   Eli Lilly & Co.
              6.570%, due 01/01/16                                       556,270
    345,000   Merck & Co., Inc.
              6.400%, due 03/01/28                                       362,694
    230,000   Wyeth (O)
              6.500%, due 02/01/34                                       250,177
                                                                    ------------
                                                                       1,169,141
                                                                    ------------
              INDUSTRIALS - 5.06%
    240,000   Boeing Co.
              8.625%, due 11/15/31                                       331,734
    215,000   D.R. Horton, Inc. (O)
              5.250%, due 02/15/15                                       196,338
    500,000   DaimlerChrysler N.A. Holding Corp.
              4.750%, due 01/15/08                                       494,808
  1,000,000   Dow Chemical Co.
              5.750%, due 12/15/08                                     1,027,071

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                       Value
Par Value                                                             (Note 2)
---------                                                           ------------
CORPORATE NOTES AND BONDS (CONTINUED)

              INDUSTRIALS (CONTINUED)
$   800,000   General Electric Co.
              5.000%, due 02/01/13                                  $    793,263
    250,000   General Motors Acceptance Corp.
              6.125%, due 08/28/07                                       246,151
    275,000   General Motors Acceptance Corp.
              7.250%, due 03/02/11                                       270,490
    325,000   Genetech, Inc. (C)
              5.250%, due 07/15/35                                       305,031
    200,000   International Paper Co.
              7.875%, due 08/01/06                                       203,832
    215,000   Pulte Homes, Inc. (O)
              5.200%, due 02/15/15                                       199,140
    192,000   Raytheon Co.
              4.500%, due 11/15/07                                       190,226
    235,000   Waste Management, Inc.
              7.125%, due 12/15/17                                       260,728
    500,000   Weyerhaeuser Co.
              6.875%, due 12/15/33                                       508,968
    525,000   WM. Wrigley Jr. Co.
              4.300%, due 07/15/10                                       512,960
                                                                    ------------
                                                                       5,540,740
                                                                    ------------

              PIPELINE - 0.35%
    345,000   Kinder Morgan, Inc.
              7.250%, due 03/01/28                                       382,406
                                                                    ------------

              REITS - 0.25%

    270,000   Simon Property Group, L.P.
              5.625%, due 08/15/14                                       270,898
                                                                    ------------

              TELECOMMUNICATIONS - 1.63%
    500,000   Bellsouth Capital Funding
              7.875%, due 02/15/30                                       589,853
    250,000   Sprint Capital Corp.
              7.125%, due 01/30/06                                       251,467
    200,000   Telephone & Data Systems, Inc.
              7.000%, due 08/01/06                                       202,179
    250,000   Verizon Wireless Capital LLC
              5.375%, due 12/15/06                                       251,379
    500,000   Vodafone Group PLC (D)(O)
              5.000%, due 12/16/13                                       490,855
                                                                    ------------
                                                                       1,785,733
                                                                    ------------

              TRANSPORTATION - 1.75%
    750,000   Burlington Northern Santa Fe Corp.
              6.375%, due 12/15/05                                       751,592
    285,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20                                       353,697
    359,000   Norfolk Southern Corp.
              5.590%, due 05/17/25                                       351,852
    390,000   Norfolk Southern Corp.
              7.050%, due 05/01/37                                       454,777
                                                                    ------------
                                                                       1,911,918
                                                                    ------------

              UTILITIES - 4.18%
    550,000   Constellation Energy Group, Inc.
              4.550%, due 06/15/15                                       503,293
    750,000   DTE Energy Co.
              6.450%, due 06/01/06                                       756,991
    500,000   Energy East Corp.
              8.050%, due 11/15/10                                       560,109
    750,000   Niagara Mohawk Power Corp.
              7.750%, due 05/15/06                                       762,602
    285,000   Pacific Gas and Electric Co.
              6.050%, due 03/01/34                                       286,320
    250,000   Progress Energy, Inc.
              7.750%, due 03/01/31                                       286,643
    600,000   Virginia Electric and Power Co., Series A
              5.750%, due 03/31/06                                       602,498
    750,000   Wisconsin Electric Power
              6.500%, due 06/01/28                                       825,119
                                                                    ------------
                                                                       4,583,575
                                                                    ------------
              TOTAL CORPORATE

              NOTES AND BONDS                                         29,894,050
                                                                    ------------
              ( Cost $29, 697,660 )

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                       Value
Par Value                                                             (Note 2)
---------                                                           ------------
MORTGAGE BACKED - 28.29%

              FEDERAL HOME LOAN
              MORTGAGE CORP. - 5.60%
$   936,602   5.000%, due 05/01/18
              Pool # E96322                                         $    924,589
     10,062   8.000%, due 06/01/30
              Pool # C01005                                               10,718
     73,777   7.000%, due 03/01/31
              Pool # C48133                                               77,021
    179,804   6.500%, due 01/01/32
              Pool # C62333                                              184,690
    386,226   6.000%, due 09/01/32
              Pool # C70558                                              390,451
  2,726,211   5.000%, due 07/01/33
              Pool # A11325                                            2,632,676
    521,815   6.000%, due 09/01/34
              Pool # A26682                                              527,181
    291,517   6.000%, due 10/01/34
              Pool # A28439                                              294,514
    282,737   6.000%, due 10/01/34
              Pool # A28598                                              285,644
    313,599   6.000%, due 11/01/34
              Pool # A28556                                              316,824
    247,038   5.000%, due 04/01/35
              Pool # A32315                                              237,760
    263,032   5.000%, due 04/01/35
              Pool # A32316                                              253,152
                                                                    ------------
                                                                       6,135,220
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 21.53%
  1,469,595   4.000%, due 04/01/15
              Pool # 255719                                            1,411,592
     71,370   6.000%, due 05/01/16
              Pool # 582558                                               73,028
    944,186   5.500%, due 02/01/18
              Pool # 673194                                              951,062
  1,179,938   4.500%, due 09/01/18
              Pool # 737144                                            1,142,993
  1,100,000   5.000%, due 05/01/20
              Pool # 813965                                            1,085,459
    129,726   6.000%, due 05/01/21
              Pool # 253847                                              131,823

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
    841,811   5.500%, due 12/01/22
              Pool # 254587                                              837,125
     48,795   7.000%, due 12/01/29
              Pool # 762813                                               51,164
    122,182   7.000%, due 11/01/31
              Pool # 607515                                              127,817
    176,741   6.000%, due 02/01/32
              Pool # 611619                                              178,485
    578,136   6.500%, due 03/01/32
              Pool # 631377                                              594,271
     14,679   7.000%, due 04/01/32
              Pool # 641518                                               15,352
     56,191   7.000%, due 05/01/32
              Pool # 644591                                               58,783
  1,463,499   6.500%, due 06/01/32
              Pool # 545691                                            1,504,342
      7,421   7.000%, due 08/01/32
              Pool # 641302                                                7,761
    449,866   6.000%, due 12/01/32
              Pool # 676552                                              454,304
  2,366,099   5.500%, due 04/01/33
              Pool # 690206                                            2,337,975
    483,735   6.000%, due 08/01/33
              Pool # 729418                                              488,128
    878,225   6.000%, due 08/01/33
              Pool # 729423                                              886,201
  1,162,162   5.000%, due 10/01/33
              Pool # 254903                                            1,122,441
  1,902,825   5.500%, due 11/01/33
              Pool # 555880                                            1,880,208
    174,669   5.000%, due 05/01/34
              Pool # 775604                                              168,450
    439,303   5.000%, due 05/01/34
              Pool # 780890                                              423,663
    275,876   5.000%, due 06/01/34
              Pool # 255230                                              266,054
  2,359,490   5.500%, due 06/01/34
              Pool # 780384                                            2,329,506
     57,377   7.000%, due 07/01/34
              Pool # 792636                                               59,985
    465,488   5.500%, due 08/01/34
              Pool # 793647                                              459,572

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
MORTGAGE BACKED (CONTINUED)

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (CONTINUED)
$ 1,641,380   5.500%, due 03/01/35
              Pool # 815976                                         $  1,619,738
  1,073,701   5.000%, due 08/01/35
              Pool # 829670                                            1,033,557
    853,225   5.000%, due 09/01/35
              Pool # 820347                                              821,323
  1,100,000   5.000%, due 10/01/35
              Pool # 797669                                            1,058,872
                                                                    ------------
                                                                      23,581,034
                                                                    ------------

              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION - 1.16%
     28,844   8.000%, due 10/20/15
              Pool # 002995                                               30,747
  1,100,000   5.008%, due 12/16/25,
              Series 2004-43, Class C(G)                               1,089,579
     86,264   6.500%, due 02/20/29
              Pool # 002714                                               89,113
     62,634   6.500%, due 04/20/31
              Pool # 003068                                               64,616
                                                                    ------------
                                                                       1,274,055
                                                                    ------------

              TOTAL MORTGAGE
              BACKED                                                  30,990,309
                                                                    ------------
              ( Cost $31,363,259 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.85%

              FEDERAL FARM CREDIT BANK - 0.49%

    500,000   5.875%, due 10/03/16                                       536,185
                                                                    ------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 2.63%
  2,500,000   4.875%, due 11/15/13                                     2,495,498
    400,000   4.500%, due 01/15/14                                       389,259
                                                                    ------------
                                                                       2,884,757
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION - 3.33%
  1,400,000   4.000%, due 09/02/08                                     1,371,399
  1,095,000   4.625%, due 10/15/14 (O)                                 1,069,584
  1,000,000   6.625%, due 11/15/30                                     1,203,001
                                                                    ------------
                                                                       3,643,984
                                                                    ------------

              U.S. TREASURY BONDS - 2.48%
  1,745,000   6.250%, due 05/15/30 (O)                                 2,108,450
    560,000   5.375%, due 02/15/31 (O)                                   610,750
                                                                    ------------
                                                                       2,719,200
                                                                    ------------
              U.S. TREASURY NOTES - 18.92%

  3,500,000   2.250%, due 04/30/06 (O)                                 3,466,232
  1,450,000   2.000%, due 05/15/06 (O)                                 1,432,838
  2,250,000   2.625%, due 11/15/06 (O)                                 2,210,362
  1,500,000   3.125%, due 01/31/07 (O)                                 1,476,972
    800,000   3.375%, due 02/28/07 (O)                                   789,531
  1,000,000   4.000%, due 08/31/07 (O)                                   993,125
  1,470,000   3.750%, due 05/15/08 (O)                                 1,446,745
  1,280,000   3.250%, due 01/15/09 (O)                                 1,234,900
  1,000,000   3.500%, due 08/15/09 (O)                                   967,031

  1,150,000   3.875%, due 05/15/10 (O)                                 1,121,879

  1,000,000   3.875%, due 07/15/10 (O)                                   974,844
  2,500,000   3.875%, due 09/15/10 (O)                                 2,434,570
  1,250,000   4.000%, due 02/15/15 (O)                                 1,195,264

  1,000,000   4.250%, due 08/15/15 (O)                                   975,781
                                                                    ------------
                                                                      20,720,074
                                                                    ------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS                                  30,504,200
                                                                    ------------
             ( Cost $30,734,257 )

                 See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

        Shares                                                        (Note 2)
        ------                                                     -------------
INVESTMENT COMPANIES - 27.24%

  3,086,038   SSgA Prime Money
              Market Fund                                          $   3,086,038
 26,751,508   State Street Navigator
              Securities Lending
              Portfolio (I)                                           26,751,508
                                                                   -------------
              TOTAL INVESTMENT
              COMPANIES                                               29,837,546
                                                                   -------------
              ( Cost $29,837,546 )

TOTAL INVESTMENTS - 124.56%                                          136,430,567
                                                                   -------------
( Cost $ 137,030,463** )
NET OTHER ASSETS
AND LIABILITIES - (24.56)%                                           (26,900,352)
                                                                   -------------
TOTAL NET ASSETS - 100.00%                                         $ 109,530,215
                                                                   =============

-----------
**    Aggregate cost for Federal tax purposes was $137,101,706.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities denominated in U.S. dollars. The aggregate of these securities is 1.53% of total net assets.

(G)   Floating rate or variable rate note. Rate shown is as of October 31, 2005.

(I) Represents investments of cash collateral received in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O)   All (or portion of security) on loan.

PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS - 93.56%

                AEROSPACE/DEFENSE - 4.40%
$  100,000      Alliant Techsystems, Inc.
                8.500%, due 05/15/11                           $    104,500
   185,000      Argo-Tech Corp.
                9.250%, due 06/01/11                                190,550
   250,000      Armor Holdings, Inc. (O)
                8.250%, due 08/15/13                                270,000
   250,000      BE Aerospace, Inc., Series B (O)
                8.000%, due 03/01/08                                249,375
   260,000      BE Aerospace, Inc., Series B (O)
                8.875%, due 05/01/11                                272,350
   300,000      DI Finance/DynCorp. International (C)
                9.500%, due 02/15/13                                311,250
   250,000      DRS Technologies, Inc. (O)
                6.875%, due 11/01/13                                237,500
   200,000      Esterline Technologies Corp.
                7.750%, due 06/15/13                                208,500
   155,000      K&F Acquisition, Inc. (O)
                7.750%, due 11/15/14                                155,000
   205,000      L-3 Communications Corp.
                6.125%, due 01/15/14                                200,387
   145,000      L-3 Communications Corp.
                5.875%, due 01/15/15                                137,750
   200,000      L-3 Communications Corp. (C)
                6.375%, due 10/15/15                                197,500
   150,000      Standard Aero Holdings, Inc.
                8.250%, due 09/01/14                                142,500
   185,000      TransDigm, Inc.
                8.375%, due 07/15/11                                192,400
                                                               ------------
                                                                  2,869,562
                                                               ------------

                APPAREL/TEXTILES - 0.81%
   100,000      Levi Strauss & Co. (G)
                8.804%, due 04/01/12                                 99,250
   195,000      Levi Strauss & Co.
                12.250%, due 12/15/12                               214,012
   200,000      Warnaco, Inc.
                8.875%, due 06/15/13                                215,500
                                                               ------------
                                                                    528,762
                                                               ------------

                AUTO PARTS & EQUIPMENT - 0.36%
   250,000      Navistar International Corp. (O)
                7.500%, due 06/15/11                                237,500
                                                               ------------

                BEVERAGE/FOOD - 1.94%
   150,000      B&G Foods, Inc.
                8.000%, due 10/01/11                                151,313
   250,000      Del Monte Corp. (C)
                6.750%, due 02/15/15                                242,812
   300,000      Doane Pet Care Co. (C)
                10. 625%, due 11/15/15                              303,750
   150,000      Dole Food Co., Inc.
                7.250%, due 06/15/10                                147,750
   125,000      Michael Foods, Inc.
                8.000%, due 11/15/13                                126,875
   200,000      NBTY, Inc. (C)
                7.125%, due 10/01/15                                195,000
   100,000      Pinnacle Foods Holding Corp.
                8.250%, due 12/01/13                                 92,500
                                                               ------------
                                                                  1,260,000
                                                               ------------

                BUILDING AND CONSTRUCTION - 0.69%
    65,000      Technical Olympic USA, Inc.
                9.000%, due 07/01/10                                 64,675
    40,000      Technical Olympic USA, Inc.
                7.500%, due 03/15/11                                 35,300
   135,000      Technical Olympic USA, Inc.
                7.500%, due 01/15/15                                112,050
   250,000      WCI Communities, Inc.
                7.875%, due 10/01/13                                236,875
                                                               ------------
                                                                    448,900
                                                               ------------

                BUILDING MATERIALS - 1.64%
   300,000      Goodman Global Holding Co., Inc. (C)(O)
                7.875%, due 12/15/12                                282,000
   500,000      Interface, Inc.
                7.300%, due 04/01/08                                498,125
   172,000      Interface, Inc.
                10.375%, due 02/01/10                               185,330

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                BUILDING MATERIALS (CONTINUED)
$   65,000      Jacuzzi Brands, Inc. (O)
                9.625%, due 07/01/10                           $     67,925
    40,000      Nortek, Inc.
                8.500%, due 09/01/14                                 38,200
                                                               ------------
                                                                  1,071,580
                                                               ------------

                CHEMICALS - 4.17%
   120,000      Arco Chemical Co.
                9.800%, due 02/01/20                                133,800
   310,000      Equistar Chemicals L.P./
                Equistar Funding Corp.
                10. 625%, due 05/01/11                              337,900
   190,000      Hercules, Inc.
                6.750%, due 10/15/29                                183,350
   288,000      Huntsman International LLC
                10.125%, due 07/01/09                               296,280
   175,000      Lyondell Chemical Co.
                9.500%, due 12/15/08                                183,312
   115,000      Lyondell Chemical Co.
                11.125%, due 07/15/12                               128,225
    60,000      Nalco Co.
                7.750%, due 11/15/11                                 61,275
   160,000      Nalco Co. (O)
                8.875%, due 11/15/13                                163,400
   253,000      Nalco Finance Holdings, Inc. (B)(O)
                0.000%, due 02/01/14                                185,323
   150,000      PQ Corp. (C)
                7.500%, due 02/15/13                                138,000
   375,000      Resolution Performance Products, Inc. (O)
                13.500%, due 11/15/10                               395,156
   200,000      Rhodia S.A. (D)(O)
                10.250%, due 06/01/10                               213,000
    95,000      Rockwood Specialties Group, Inc.
                10. 625%, due 05/15/11                              101,650
   200,000      Rockwood Specialties Group, Inc. (C)
                7.500%, due 11/15/14                                193,000
                                                               ------------
                                                                  2,713,671
                                                               ------------

                CONSUMER PRODUCTS - 3.12%
   100,000      ACCO Brands Corp. (C)
                7.625%, due 08/15/15                                 95,000
   250,000      American Achievement Corp.
                8.250%, due 04/01/12                                250,000
   300,000      Central Garden and Pet Co.
                9.125%, due 02/01/13                                315,000
   150,000      Chattem, Inc. (O)
                7.000%, due 03/01/14                                151,500
   300,000      Church & Dwight Co., Inc.
                6.000%, due 12/15/12                                291,000
   185,000      Da-Lite Screen Co., Inc.
                9.500%, due 05/15/11                                195,175
   150,000      Elizabeth Arden, Inc.
                7.750%, due 01/15/14                                149,063
   100,000      Leslie's Poolmart
                7.750%, due 02/01/13                                100,000
   185,000      Samsonite Corp.
                8.875%, due 06/01/11                                190,550
   300,000      Visant Corp.
                7. 625%, due 10/01/12                               295,500
                                                               ------------
                                                                  2,032,788
                                                               ------------

                ENVIRONMENTAL - 0.81%
   315,000      Allied Waste North America
                6.500%, due 11/15/10                                305,550
    60,000      Allied Waste North America
                7.875%, due 04/15/13                                 61,500
   150,000      Casella Waste Systems, Inc.
                9.750%, due 02/01/13                               1 61,062
                                                               ------------
                                                                    528,112
                                                               ------------

                FOOD & DRUG RETAILERS - 1.13%
   250,000      Rite Aid Corp.
                7.125%, due 01/15/07                                250,000
   310,000      Roundy's, Inc., Series B
                8.875%, due 06/15/12                                341,738
   150,000      Stater Brothers Holdings
                8.125%, due 06/15/12                                146,625
                                                               ------------
                                                                    738,363
                                                               ------------

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                FORESTRY/PAPER - 3.20%
$  150,000      Abitibi-Consolidated, Inc. (D)(G)
                7.370%, due 06/15/11                           $    141,000
   200,000      Boise Cascade LLC, Series B (G)
                7.025%, due 10/15/12                                193,000
   250,000      Caraustar Industries, Inc. (O)
                9.875%, due 04/01/11                                245,000
   195,000      Catalyst Paper Corp. (D)(O)
                8.625%, due 06/15/11                                188,175
   190,000      Catalyst Paper Corp. (D)
                7.375%, due 03/01/14                                169,100
   300,000      Georgia-Pacific Corp.
                9.375%, due 02/01/13                                330,750
   160,000      Graphic Packaging International Corp. (O)
                9.500%, due 08/15/13                                143,600
   175,000      Jefferson Smurfit Corp., U.S.
                8.250%, due 10/01/12                                164,938
   220,000      JSG Funding PLC (D)
                9.625%, due 10/01/12                                211,200
   300,000      Smurfit Capital Funding PLC
                6.750%, due 11/20/05                                299,625
                                                               ------------
                                                                  2,086,388
                                                               ------------
                GAMING - 8.99%
   300,000      American Casino &
                Entertainment Properties LLC
                7.850%, due 02/01/12                                307,500
   300,000      Ameristar Casinos, Inc.
                10.750%, due 02/15/09                               319,500
   300,000      Aztar Corp.
                9.000%, due 08/15/11                                317,250
   185,000      Aztar Corp. (O)
                7.875%, due 06/15/14                                190,550
   285,000      Boyd Gaming Corp. (O)
                6.750%, due 04/15/14                                281,081
   500,000      CCM Merger, Inc. (C)
                8.000%, due 08/01/13                                495,000
   100,000      Chukchansi Economic
                Development Authority (C)(G)(H)
                8.010%, due 11/15/12                                100,450
   200,000      Chukchansi Economic
                Development Authority (C)(H)
                8.000%, due 11/15/13                                200,600
   195,000      Global Cash Access LLC/
                Global Cash Finance Corp.
                8.750%, due 03/15/12                                207,431
   300,000      Hard Rock Hotel, Inc.
                8.875%, due 06/01/13                                319,500
   250,000      Herbst Gaming, Inc.
                7.000%, due 11/15/14                                246,875
   100,000      Isle of Capri Casinos, Inc.
                9.000%, due 03/15/12                                104,000
   185,000      Isle of Capri Casinos, Inc.
                7.000%, due 03/01/14                                174,825
   350,000      Kerzner International, Inc. (C)
                6.750%, due 10/01/15                                332,500
   200,000      Las Vegas Sands Corp. (O)
                6.375%, due 02/15/15                                189,500
   155,000      Mandalay Resort Group (O)
                9.375%, due 02/15/10                                168,950
   150,000      Mandalay Resort Group, Series B
                10.250%, due 08/01/07                               159,750
   345,000      MGM Mirage (O)
                8.375%, due 02/01/11                                364,837
    70,000      MGM Mirage (O)
                5.875%, due 02/27/14                                 65,450
   300,000      Penn National Gaming, Inc.
                8.875%, due 03/15/10                                313,125
   150,000      Pinnacle Entertainment, Inc. (O)
                8.750%, due 10/01/13                                153,563
   100,000      Scientific Games Corp.
                6.250%, due 12/15/12                                 99,125
   200,000      Seneca Gaming Corp.
                7.250%, due 05/01/12                                204,250
   200,000      Seneca Gaming Corp. (C)
                7.250%, due 05/01/12                                204,250
   195,000      Station Casinos, Inc. (O)
                6.500%, due 02/01/14                                194,513
   150,000      Wynn Las Vegas LLC/
                Wynn Las Vegas Capital Corp.
                6.625%, due 12/01/14                                142,875
                                                               ------------
                                                                  5,857,250
                                                               ------------

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                GENERAL INDUSTRIAL &
                MANUFACTURING - 0.99%
$  250,000      Chart Industries, Inc. (C)
                9.125%, due 10/15/15                           $    247,500
   150,000      Hexcel Corp.
                6.750%, due 02/01/15                                147,000
   250,000      Wesco Distribution, Inc. (C)
                7.500%, due 10/15/17                                249,688
                                                               ------------
                                                                    644,188
                                                               ------------

                HEALTH CARE - 6.78%
   100,000      Accellent Corp., Series B
                10.000%, due 07/15/12                               117,000
   300,000      Alderwoods Group, Inc.
                7.750%, due 09/15/12                                309,750
   100,000      Alliance Imaging, Inc.
                7.250%, due 12/15/12                                 87,500
   350,000      Carriage Services, Inc.
                7.875%, due 01/15/15                                358,750
   350,000      DaVita, Inc. (O)
                7.250%, due 03/15/15                                353,500
   105,000      Extendicare Health Services, Inc.
                6.875%, due 05/01/14                                102,375
   100,000      Fisher Scientific International, Inc. (C)
                6.125%, due 07/01/15                                 99,250
   565,000      HCA, Inc.
                7.875%, due 02/01/11                                600,337
   165,000      HCA, Inc. (O)
                6.375%, due 01/15/15                                161,905
   200,000      IASIS Healthcare LLC/
                IASIS Capital Corp.
                8.750%, due 06/15/14                                205,000
   300,000      Omega Healthcare Investors, Inc.
                7.000%, due 04/01/14                                301,500
   250,000      Res-Care, Inc. (C)
                7.750%, due 10/15/13                                251,250
   300,000      Select Medical Corp.
                7.625%, due 02/01/15                                278,250
   200,000      Service Corp. International/U.S. (O)
                7.700%, due 04/15/09                                208,500
   250,000      Sybron Dental Specialties, Inc.
                8.125%, due 06/15/12                                263,125
   150,000      Teva Pharmaceutical
                Finance LLC, Series A (P)
                0.500%, due 02/01/24                                164,250
   200,000      Triad Hospitals, Inc.
                7.000%, due 11/15/13                                200,000
   220,000      Warner Chilcott Corp. (C)
                8.750%, due 02/01/15                                202,400
   150,000      Watson Pharmaceuticals, Inc. (P)
                1.750%, due 03/15/23                                148,875
                                                               ------------
                                                                  4,413,517
                                                               ------------

                HOTELS - 1.99%
   250,000      Felcor Lodging L.P. (G)
                7.780%, due 06/01/11                                257,187
   300,000      Gaylord Entertainment Co.
                8.000%, due 11/15/13                                312,750
   100,000      Host Marriott L.P., Series O
                6.375%, due 03/15/15                                 97,000
   200,000      La Quinta Properties, Inc. (O)
                7.000%, due 08/15/12                                204,000
   395,000      Starwood Hotels & Resorts
                Worldwide, Inc.
                7.875%, due 05/01/12                                425,613
                                                               ------------
                                                                  1,296,550
                                                               ------------

                LEISURE & ENTERTAINMENT - 1.21%
   245,000      AMC Entertainment, Inc., Series B (O)
                8.625%, due 08/15/12                                246,837
   150,000      Cinemark, Inc. (B)
                0.000%, due 03/15/14                                106,125
    55,000      Intrawest Corp. (D)
                7.500%, due 10/15/13                                 55,963
   200,000      NCL Corp. (C)
                11.625%, due 07/15/14                               205,500
   165,000      Royal Caribbean Cruises, Ltd. (D)
                6.875%, due 12/01/13                                170,775
                                                               ------------
                                                                    785,200
                                                               ------------

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                MEDIA - BROADCASTING - 2.26%
$  260,000      Allbritton Communications Co.
                7.750%, due 12/15/12                           $    256,750
   250,000      Gray Television, Inc.
                9.250%, due 12/15/11                                269,375
   300,000      LIN Television Corp. (C)(O)
                6.500%, due 05/15/13                                284,250
   150,000      Radio One, Inc.
                6.375%, due 02/15/13                                146,437
   500,000      Sinclair Broadcast Group, Inc.
                8.000%, due 03/15/12                                513,750
                                                               ------------
                                                                  1,470,562
                                                               ------------

                MEDIA - CABLE - 4.08%
   150,000      Cablevision Systems Corp., Series B
                8.000%, due 04/15/12                                143,250
   435,000      CSC Holdings, Inc., Series B
                8.125%, due 08/15/09                                444,787
   107,000      DirecTV Holdings LLC/
                DirecTV Financing Co.
                8.375%, due 03/15/13                                115,827
   250,000      Echostar Communications Corp. (P)
                5.750%, due 05/15/08                                244,688
   300,000      Echostar DBS Corp.
                6.375%, due 10/01/11                                291,750
   200,000      Insight Communications Co., Inc. (B)(O)
                0.000%, due 02/15/11                                205,500
   200,000      Kabel Deutschland GmbH (C)(D)
                10.625%, due 07/01/14                               215,250
   150,000      Lodgenet Entertainment Corp.
                9.500%, due 06/15/13                                162,375
   250,000      Mediacom Broadband LLC (C)
                8.500%, due 10/15/15                                230,000
   450,000      Telenet Group Holding N.V. (B)(C)(D)
                0.000%, due 06/15/14                                357,750
   250,000      Videotron Ltee (C)(D)
                6.375%, due 12/15/15                                246,875
                                                               ------------
                                                                 2, 658,052
                                                               ------------

                MEDIA - DIVERSIFIED & SERVICES - 3.02%
   250,000      Advanstar Communications, Inc.
                10.750%, due 08/15/10                               276,875
   300,000      Advanstar Communications, Inc., Series B
                12.000%, due 02/15/11                               318,375
   250,000      Corus Entertainment, Inc. (D)
                8.750%, due 03/01/12                                266,875
   150,000      Intelsat Bermuda, Ltd. (C)(D)(G)
                8.695%, due 01/15/12                                151,875
   210,000      Intelsat Bermuda, Ltd. (C)(D)
                8.625%, due 01/15/15                                212,625
   100,000      Intelsat, Ltd. (D)
                5.250%, due 11/01/08                                 91,500
   125,000      Lamar Media Corp.
                7.250%, due 01/01/13                                129,688
   100,000      Lamar Media Corp. (C)
                6.625%, due 08/15/15                                100,750
   200,000      New Skies Satellites N.V. (D)(G)
                8.539%, due 11/01/11                                205,000
   310,000      PanAmSat Holding Corp. (B)(O)
                0.000%, due 11/01/14                                211,575
                                                               ------------
                                                                  1,965,138
                                                               ------------

                METALS AND MINING - 1.54%
   300,000      Alpha Natural Resources LLC/
                Alpha Natural Resources Capital Corp.
                10.000%, due 06/01/12                               330,000
   200,000      Foundation PA Coal Co.
                7.250%, due 08/01/14                                204,500
   150,000      Massey Energy Co.                                   152,250
   185,000      Peabody Energy Corp. (O)
                5.875%, due 04/15/16                                178,987
   130,000      Peabody Energy Corp., Series B
                6.875%, due 03/15/13                                134,225
                                                               ------------
                                                                    999,962
                                                               ------------

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                NON FOOD & DRUG RETAILERS - 1.85%
$  300,000      Affinity Group, Inc.
                9.000%, due 02/15/12                           $    297,000
   300,000      Buhrmann US, Inc.
                7.875%, due 03/01/15                                296,250
   260,000      Couche-Tard U.S. L.P./
                Couche-Tard Finance Corp.
                7.500%, due 12/15/13                                263,900
   100,000      GSC Holdings Corp. (C)(G)
                7.875%, due 10/01/11                                100,000
   100,000      GSC Holdings Corp. (C)(O)
                8.000%, due 10/01/12                                 97,250
   150,000      Pantry, Inc.
                7.750%, due 02/15/14                                147,750
                                                               ------------
                                                                  1,202,150
                                                               ------------

                OIL & GAS - 4.96%
   203,000      Chesapeake Energy Corp.
                7.000%, due 08/15/14                                211,120
   105,000      Chesapeake Energy Corp.
                6.375%, due 06/15/15                                103,162
   285,000      Chesapeake Energy Corp.
                6.875%, due 01/15/16                                288,563
   100,000      Compagnie Generale de
                Geophysique S.A. (D)
                7.500%, due 05/15/15                                103,500
   250,000      Comstock Resources, Inc.
                6.875%, due 03/01/12                                246,875
   150,000      Denbury Resources, Inc.
                7.500%, due 04/01/13                                154,500
   175,000      Encore Acquisition Co.
                6.250%, due 04/15/14                                169,750
   200,000      Encore Acquisition Co.
                6.000%, due 07/15/15                                189,000
   115,000      Exco Resources, Inc.
                7.250%, due 01/15/11                                116,150
   250,000      Frontier Oil Corp.
                6.625%, due 10/01/11                                255,000
   100,000      Hanover Compressor Co.
                8. 625%, due 12/15/10                               106,000
   190,000      Hanover Compressor Co.
                9.000%, due 06/01/14                                207,575
   150,000      Harvest Operations Corp.
                7.875%, due 10/15/11                                145,500
   135,000      Newfield Exploration Co.
                6.625%, due 09/01/14                                137,363
   190,000      Plains Exploration &
                Production Co. (O)
                7.125%, due 06/15/14                                197,125
   300,000      Range Resources Corp.
                6.375%, due 03/15/15                                297,000
   100,000      Transmontaigne, Inc.
                9.125%, due 06/01/10                                 99,000
   200,000      Whiting Petroleum Corp.
                7.250%, due 05/01/13                                201,500
                                                               ------------
                                                                  3,228,683
                                                               ------------

                PACKAGING - 2.10%
   150,000      BWAY Corp.
                10.000%, due 10/15/10                               156,000
   250,000      Crown European Holdings S.A. (D)
                9.500%, due 03/01/11                                275,000
   250,000      Crown European Holdings S.A. (D)
                10.875%, due 03/01/13                               294,375
   190,000      Greif, Inc. (O)
                8.875%, due 08/01/12                                203,300
   190,000      Owens-Brockway Glass Container, Inc.
                8.875%, due 02/15/09                                198,550
   115,000      Owens-Brockway Glass Container, Inc.
                8.750%, due 11/15/12                                123,338
   105,000      Plastipak Holdings, Inc.
                10.750%, due 09/01/11                               114,975
                                                               ------------
                                                                  1,365,538
                                                               ------------


                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                PRINTING & PUBLISHING - 3.06%
$  100,000      CBD Media, Inc.
                8.625%, due 06/01/11                           $    101,500
   153,000      Dex Media East LLC/
                Dex Media East Finance Co.
                12.125%, due 11/15/12                              178, 628
   132,000      Dex Media West LLC/
                Dex Media Finance Co., Series B
                9.875%, due 08/15/13                                145,530
   665,000      Dex Media, Inc. (B)(O)
                0.000%, due 11/15/13                                515,375
   300,000      Houghton Mifflin Co.
                9.875%, due 02/01/13                                309,750
   200,000      Medianews Group, Inc.
                6.875%, due 10/01/13                                197,500
   100,000      Morris Publishing Group LLC
                7.000%, due 08/01/13                                 98,250
   125,000      Primedia, Inc.
                8.875%, due 05/15/11                                121,875
    50,000      Primedia, Inc.
                8.000%, due 05/15/13                                 45,626
   250,000      R. H. Donnelley, Inc.
                10.875%, due 12/15/12                               280,000
                                                               ------------
                                                                  1,994,034
                                                               ------------

                RESTAURANTS - 0.32%
   200,000      Domino's, Inc.
                8.250%, due 07/01/11                                207,000
                                                               ------------

                STEEL - 0.29%
   185,000      Valmont Industries, Inc.
                6.875%, due 05/01/14                                188,700
                                                               ------------

                SUPPORT SERVICES - 4.46%
   150,000      Ahern Rentals, Inc. (C)
                9.250%, due 08/15/13                                152,250
   100,000      Ashtead Holdings PLC (C)
                8.625%, due 08/01/15                                103,250
   150,000      Cardtronics, Inc. (C)
                9.250%, due 08/15/13                                151,500
   450,000      Coinmach Corp.
                9.000%, due 02/01/10                                454,500
    75,000      Corrections Corp. of America
                7.500%, due 05/01/11                                 77,531
   200,000      Corrections Corp. of America
                6.250%, due 03/15/13                                196,750
   410,000      Iron Mountain, Inc.
                8.625%, due 04/01/13                                427,425
    70,000      Iron Mountain, Inc.
                7.750%, due 01/15/15                                 69,650
   115,000      Knowledge Learning Corp., Inc. (C)
                7.750%, due 02/01/15                                106,950
   350,000      Mac-Gray Corp. (C)
                7.625%, due 08/15/15                                353,500
   500,000      NationsRent Cos., Inc. (O)
                9.500%, due 05/01/15                                518,750
    75,000      Quanta Services, Inc. (P)
                4.500%, due 10/01/23                                 90,094
   200,000      Williams Scotsman, Inc. (C)
                8.500%, due 10/01/15                                203,000
                                                               ------------
                                                                  2,905,150
                                                               ------------

                TECHNOLOGY - 3.93%
   250,000      Activant Solutions, Inc. (C)(G)(O)
                10.054%, due 04/01/10                               255,625
   300,000      Flextronics International, Ltd. (D)
                6.500%, due 05/15/13                                300,750
   235,000      Lucent Technologies, Inc. (O)
                5.500%, due 11/15/08                                234,412
   450,000      Lucent Technologies, Inc.
                6.450%, due 03/15/29                                384,750
   400,000      Sungard Data Systems, Inc. (C)
                9.125%, due 08/15/13                                406,000
   250,000      Sungard Data Systems, Inc. (C)
                10.250%, due 08/15/15                               247,813
   300,000      Syniverse Technologies, Inc. (C)
                7.750%, due 08/15/13                                302,250
   405,000      Xerox Corp. (O)
                7.625%, due 06/15/13                                425,250
                                                               ------------
                                                                  2,556,850
                                                               ------------

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS - 10.79%
$  200,000      Alamosa Delaware, Inc.
                12.000%, due 07/31/09                          $    219,000
   450,000      American Cellular Corp., Series B
                10.000%, due 08/01/11                               486,000
   125,000      American Tower Corp.
                7.125%, due 10/15/12                                128,906
   128,000      AT&T Corp.
                9.050%, due 11/15/11                                141,440
   240,000      Centennial Cellular Operating Co./
                Centennial Communications Corp.
                10.125%, due 0 6/15/13                              268,200
   200,000      Cincinnati Bell, Inc. (O)
                8.375%, due 01/15/14                                194,500
   100,000      Cincinnati Bell, Inc.
                7.000%, due 02/15/15                                 94,500
   345,000      Citizens Communications Co.
                9.250%, due 05/15/11                                373,463
   195,000      Citizens Communications Co.
                6.250%, due 01/15/13                                184,762
   165,000      Eircom Funding (D)
                8.250%, due 08/15/13                                177,787
   150,000      MCI, Inc.
                6.908%, due 05/01/07                                151,500
   210,000      MCI, Inc.
                7. 688%, due 05/01/09                               217,612
   100,000      MCI, Inc.
                8.735%, due 05/01/14                                110,750
   855,000      Nextel Communications, Inc. Series D
                7.375%, due 08/01/15                                904,981
   280,000      Qwest Capital Funding, Inc. (O)
                7.250%, due 02/15/11                                267,400
   270,000      Qwest Corp.
                7.875%, due 09/01/11                                282,825
   265,000      Qwest Corp.
                8.875%, due 03/15/12                                290,837
   805,000      Qwest Services Corp.
                13.500%, due 12/15/10                               919,713
   100,000      Rogers Wireless, Inc. (D)
                6.375%, due 03/01/14                                 99,750
    95,000      Rogers Wireless, Inc. (D)
                7.500%, due 03/15/15                                101,888
   300,000      Rural Cellular Corp.
                8.250%, due 03/15/12                                312,000
   100,000      Rural Cellular Corp., Series B (O)
                9.625%, due 05/15/08                                101,750
   200,000      SBA Telecommunications, Inc./
                SBA Communications Corp. (B)
                0.000%, due 12/15/11                                180,500
   260,000      Time Warner Telecom Holdings, Inc. (O)
                9.250%, due 02/15/14                                260,000
   145,000      Time Warner Telecom, Inc. (O)
                10.125%, due 02/01/11                               147,175
   185,000      UbiquiTel Operating Co.
                9.875%, due 03/01/11                                202,113
   215,000      Valor Telecommunications
                Enterprise LLC/Finance Corp.
                7.750%, due 02/15/15                                210,431
                                                               ------------
                                                                  7,029,783
                                                               ------------

                TRANSPORTATION - 0.71%
   150,000      CHC Helicopter Corp. (D)
                7.375%, due 05/01/14                                150,375
   300,000      Gulfmark Offshore, Inc.
                7.750%, due 07/15/14                                315,000
                                                               ------------
                                                                    465,375
                                                               ------------

                UTILITIES - 7.96%
   440,000      AES Corp. (C)
                8.750%, due 05/15/13                                475,200
   250,000      Allegheny Energy Supply (C)(O)
                8.250%, due 04/15/12                                276,250
   750,000      Edison Mission Energy
                7.730%, due 06/15/09                                778,125
   100,000      El Paso Corp.
                7.625%, due 08/16/07                                101,500
   200,000      El Paso Corp. (O)
                7.000%, due 05/15/11                                197,000
   245,000      El Paso Natural Gas Co., Series A
                7.625%, due 08/01/10                                257,109

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Par Value                                                        (Note 2)
----------                                                     ------------
CORPORATE NOTES AND BONDS (CONTINUED)

                UTILITIES (CONTINUED)
$   93,000      Enterprise Products
                Operating L.P., Series B
                6.375%, due 02/01/13                           $     96,282
   200,000      Holly Energy Partners L.P. (C)
                6.250%, due 03/01/15                                194,000
   250,000      Inergy LP/Inergy Finance Corp
                6.875%, due 12/15/14                                236,875
   135,000      MarkWest Energy Partners L.P./
                MarkWest Energy Finance Corp. (C)
                6.875%, due 11/01/14                                129,600
   360,000      Midwest Generation LLC
                8.750%, due 05/01/34                                394,200
   290,000      Mission Energy Holding Co.
                13.500%, due 07/15/08                               335,675
    35,000      Nevada Power Co.
                6.500%, due 04/15/12                                 35,612
   120,000      Nevada Power Co., Series L
                5.875%, due 01/15/15                                117,703
   200,000      Northwestern Corp.
                5.875%, due 11/01/14                                198,158
   100,000      Reliant Energy, Inc.
                6.750%, due 12/15/14                                 93,000
    90,000      Sierra Pacific Power Co.
                6.250%, due 04/15/12                                 90,225
   110,000      Sierra Pacific Resources
                8.625%, due 03/15/14                                119,900
   250,000      Suburban Propane Partners L.P./
                Suburban Energy Finance Corp.
                6.875%, due 12/15/13                                230,000
   350,000      Texas Genco LLC/
                Texas Genco Financing Corp. (C)
                6.875%, due 12/15/14                                374,500
   437,000      Williams Cos., Inc.
                7.125%, due 09/01/11                                450,656
                                                               ------------
                                                                  5,181,570
                                                               ------------

                TOTAL CORPORATE NOTES
                AND BONDS                                        60,930,878
                                                               ------------
                ( Cost $60,976,884 )

COMMON STOCKS - 0.00%

                AUTO PARTS & EQUIPMENT - 0.00%
        16      Oxford Automotive,
                Inc. * (L)                                                -
                                                               ------------

                TOTAL COMMON
                STOCKS                                                    -
                                                               ------------
                ( Cost $3,800 )

PREFERRED STOCKS - 3.22%

                AUTO PARTS & EQUIPMENT - 0.72%
    20,000      General Motors Corp.,
                Series A, 4.500% (P)                                466,400
                                                               ------------

                LEISURE & ENTERTAINMENT - 0.28%
     8,000      Six Flags, Inc.
                7.25% (O)(P)                                        184,400
                                                               ------------

                OIL & GAS - 0.55%
     3,500      Chesapeake Energy Corp.,
                4.500% (O)(P)                                       359,187
                                                               ------------

                TELECOMMUNICATIONS - 1.67%
    21,000      Crown Castle International Corp.,
                6.250%, (P)                                       1,088,325
                                                               ------------

                TOTAL PREFERRED
                STOCKS                                            2,098,312
                                                               ------------
                ( Cost $2,000,336 )

WARRANTS AND RIGHTS - 0.00%

                MEDIA - BROADCASTING - 0.00%
        55      XM Satellite Radio Holdings, Inc.
                Exp. 03/03/10
                (Exercise Price $49.50) *                             2,612
                                                               ------------

                TOTAL WARRANTS
                AND RIGHTS                                            2,612
                                                               ------------
                ( Cost $0 )

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                  Value
Shares                                                           (Note 2)
----------                                                     ------------
INVESTMENT COMPANIES - 17.04%

   781,202      SSgA Prime Money
                Market Fund (N)                                $    781,202
10,313,907      State Street Navigator
                Securities Lending
                Portfolio (I)                                    10,313,907
                                                               ------------

                TOTAL INVESTMENT
                COMPANIES                                        11,095,109
                                                               ------------
                ( Cost $11,095,109 )

TOTAL INVESTMENTS - 113.82%                                      74,126,911
                                                               ------------
( Cost $74,076,129** )

NET OTHER ASSETS
AND LIABILITIES - (13.82)%                                       (9,000,339)
                                                               ------------
TOTAL NET ASSETS - 100.00%                                     $ 65,126,572
                                                               ============

----------
*     Non-income producing.
**    Aggregate cost for Federal tax purposes was $74,085,023.
(B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.76% of total net assets.
(G)   Floating rate or variable rate note. Rate shown is as of October 31, 2005.
(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
(I) Represents investments of cash collateral received in connection with securities lending.
(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).
(N) Security pledged as collateral for when- issue purchase commitments outstanding as of October 31, 2005.
(O)   All (or portion of security) on loan.
(P)   Convertible.
PLC   Public Limited Company.

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
COMMON STOCKS - 64.67%

             CONSUMER DISCRETIONARY - 7.58%
    37,600   Brinker International, Inc. *        $    1,433,312
    30,800   Carnival Corp.                            1,529,836
    19,834   Comcast Corp., Class A *                    551,980
    42,400   Home Depot, Inc.                          1,740,096
    50,400   Kohl's Corp. *                            2,425,752
    23,200   McDonald's Corp.                            733,120
    33,000   Target Corp.                              1,837,770
    29,000   Tiffany & Co.                             1,142,600
    61,400   Time Warner, Inc.                         1,094,762
    50,100   Viacom, Inc., Class B                     1,551,597
    63,500   Walt Disney Co.                           1,547,495
                                                  --------------
                                                      15,588,320
                                                  --------------

             CONSUMER STAPLES - 6.19%
     9,700   Altria Group, Inc.                          727,985
    50,900   Coca-Cola Co.                             2,177,502
    26,300   CVS Corp.                                   641,983
    18,200   Estee Lauder Cos., Inc., Class A            603,694
    38,100   General Mills, Inc.                       1,838,706
    23,100   Kraft Foods, Inc., Class A                  653,730
    41,900   Procter & Gamble Co.                      2,345,981
    31,100   Sysco Corp.                                 992,401
    58,200   Wal-Mart Stores, Inc.                     2,753,442
                                                  --------------
                                                      12,735,424
                                                  --------------

             ENERGY - 7.08%
    14,500   Anadarko Petroleum Corp.                  1,315,295
     8,500   Apache Corp.                                542,555
    15,364   BP PLC, ADR                               1,020,169
    25,600   Chevron Corp.                             1,460,992
    14,200   ConocoPhillips                              928,396
    32,100   Devon Energy Corp.                        1,938,198
    57,500   Exxon Mobil Corp.                         3,228,050
    23,700   Marathon Oil Corp.                        1,425,792
    20,600   Schlumberger, Ltd.                        1,869,862
    14,516   Transocean, Inc. *                          834,525
                                                  --------------
                                                      14,563,834
                                                  --------------

             FINANCIALS - 13.06%
    23,600   ACE, Ltd.                                 1,229,560
    19,400   Allstate Corp.                            1,024,126
    42,200   American International Group, Inc.        2,734,560
    87,192   Bank of America Corp.                     3,813,778
     5,500   Chubb Corp.                                 511,335
    94,600   Citigroup, Inc.                           4,330,788
    15,000   Fifth Third Bancorp                         602,550
    18,700   Freddie Mac                               1,147,245
    10,900   Goldman Sachs Group, Inc.                 1,377,433
    47,902   J.P. Morgan Chase & Co.                   1,754,171
    18,900   Marsh & McLennan Cos., Inc.                 550,935
    14,400   Metlife, Inc.                               711,504
    29,900   Morgan Stanley                            1,626,859
    36,400   National City Corp.                       1,173,172
    16,600   SunTrust Banks, Inc.                      1,203,168
    36,700   Wells Fargo & Co.                         2,209,340
    13,600   XL Capital, Ltd., Class A                   871,216
                                                  --------------
                                                      26,871,740
                                                  --------------

             HEALTH CARE - 8.04%
    36,900   Abbott Laboratories                       1,588,545
    48,100   Applera Corp. - Applied
             Biosystems Group                          1,167,387
    34,800   Baxter International, Inc.                1,330,404
    43,000   Bristol-Myers Squibb Co.                    910,310
    18,600   Community Health Systems, Inc. *            690,246
    11,300   Genzyme Corp. *                             816,990
    28,800   GlaxoSmithKline PLC, ADR                  1,497,312
    31,200   Health Management
             Associates, Inc., Class A                   667,992
     3,500   Hospira, Inc. *                             139,475
    23,700   IMS Health, Inc.                            550,551
    35,400   Johnson & Johnson                         2,216,748
    20,800   Medimmune, Inc. *                           727,584
    13,400   Merck & Co., Inc.                           378,148
    70,862   Pfizer, Inc.                              1,540,540
     9,000   Triad Hospitals, Inc. *                     370,170
    43,900   Wyeth                                     1,956,184
                                                  --------------
                                                      16,548,586
                                                  --------------

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
COMMON STOCKS (CONTINUED)

             INDUSTRIALS - 7.98%
     9,000   3M Co.                               $      683,820
    19,300   Burlington Northern Santa Fe Corp.        1,197,758
    18,000   Dover Corp.                                 701,640
     7,300   Emerson Electric Co.                        507,715
    15,100   FedEx Corp.                               1,388,143
   162,000   General Electric Co.                      5,493,420
    28,100   Honeywell International, Inc.               961,020
    19,200   Illinois Tool Works, Inc.                 1,627,392
    24,000   Tyco International, Ltd.                    633,360
    37,200   United Technologies Corp.                 1,907,616
    44,500   Waste Management, Inc.                    1,313,195
                                                  --------------
                                                      16,415,079
                                                  --------------

             INFORMATION TECHNOLOGY - 8.98%
    51,400   Applied Materials, Inc.                     841,932
    39,000   Celestica, Inc. *                           372,840
    66,500   Cisco Systems, Inc. *                     1,160,425
    35,100   Computer Sciences Corp. *                 1,798,875
    34,700   Dell, Inc. *                              1,106,236
    56,300   EMC Corp./Massachusetts *                   785,948
    28,865   First Data Corp.                          1,167,590
     9,473   Freescale Semiconductor, Inc.,
             Class B *                                   226,215
    51,100   Hewlett-Packard Co.                       1,432,844
    69,700   Intel Corp.                               1,637,950
    25,700   International Business Machines
             Corp.                                     2,104,316
    14,038   Koninklijke Philips Electronics
             N.V.                                        367,234
    39,200   Micron Technology, Inc. (O) *               509,208
    73,100   Microsoft Corp.                           1,878,670
    69,600   Motorola, Inc.                            1,542,336
    15,959   Symantec Corp. *                            380,622
    40,800   Texas Instruments, Inc.                   1,164,840
                                                  --------------
                                                      18,478,081
                                                  --------------

             MATERIALS - 1.99%
    19,900   Alcoa, Inc.                                 483,371
    30,600   E.I. du Pont de Nemours & Co.             1,275,714
    22,200   Georgia-Pacific Group                       722,166
    37,100   Rohm and Haas Co.                         1,614,963
                                                  --------------
                                                       4,096,214
                                                  --------------

             TELECOMMUNICATION SERVICES - 1.99%
    15,100   Alltell Corp.                               934,086
    16,300   BellSouth Corp.                             424,126
    36,500   SBC Communications, Inc.                    870,525
    35,000   Sprint Nextel Corp.                         815,850
    33,120   Verizon Communications, Inc.              1,043,611
                                                  --------------
                                                       4,088,198
                                                  --------------

             UTILITIES - 1.78%
    32,600   AES Corp. *                                 518,014
    22,000   Consolidated Edison, Inc. (O)             1,001,000
     9,200   Dominion Resources, Inc.                    699,936
    33,500   FPL Group, Inc.                           1,442,510
                                                  --------------
                                                       3,661,460
                                                  --------------

             TOTAL COMMON STOCKS                     133,046,936
             ( Cost $119,829,185 )                --------------


 Par Value
----------
             ASSET BACKED - 1.87%

 $ 113,614   ABSC Long Beach Home
             Equity Loan Trust,
             Series 2000-LB1, Class AF5 (M)
             8.550%, due 09/21/30                        113,325
   500,000   ABSC Manufactured Housing Contract
             Series 2004-OK1, Class A4 (C)
             5.019%, due 04/16/30                        330,460
   500,000   Ameriquest Mortgage Securities, Inc.
             Series 2004-FR1, Class M2 (M)
             5.207%, due 05/25/34                        493,429

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
 Par Value                                           (Note 2)
----------                                        --------------
ASSET BACKED (CONTINUED)

 $ 340,000   Citibank Credit Card
             Issuance Trust,
             Series 2004-A1, Class A1
             2.550%, due 01/20/09                 $      330,862
   320,000   GMAC Mortgage Corp. Loan Trust,
             Series 2004-HE2, Class M1 (G)
             3.950%, due 10/25/33                        310,010
   485,314   Green Tree Financial
             Corp., Series 1996-1, Class M1
             7.000%, due 03/15/27                         476,101
   300,027   Green Tree Financial
             Corp., Series 1998-2, Class A6
             6.810%, due 12/01/27                         304,826
   500,000   Green Tree Home Equity Loan Trust,
             Series 1999-A, Class B1
             8.970%, due 11/15/27                        520,573
   500,000   Residential Asset Mortgage Products,
             Inc., Series 2003-RS9, Class A15
             4.990%, due 03/25/31                        498,505
   200,000   Soundview Home Equity Loan Trust,
             Series 2005-B, Class M6 (M)
             6.175%, due 05/25/35                        199,250
   270,000   Wells Fargo Home Equity
             Trust, Series 2004-2,
             Class M8A (C)(G)
             7.038%, due 03/25/33                        269,986
                                                  --------------

             TOTAL ASSET BACKED                        3,847,327
             ( Cost $119,829,185 )                --------------


COMMERCIAL MORTGAGE BACKED - 1.93%
   546,796   Bear Stearns Commercial
             Mortgage Securities,
             Series 2001-TOP4, Class A1
             5.060%, due 11/15/16                        547,385
   200,000   Bear Stearns Commercial
             Mortgage Securities,
             Series 2005-T20, Class F (C)(G)
             5.303%, due 10/12/42                        193,063
   350,000   Bear Stearns Commercial
             Mortgage Securities,
             Series 2004-T16, Class A2
             3.700%, due 02/13/46                        339,803
   350,000   Bear Stearns Commercial
             Mortgage Securities,
             Series 2004-T16, Class A6 (G)
             4.750%, due 02/13/46                        335,897
   400,000   Greenwich Capital Commercial
             Funding Corp., Series 2004-GG1,
             Class A7 (G)
             5.317%, due 06/10/36                        400,759
   400,000   LB-UBS Commercial Mortgage Trust,
             Series 2004-C8, Class A6 (G)
             4.799%, due 12/15/29                        387,118
   385,193   Morgan Stanley Capital I,
             Series 1999-CAM1, Class A3
             6.920%, due 03/15/32                        392,500
   700,000   Morgan Stanley Capital I,
             Series 2004-HQ4, Class A7
             4.970%, due 04/14/40                        683,844
   200,000   Multi Security Asset Trust,
             Series 2005-RR4A, Class J (C) (G)
             5.880%, due 11/28/35                        171,727
   525,391   Wachovia Bank
             Commercial Mortgage
             Trust, Series 2003-C6, Class A1
             3.364%, due 08/15/35                        510,398
                                                  --------------

             TOTAL COMMERCIAL
             MORTGAGE BACKED                           3,962,494
             ( Cost $4,053,878 )                  --------------


CORPORATE NOTES AND BONDS - 8.70%

             CABLE - 0.18%
   350,000   Comcast Cable Communications
             6.875%, due 06/15/09                        368,288
                                                  --------------

             CAPITAL GOODS - 0.24%
   500,000   Caterpillar Financial
             Services Corp., Series F
             2.500%, due 10/03/06                        489,693
                                                  --------------

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
 Par Value                                           (Note 2)
----------                                        --------------
CORPORATE NOTES AND BONDS (CONTINUED)

             CONSUMER DISCRETIONARY - 1.09%
 $ 750,000   American Association of
             Retired Persons (C)
             7.500%, due 05/01/31                 $      906,634
   500,000   Carnival Corp. (D)(O)
             3.750%, due 11/15/07                        488,970
   500,000   Cendant Corp.
             6.250%, due 01/15/08                        508,631
   325,000   Erac USA Finance Co. (C)
             6.700%, due 06/01/34                        340,000
                                                  --------------
                                                       2,244,235
                                                  --------------

             CONSUMER STAPLES - 0.19%
   400,000   Safeway, Inc. (O)
             4.125%, due 11/01/08                        387,324
                                                  --------------

             ENERGY - 0.44%
   150,000   Amerada Hess Corp. (O)
             7.875%, due 10/01/29                        178,348
   250,000   Pemex Project Funding
             Master Trust (O)
             7.375%, due 12/15/14                        273,250
   450,000   Texaco Capital, Inc.
             5.700%, due 12/01/08                        450,305
                                                  --------------
                                                         901,903
                                                  --------------

             FINANCE - 1.66%
   500,000   American General
             Finance Corp., Series H
             4.625%, due 09/01/10                        487,768
   500,000   Bear Stearns Cos., Inc.
             7.800%, due 08/15/07                        525,486
   500,000   CIT Group, Inc. (O)
             7.375%, due 04/02/07                        517,045
   350,000   GE Global Insurance Holding Corp.
             7.000%, due 02/15/26                        352,642
   205,000   GE Global Insurance Holding Corp. (O)
             7.750%, due 06/15/30                        222,682
   250,000   HSBC Finance Corp. (O)
             6.500%, due 11/15/08                        260,475
   500,000   Merrill Lynch & Co., Inc.
             7.375%, due 05/15/06                        506,905
   500,000   U.S. Bank N.A.
             6.300%, due 02/04/14                        537,628
                                                  --------------
                                                       3,410,631
                                                  --------------

             FORESTRY/PAPER - 0.10%
   175,000   Westvaco Corp.
             8.200%, due 01/15/30                        200,195
                                                  --------------

             HEALTH CARE - 0.34%
   300,000   Eli Lilly & Co.
             6.570%, due 01/01/16                        333,762
   205,000   Merck & Co., Inc.
             6.400%, due 03/01/28                        215,514
   150,000   Wyeth (O)
             6.500%, due 02/01/34                        163,159
                                                  --------------
                                                         712,435
                                                  --------------

             INDUSTRIALS - 0.80%
   150,000   Boeing Co.
             8.625%, due 11/15/31                        207,333
   130,000   D.R. Horton, Inc. (O)
             5.250%, due 02/15/15                        118,716
   250,000   Ford Motor Credit Co.
             5.800%, due 01/12/09                        228,963
   150,000   General Motors Acceptance Corp. (O)
             6.125%, due 08/28/07                        147,691
   165,000   General Motors Acceptance Corp.
             7.250%, due 03/02/11                        162,294
   195,000   Genetech, Inc. (C)
             5.250%, due 07/15/35                        183,019
   135,000   Pulte Homes, Inc. (O)
             5.200%, due 02/15/15                        125,041
   150,000   Waste Management, Inc.
             7.125%, due 12/15/17                        166,422
   310,000   WM. Wrigley Jr. Co. (O)
             4.300%, due 07/15/10                        302,891
                                                  --------------
                                                       1,642,370
                                                  --------------

             PIPELINE - 0.11%
   205,000   Kinder Morgan, Inc. (O)
             7.250%, due 03/01/28                        227,227
                                                  --------------

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
 Par Value                                           (Note 2)
----------                                        --------------
CORPORATE NOTES AND BONDS (CONTINUED)

             REITS - 0.07%
$  140,000   Simon Property Group, LP (O)
             5.625%, due 08/15/14                 $      140,466
                                                  --------------

             TELECOMMUNICATIONS - 0.91%
   500,000   Bellsouth Capital Funding (O)
             7.875%, due 02/15/30                        589,853
   250,000   Sprint Capital Corp.
             7.125%, due 01/30/06                        251,467
   537,000   Telephone & Data Systems, Inc.
             7.000%, due 08/01/06                        542,851
   500,000   Verizon Wireless Capital LLC (O)
             5.375%, due 12/15/06                        502,759
                                                  --------------
                                                       1,886,930
                                                  --------------

             TRANSPORTATION - 0.66%
   600,000   Burlington Northern
             Santa Fe Corp.
             6.375%, due 12/15/05                        601,274
   175,000   Burlington Northern
             Santa Fe Corp.
             8.125%, due 04/15/20                        217,182
   239,000   Norfolk Southern Corp.
             5.590%, due 05/17/25                        234,241
   260,000   Norfolk Southern Corp.
             7.050%, due 05/01/37                        303,185
                                                  --------------
                                                       1,355,882
                                                  --------------

             UTILITIES - 1.91%
   375,000   Constellation Energy Group, Inc.
             4.550%, due 06/15/15                        343,154
   500,000   DTE Energy Co.
             6.450%, due 06/01/06                        504,661
   500,000   Energy East Corp.
             8.050%, due 11/15/10                        560,108
   750,000   Niagara Mohawk Power Corp.
             7.750%, due 05/15/06                        762,601
   175,000   Pacific Gas and Electric Co. (O)
             6.050%, due 03/01/34                        175,811
   350,000   Progress Energy, Inc. (O)
             7.750%, due 03/01/31                        401,301
   350,000   Virginia Electric and
             Power Co., Series A (O)
             5.750%, due 03/31/06                        351,457
   750,000   Wisconsin Electric Power
             6.500%, due 06/01/28                        825,119
                                                  --------------
                                                       3,924,212
                                                  --------------

             TOTAL CORPORATE NOTES
             AND BONDS                                17,891,791
             ( Cost $17,674,975 )                 --------------


MORTGAGE BACKED - 9.23%

             FEDERAL HOME LOAN
             MORTGAGE CORP - 1.62%
    18,614   8.000%, due 06/01/30
             Pool # C01005                                19,828
   269,706   6.500%, due 01/01/32
             Pool # C62333                               277,036
 1,947,294   5.000%, due 07/01/33
             Pool # A11325                             1,880,483
   315,836   6.000%, due 09/01/34
             Pool # A26682                               319,083
   171,330   6.000%, due 10/01/34
             Pool # A28439                               173,092
   166,170   6.000%, due 10/01/34
             Pool # A28598                               167,879
   184,308   6.000%, due 11/01/34
             Pool # A28556                               186,204
   163,045   5.000%, due 04/01/35
             Pool # A32315                               156,921
   148,886   5.000%, due 04/01/35
             Pool # A32316                               143,293
                                                  --------------
                                                       3,323,819
                                                  --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.20%
   528,136   4.000%, due 04/01/15
             Pool # 255719                               507,291
   107,055   6.000%, due 05/01/16
             Pool # 582558                               109,542

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
 Par Value                                           (Note 2)
----------                                        --------------
MORTGAGE BACKED (CONTINUED)

             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION (CONTINUED)
$1,080,731   5.000%, due 12/01/17
             Pool # 672243                        $    1,067,261
 1,179,938   4.500%, due 09/01/18
             Pool # 737144                             1,142,993
   900,000   5.000%, due 05/01/20
             Pool # 813965                               888,103
   181,617   6.000%, due 05/01/21
             Pool # 253847                               184,552
    31,051   7.000%, due 12/01/29
             Pool # 762813                                32,559
   122,182   7.000%, due 11/01/31
             Pool # 607515                               127,817
   117,827   6.000%, due 02/01/32
             Pool # 611619                               118,990
    89,905   7.000%, due 05/01/32
             Pool # 644591                                94,052
   702,480   6.500%, due 06/01/32
             Pool # 545691                               722,084
     5,301   7.000%, due 08/01/32
             Pool # 641302                                 5,544
 1,598,863   6.000%, due 08/01/33
             Pool # 729413                             1,613,384
   778,660   6.000%, due 08/01/33
             Pool # 729418                               785,731
   873,587   5.500%, due 10/01/33
             Pool # 254904                               863,204
 2,537,100   5.500%, due 11/01/33
             Pool # 555880                             2,506,943
    29,790   5.000%, due 05/01/34
             Pool # 782214                                28,729
   675,086   5.000%, due 06/01/34
             Pool # 255230                               651,050
    36,065   7.000%, due 07/01/34
             Pool # 792636                                37,704
   284,716   5.500%, due 08/01/34
             Pool # 793647                               281,098
 1,007,533   5.500%, due 03/01/35
             Pool # 815976                               994,248
   624,245   5.000%, due 08/01/35
             Pool # 829670                               600,905
   508,941   5.000%, due 09/01/35
             Pool # 820347                               489,912
 1,000,000   5.000%, due 10/01/35
             Pool # 797669                               962,611
                                                  --------------
                                                      14,816,307
                                                  --------------

             GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION - .41%
    18,867   8.000%, due 10/20/15
             Pool # 002995                                20,112
   600,000   5.008%, due 12/16/25
             Series 2004-43, Class C(G)                  594,316
   120,770   6.500%, due 02/20/29
             Pool # 002714                               124,758
   104,390   6.500%, due 04/20/31
             Pool # 003068                               107,692
                                                  --------------
                                                         846,878
                                                  --------------

             TOTAL MORTGAGE BACKED                    18,987,004
             ( Cost $19,282,238 )                 --------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 11.11%

             FEDERAL FARM CREDIT BANK - 0.52%
 1,000,000   5.875%, due 10/03/16                      1,072,370
                                                  --------------

             FEDERAL HOME LOAN
             MORTGAGE CORP. - 0.35%
   750,000   4.500%, due 01/15/14                        729,860
                                                  --------------

             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION - 1.10%
   600,000   3.800%, due 01/18/08                        588,376
   525,000   4.000%, due 09/02/08                        514,275
   500,000   5.250%, due 08/01/12                        503,699
   675,000   4.625%, due 10/15/14 (O)                    659,333
                                                  --------------
                                                       2,265,683
                                                  --------------

                 See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                       Value
 Par Value                                           (Note 2)
----------                                        --------------
U.S. GOVERNMENT AND
AGENCY OBLIGATIONS (CONTINUED)

             U.S. TREASURY BONDS - 1.33%
$ 1,360,000  6.250%, due 05/15/30 (O)             $    1,643,262
  1,000,000  5.375%, due 02/15/31 (O)                 1,090, 625
                                                  --------------
                                                       2,733,887
                                                  --------------

             U.S. TREASURY NOTES - 7.81%
    560,000  1.500%, due 03/31/06 (O)                    554,006
  3,685,000  2.000%, due 05/15/06 (O)                  3,641,384
  1,400,000  3.125%, due 01/31/07 (O)                  1,378,507
    800,000  3.375%, due 02/28/07 (O)                    789,531
    700,000  2.750%, due 08/15/07 (O)                    680,422
    200,000  4.000%, due 08/31/07 (O)                    198,625
  2,300,000  2.625%, due 05/15/08 (O)                  2,202,519
  1,410,000  3.000%, due 02/15/09 (O)                  1,348,313
    200,000  3.500%, due 08/15/09 (O)                    193,406
    825,000  3.875%, due 05/15/10 (O)                    804,826
    650,000  3.875%, due 07/15/10 (O)                    633,649
  1,350,000  3.875%, due 09/15/10 (O)                  1,314,668
    880,000  4.000%, due 02/15/14 (O)                    845,660
    725,000  4.125%, due 05/15/15 (O)                    699,625
    800,000  4.250%, due 08/15/15 (O)                    780,625
                                                  --------------
                                                      16,065,766
                                                  --------------

             TOTAL U.S. GOVERNMENT
             AND AGENCY OBLIGATIONS                   22,867,566
             ( Cost $23,041,040 )                 --------------


                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
INVESTMENT COMPANIES - 15.05%

          1  J.P. Morgan Prime
             Money Market Fund                                 1
  5,616,104  SSgA Prime Money
             Market Fund                               5,616,104
 25,334,344  State Street Navigator Securities
             Lending Portfolio (I)                    25,334,344
                                                  --------------

             TOTAL INVESTMENT
             COMPANIES                                30,950,449
             (Cost $30,950,449 )                  --------------


TOTAL INVESTMENTS - 112.56%                       $  231,553,567
(Cost $218,826,788** )                            --------------

NET OTHER ASSETS
AND LIABILITIES - (12.56)%                           (25,838,437)
                                                  --------------
TOTAL NET ASSETS - 100.00%                        $  205,715,130
                                                  ==============

-----------------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $218,997,611.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, of these securities is 2.38% of net assets.

(G)   Floating rate or variable rate note. Rate shown is as of October 31, 2005.

(I) Represents investments of cash collateral received in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(O)   All (or portion of security) on loan.

ADR   American Depository Receipt.

PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.

GROWTH AND INCOME FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
COMMON STOCKS - 98.75%

             CONSUMER DISCRETIONARY - 10.23%
    26,600   Belo Corp., Class A                  $      574,560
    41,791   Comcast Corp., Class A *                  1,163,043
    84,200   Home Depot, Inc.                          3,455,568
    82,100   McDonald's Corp.                          2,594,360
    35,000   Newell Rubbermaid, Inc.                     804,650
    59,000   Target Corp.                              3,285,710
   107,100   Time Warner, Inc.                         1,909,593
    68,400   Viacom, Inc., Class B                     2,118,348
    93,600   Walt Disney Co.                           2,281,032
                                                  --------------
                                                      18,186,864
                                                  --------------

             CONSUMER STAPLES - 6.79%
    32,500   Altria Group, Inc.                        2,439,125
    21,500   Coca-Cola Co.                               919,770
    69,800   General Mills, Inc. (O)                   3,368,548
    27,300   Kimberly-Clark Corp.                      1,551,732
    21,400   Procter & Gamble Co.                      1,198,186
   145,700   Sara Lee Corp.                            2,600,745
                                                  --------------
                                                      12,078,106
                                                  --------------

             ENERGY - 13.18%
    18,000   Anadarko Petroleum
             Corp.                                     1,632,780
    19,700   Apache Corp.                              1,257,451
    24,606   BP PLC, ADR                               1,633,839
    57,466   Chevron Corp.                             3,279,584
    50,600   ConocoPhillips                            3,308,228
    18,200   Cooper Cameron Corp. *                    1,341,886
    42,100   Devon Energy Corp.                        2,541,998
    97,200   Exxon Mobil Corp.                         5,456,808
    17,800   Schlumberger, Ltd.                        1,615,706
    23,852   Transocean, Inc. *                        1,371,251
                                                  --------------
                                                      23,439,531
                                                  --------------

             FINANCIALS - 25.64%
    85,000   Allstate Corp.                            4,487,150
    21,000   American
             International Group, Inc.                 1,360,800
   120,184   Bank of America Corp.                     5,256,848
     5,000   Bear Stearns Cos., Inc.                     529,000
        10   Berkshire Hathaway,
             Inc., Class A (O) *                         859,000
   147,966   Citigroup, Inc.                           6,773,884
    19,100   Equity Residential, REIT                    749,675
    20,000   Freddie Mac                               1,227,000
    88,268   J.P. Morgan Chase & Co.                   3,232,374
    12,600   Marsh & McLennan
             Cos., Inc.                                  367,290
    58,400   Morgan Stanley                            3,177,544
    57,100   National City Corp.                       1,840,333
     7,100   Principal Financial
             Group                                       352,373
    56,700   Prudential
             Financial, Inc.                           4,127,193
    20,000   St. Paul Travelers
             Cos., Inc.                                  900,600
    27,700   SunTrust Banks, Inc.                      2,007,696
    41,300   U.S. Bancorp                              1,221,654
    66,000   Wachovia Corp.                            3,334,320
    56,400   Wells Fargo & Co.                         3,395,280
     6,000   XL Capital, Ltd., Class A                   384,360
                                                  --------------
                                                      45,584,374
                                                  --------------

             HEALTH CARE - 8.52%
    35,300   Abbott Laboratories                       1,519,665
    77,600   Baxter
             International, Inc.                       2,966,648
    21,100   Community Health
             Systems, Inc. (O) *                         783,021
    46,100   GlaxoSmithKline
             PLC, ADR                                  2,396,739

                 See accompanying Notes to Financial Statements.

GROWTH AND INCOME FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
COMMON STOCKS (CONTINUED)

             HEALTH CARE (CONTINUED)
    20,800   HCA, Inc.                            $    1,002,352
    28,700   Merck & Co., Inc.                           809,914
    83,640   Pfizer, Inc.                              1,818,334
    15,400   Triad Hospitals, Inc. *                     633,402
    29,800   Watson
             Pharmaceuticals, Inc. *                   1,029,888
    49,200   Wyeth                                     2,192,352
                                                  --------------
                                                      15,152,315
                                                  --------------

             INDUSTRIALS - 11.13%
    29,300   Burlington Northern
             Santa Fe Corp.                            1,818,358
    26,000   Emerson Electric Co.                      1,808,300
   158,200   General Electric Co.                      5,364,562
    77,200   Honeywell
             International, Inc.                       2,640,240
    22,900   Masco Corp.                                 652,650
    24,000   Textron, Inc.                             1,728,960
    31,000   Tyco International, Ltd.                    818,090
    54,600   United Technologies
             Corp.                                     2,799,888
    72,800   Waste Management, Inc.                    2,148,328
                                                  --------------
                                                      19,779,376
                                                  --------------

             INFORMATION TECHNOLOGY - 10.84%
    46,500   Applied Materials, Inc.                     761,670
    43,600   Automatic Data
             Processing, Inc.                          2,034,376
    70,042   Computer Associates
             International, Inc.                       1,959,074
    40,700   Computer Sciences
             Corp. *                                   2,085,875
    84,600   EMC Corp./
             Massachusetts *                           1,181,016
    14,894   Freescale Semiconductor,
             Inc., Class B *                             355,669
   108,921   Hewlett-Packard Co.                       3,054,145
    61,500   Intel Corp.                               1,445,250
    32,100   International
             Business Machines Corp.                   2,628,348
   119,400   Motorola, Inc.                            2,645,904
    38,900   Texas Instruments, Inc.                   1,110,595
                                                  --------------
                                                      19,261,922
                                                  --------------

             MATERIALS - 4.18%
    13,200   Air Products &
             Chemicals, Inc.                             755,568
    34,400   Alcoa, Inc.                                 835,576
    16,400   Dow Chemical Co.                            752,104
    66,000   E.I. du Pont de
             Nemours & Co.                             2,751,540
    15,400   PPG Industries, Inc.                        923,538
    22,300   Weyerhaeuser Co.                          1,412,482
                                                  --------------
                                                       7,430,808
                                                  --------------

             TELECOMMUNICATION SERVICES - 4.52%
    50,700   Alltell Corp.                             3,136,302
   102,000   SBC Communications,
             Inc.                                      2,432,700
    78,320   Verizon
             Communications, Inc.                      2,467,863
                                                  --------------
                                                       8,036,865
                                                  --------------

             UTILITIES - 3.72%
    20,100   Ameren Corp.                              1,057,260
    34,400   Consolidated
             Edison, Inc. (O)                          1,565,200
    15,900   Dominion Resources,
             Inc.                                      1,209,672
    34,000   FPL Group, Inc.                           1,464,040
    30,300   Progress Energy, Inc.                     1,320,777
                                                  --------------
                                                       6,616,949
                                                  --------------

             TOTAL COMMON
             STOCKS                                  175,567,110
             ( Cost $151,664,731 )                --------------


                 See accompanying Notes to Financial Statements.

GROWTH AND INCOME FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
INVESTMENT COMPANIES - 5.12%

 2,390,033   SSgA Prime Money
             Market Fund                          $    2,390,033
 6,715,230   State Street
             Navigator Securities
             Lending Portfolio (I)                     6,715,230
                                                  --------------

             TOTAL INVESTMENT
             COMPANIES                                 9,105,263
             (Cost $9,105,263 )                   --------------


TOTAL INVESTMENTS - 103.87%                          184,672,373
(Cost $160,769,994** )                            --------------

NET OTHER ASSETS
AND LIABILITIES - (3.87)%                             (6,879,184)
                                                  --------------
TOTAL NET ASSETS - 100.00%                        $  177,793,189
                                                  ==============

-----------------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $161,668.453.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)   All (or portion of security) on loan.

                 See accompanying Notes to Financial Statements.

CAPITAL APPRECIATION FUND PORTFOLIO OF INVESTMENTS

                                                       Value
  Shares                                             (Note 2)
----------                                        --------------
COMMON STOCKS - 97.70%

             CONSUMER DISCRETIONARY - 11.06%
    33,150   Brinker
             International, Inc. *                $    1,263,678
    30,400   Carnival Corp.                            1,509,968
    23,390   Discovery Holding Co.,
             Class A (O) *                               329,565
    32,000   Home Depot, Inc.                          1,313,280
    45,800   Kohl's Corp. *                            2,204,354
   233,900   Liberty Media Corp.,
             Class A *                                 1,864,183
    22,100   Target Corp.                              1,230,749
    45,800   Tiffany & Co.                             1,804,520
    54,200   Time Warner, Inc.                           966,386
    48,500   Viacom, Inc., Class B                     1,502,045
    33,000   Walt Disney Co.                             804,210
                                                  --------------
                                                      14,792,938
                                                  --------------

             CONSUMER STAPLES - 9.18%
    62,800   Coca-Cola Co.                             2,686,584
    27,100   CVS Corp.                                   661,511
    33,900   Estee Lauder Cos., Inc.,
             Class A                                   1,124,463
    14,800   General Mills, Inc.                         714,248
    32,100   Kraft Foods, Inc.,
             Class A (O)                                 908,430
    41,400   Procter & Gamble Co.                      2,317,986
    29,100   Sysco Corp.                                 928,581
    62,100   Wal-Mart Stores, Inc.                     2,937,951
                                                  --------------
                                                      12,279,754
                                                  --------------

             ENERGY - 10.56%
    27,950   Apache Corp.                              1,784,049
    25,800   Chevron Corp.                             1,472,406
    51,600   ConocoPhillips                            3,373,608
    32,200   Exxon Mobil Corp.                         1,807,708
    29,100   Marathon Oil Corp.                        1,750,656
    18,600   Noble Corp.                               1,197,468
    24,900   Weatherford
             International, Ltd. *                     1,558,740
    27,066   XTO Energy, Inc.                          1,176,288
                                                  --------------
                                                      14,120,923
                                                  --------------

             FINANCIALS - 19.32%
    19,000   ACE, Ltd.                                   989,900
    39,800   American International
             Group, Inc.                               2,579,040
    66,700   Bank of America Corp.                     2,917,458
    40,600   Bank of New York Co., Inc.                1,270,374
     3,400   Chubb Corp.                                 316,098
    94,000   Citigroup, Inc.                           4,303,320
    15,300   Fifth Third Bancorp                         614,601
    30,600   Freddie Mac                               1,877,310
    14,300   Goldman Sachs Group, Inc.                 1,807,091
    18,800   J.P. Morgan Chase & Co.                     688,456
    19,800   Marsh & McLennan
             Cos., Inc.                                  577,170
    32,400   Metlife, Inc.                             1,600,884
    40,100   U.S. Bancorp                              1,186,158
    17,900   Wachovia Corp.                              904,308
    42,800   Wells Fargo & Co.                         2,576,560
    13,300   XL Capital, Ltd., Class A                   851,998
    10,500   Zions Bancorp.                              771,435
                                                  --------------
                                                      25,832,161
                                                  --------------

             HEALTH CARE - 12.15%
    46,500   Abbott Laboratories                       2,001,825
    56,500   Applera Corp. -
             Applied Biosystems Group                  1,371,255
    37,500   Boston Scientific Corp. *                   942,000
    18,300   Community Health
             Systems, Inc. *                             679,113
    15,700   Genzyme Corp. *                           1,135,110
    30,800   Health Management
             Associates, Inc., Class A (O)               659,428
     7,760   Hospira, Inc. *                             309,236
    61,800   IMS Health, Inc.                          1,435,614
    35,000   Johnson & Johnson                         2,191,700
    30,800   Medimmune, Inc. *                         1,077,384
    14,900   Merck & Co., Inc.                           420,478
    65,738   Pfizer, Inc.                              1,429,144
     7,800   Stryker Corp.                               322,740

                 See accompanying Notes to Financial Statements.

CAPITAL APPRECIATION FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
   Shares                                                          (Note 2)
----------                                                       ------------
COMMON STOCKS (CONTINUED)

                HEALTH CARE (CONTINUED)
      8,900     Triad Hospitals, Inc. *                          $    366,057
     42,700     Wyeth                                               1,902,712
                                                                 ------------
                                                                   16,243,796
                                                                 ------------

                INDUSTRIALS - 11.14%
      8,700     3M Co.                                                661,026
     11,100     CSX Corp.                                             508,491
     17,600     Dover Corp.                                           686,048
     16,400     FedEx Corp.                                         1,507,652
     10,800     General Dynamics Corp.                              1,256,040
    156,700     General Electric Co.                                5,313,697
     29,400     Honeywell
                International, Inc.                                 1,005,480
     18,900     Illinois Tool Works, Inc.                           1,601,964
     24,100     Masco Corp.                                           686,850
     23,000     Tyco International, Ltd.                              606,970
     36,000     Waste Management, Inc.                              1,062,360
                                                                 ------------
                                                                   14,896,578
                                                                 ------------

                INFORMATION TECHNOLOGY - 16.49%
     13,900     Affiliated Computer
                Services, Inc., Class A *                             752,129
     76,400     Altera Corp. *                                      1,272,060
     93,400     Cadence Design
                Systems, Inc. (O) *                                 1,492,532
     63,100     Celestica, Inc. (O) *                                 603,236
     76,200     Cisco Systems, Inc. *                               1,329,690
    104,100     EMC Corp./Massachusetts *                           1,453,236
     46,600     Dell, Inc. *                                        1,485,608
     34,860     First Data Corp.                                    1,410,087
      3,588     Freescale Semiconductor,
                Inc., Class B *                                       85, 682
     58,700     Hewlett-Packard Co.                                 1,645,948
     41,500     Intel Corp.                                           975,250
     16,500     International
                Business Machines Corp.                             1,351,020
     30,000     Kla-Tencor Corp.                                    1,388,700
     86,300     Micron Technology,
                Inc. (O) *                                          1,121,037
    131,400     Microsoft Corp.                                     3,376,980
     54,000     Motorola, Inc.                                      1,196,640
     20,400     Novellus Systems, Inc. *                              445,944
     27,911     Symantec Corp. *                                      665,677
                                                                 ------------
                                                                   22,051,456
                                                                 ------------

                MATERIALS - 2.90%
     13,000     Alcoa, Inc.                                           315,770
     20,900     Georgia-Pacific Group                                 679,877
     27,000     Praxair, Inc.                                       1,334,070
     35,600     Rohm and Haas Co.                                   1,549,668
                                                                 ------------
                                                                    3,879,385
                                                                 ------------

                TELECOMMUNICATION SERVICES - 2.87%
     16,700     BellSouth Corp.                                       434,534
     27,500     CenturyTel, Inc.                                      900,075
     34,000     SBC Communications, Inc.                              810,900
     32,400     Sprint Nextel Corp.                                   755,244
     29,900     Verizon Communications, Inc.                          942,149
                                                                 ------------
                                                                    3,842,902
                                                                 ------------

                UTILITIES - 2.03%
     31,600     AES Corp. *                                           502,124
     51,500     FPL Group, Inc.                                     2,217,590
                                                                 ------------
                                                                    2,719,714
                                                                 ------------
                TOTAL COMMON STOCKS
                (Cost $115,854,088)                               130,659,607
                                                                 ------------

                See accompanying Notes to Financial Statements.

CAPITAL APPRECIATION FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
----------                                                       ------------
INVESTMENT COMPANIES - 5.78%
2,538,079       SSgA Prime Money Market Fund                     $  2,538,079
5,183,935       State Street Navigator
                Navigator Securities
                Lending Portfolio (I)                               5,183,935
                                                                 ------------
                TOTAL INVESTMENT COMPANIES
                (Cost $7,722,014)                                   7,722,014
                                                                 ------------

TOTAL INVESTMENTS - 103.48%
( Cost $123,576,102** )                                           138,381,621
                                                                 ------------
NET OTHER ASSETS AND LIABILITIES - (3.48)%                         (4,650,391)
                                                                 ------------
TOTAL NET ASSETS - 100.00%                                       $133,731,230
                                                                 ============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $123,603,524.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)   All (or portion of security) on loan.

                See accompanying Notes to Financial Statements.

MID-CAP FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
----------                                                       ------------
COMMON STOCKS - 98.42%

                CONSUMER DISCRETIONARY - 12.46%
      4,700     Advo, Inc.                                       $    116,090
     36,500     Belo Corp., Class A                                   788,400
     14,100     Brinker
                International, Inc. *                                 537,492
      6,300     Cato Corp., Class A                                   125,874
      2,500     CEC Entertainment, Inc. *                              84,525
      4,454     Federated
                Department Stores, Inc.                               273,342
     39,500     Interpublic Group
                of Cos., Inc. *                                       408,035
      2,800     J.C. Penney Co., Inc.                                 143,360
     22,200     Jones Apparel Group, Inc.                             605,616
     18,600     Linens 'n Things, Inc. (O) *                          467,604
      3,400     Matthews International Corp., Class A                 122,196
      4,000     Modine Manufacturing Co.                              132,240
     41,300     Newell Rubbermaid, Inc.                               949,487
     14,400     O'Reilly Automotive, Inc. *                           406,080
     13,400     Outback Steakhouse, Inc.                              504,644
      7,600     Ruby Tuesday, Inc. (O)                                166,516
      8,800     Stage Stores, Inc.                                    243,936
      3,100     Standard-Pacific Corp.                                119,598
     17,600     Talbots, Inc. (O)                                     459,184
     10,100     Tempur-Pedic
                International, Inc. (O) *                             111,706
     15,700     Tiffany & Co.                                         618,580
     24,700     TJX Cos., Inc.                                        531,791
      3,300     Valassis Communications, Inc. *                       103,125
      5,900     WCI Communities, Inc. (O) *                           147,618
      6,700     Yankee Candle Co., Inc. (O)                           151,487
                                                                 ------------
                                                                    8,318,526
                                                                 ------------

                CONSUMER STAPLES - 5.19%
      5,800     Casey's General Stores, Inc.                          125,164
     12,500     Clorox Co.                                            676,500
     10,400     Estee Lauder Cos.,
                Inc., Class A                                         344,968
     44,500     Hain Celestial Group, Inc. (O) *                      859,740
     10,200     Herbalife, Ltd.                                       274,380
      5,600     Hormel Foods Corp.                                    178,080
     15,500     McCormick & Co., Inc. (O)                             469,495
      9,400     NBTY, Inc. *                                          188,094
     11,000     Sara Lee Corp.                                        196,350
      4,000     Universal Corp./ Richmond VA                          149,760
                                                                 ------------
                                                                    3,462,531
                                                                 ------------

                ENERGY - 11.37%
      5,700     Amerada Hess Corp.                                    713,070
      3,600     Arch Coal, Inc. (O)                                   277,452
     16,600     BJ Services Co.                                       576,850
      6,450     Encore Acquisition Co. *                              221,300
     17,500     ENSCO International, Inc.                             797,825
      8,000     EOG Resources, Inc.                                   542,240
     12,300     Forest Oil Corp. *                                    537,264
     12,800     Marathon Oil Corp.                                    770,048
     17,400     Pioneer Natural
                Resources Co.                                         870,870
      4,800     Plains Exploration and Production Co. *               187,200
     20,400     Smith International, Inc.                             660,960
      9,100     Valero Energy Corp.                                   957,684
      5,100     Vintage Petroleum, Inc.                               264,639
      5,300     Whiting Petroleum Corp. *                             214,915
                                                                 ------------
                                                                    7,592,317
                                                                 ------------

                FINANCIALS - 25.55%
      4,300     American Capital Strategies, Ltd. (O)                 161,508
     19,000     AmSouth Bancorp.                                      479,370
      6,200     Arthur J. Gallagher & Co. (O)                         182,404
     16,160     Associated Banc-Corp. (O)                             504,354
     14,100     Assured Guaranty, Ltd.                                315,558
     11,000     Bear Stearns Cos., Inc.                             1,163,800
     17,700     Colonial BancGroup, Inc.                              430,995
     11,000     Compass Bancshares, Inc.                              536,360

                See accompanying Notes to Financial Statements.

MID-CAP FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                FINANCIALS (CONTINUED)
      4,900     Cousins Properties, Inc., REIT                   $    144,746
      4,050     Delphi Financial Group,
                Class A                                               189,702
      9,700     Equity Residential, REIT                              380,725
     20,000     Federated Investors, Inc., Class B                    700,200
      9,400     First Horizon National Corp. (O)                      363,592
      3,300     First Midwest Bancorp, Inc.                           125,466
     13,800     FirstMerit Corp. (O)                                  363,906
      2,900     IPC Holdings, Ltd.                                     76,357
     14,800     Jefferson-Pilot Corp.                                 812,224
      4,300     M&T Bank Corp.                                        462,594
     13,600     Marshall & Ilsley Corp.                               584,256
      2,400     MB Financial, Inc.                                     89,448
     10,300     MBIA, Inc.                                            599,872
      7,400     NewAlliance Bancshares, Inc.                          106,708
      9,400     North Fork Bancorp, Inc.                              238,196
     10,900     PartnerRe, Ltd.                                       694,548
      7,200     Platinum Underwriters
                Holdings, Ltd. (Bermuda)                              205,128
     20,400     Principal Financial Group                           1,012,452
     12,600     Protective Life Corp.                                 552,384
      7,000     PS Business Parks, Inc., REIT (O)                     325,780
     15,200     Radian Group, Inc.                                    791,920
      3,300     RAIT Investment Trust, REIT                            87,648
      5,200     Realty Income Corp., REIT                             115,804
      6,500     Reinsurance Group of America, Inc.                    297,375
     16,300     Safeco Corp.                                          907,910
      8,400     Scottish Re Group Ltd.                                206,220
      6,400     SL Green Realty Corp., REIT                           435,392
     13,800     TCF Financial Corp. (O)                               373,980
      4,200     Texas Regional Bancshares, Inc., Class A              123,186
     11,600     Torchmark Corp.                                       612,828
      6,800     Universal American Financial Corp. *                  100,640
     11,000     U-Store-It Trust, REIT                                229,460
      5,200     Ventas, Inc., REIT                                    159,276
      3,800     Webster Financial Corp.                               175,446
      2,700     Westamerica Bancorp.                                  143,937
      6,703     Zions Bancorp.                                        492,469
                                                                 ------------
                                                                   17,056,124
                                                                 ------------

                HEALTH CARE - 6.84%
      5,100     Amsurg Corp. *                                        121,125
     10,200     Becton Dickinson & Co.                                517,650
     11,300     Community Health Systems, Inc. (O) *                  419,343
      2,400     Dentsply International, Inc.                          132,336
      3,600     Diagnostic Products Corp.                             151,560
     12,416     Fisher Scientific International, Inc. *               701,504
      9,900     Health Management
                Associates, Inc., Class A                             211,959
      9,500     Hospira, Inc. *                                       378,575
      7,800     Idexx Laboratories, Inc. (O) *                        547,014
     10,600     Omnicare, Inc.                                        573,460
      4,200     PolyMedica Corp.                                      138,642
      8,300     Triad Hospitals, Inc. *                               341,379
      3,500     Varian, Inc. *                                        128,695
      5,800     Watson Pharmaceuticals, Inc. *                        200,448
                                                                 ------------
                                                                    4,563,690
                                                                 ------------

                INDUSTRIALS - 13.90%
      7,800     Acuity Brands, Inc.                                   216,918
      9,800     Airtran Holdings, Inc. (O) *                          146,608
      5,100     Albany International Corp., Class A                   197,013
     14,400     Avery Dennison Corp. (O)                              815,760
      5,200     Carlisle Cos., Inc.                                   346,788

                See accompanying Notes to Financial Statements.

MID-CAP FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                INDUSTRIALS (CONTINUED)
     18,900     CSX Corp.                                        $    865,809
      2,400     Curtiss-Wright Corp.                                  137,640
      7,525     Genesee & Wyoming, Inc., Class A *                    241,176
     18,000     Ingersoll-Rand Co., Ltd., Class A                     680,220
     20,200     Manpower, Inc.                                        914,656
     13,900     Masco Corp.                                           396,150
      5,100     Mueller Industries, Inc.                              140,454
      8,400     Parker-Hannifin Corp.                                 526,512
     18,100     R. R. Donnelley & Sons Co.                            633,862
     26,700     Republic Services, Inc.                               943,845
      7,400     Simpson Manufacturing Co., Inc. (O)                   292,004
      9,000     Teleflex, Inc.                                        595,710
      8,700     United Stationers, Inc. *                             394,719
     11,100     W.W. Grainger, Inc.                                   743,478
      2,600     Werner Enterprises, Inc.                               46,592
                                                                 ------------
                                                                    9,275,914
                                                                 ------------

                INFORMATION TECHNOLOGY - 8.82%
     12,100     Affiliated Computer Services, Inc., Class A *         654,731
     19,100     Arrow Electronics, Inc. *                             563,641
      7,900     ATMI, Inc. (O) *                                      215,749
     30,600     Avaya, Inc. *                                         352,512
      9,500     Belden CDT, Inc.                                      189,335
      2,800     Black Box Corp.                                       112,336
      7,000     Computer Sciences Corp. *                             358,750
     22,000     Convergys Corp. *                                     357,500
      2,300     Diebold, Inc.                                          83,122
      7,400     Electronics for Imaging *                             185,814
      2,900     Intergraph Corp. (O) *                                140,302
     22,000     Intersil Corp., Class A (O)                           500,720
     27,200     LSI Logic Corp. (O) *                                 220,592
     94,900     Lucent Technologies, Inc. (O) *                       270,465
      4,600     MAXIMUS, Inc.                                         166,750
      8,200     Molex, Inc. (O)                                       207,542
      6,600     NAM TAI Electronics, Inc.                             149,490
     16,900     Reynolds and
                Reynolds Co., Class A                                 448,526
     53,600     Tellabs, Inc. *                                       512,416
      5,300     Varian Semiconductor
                Equipment Associates, Inc. (O)*                       200,446
                                                                 ------------
                                                                    5,890,739
                                                                 ------------

                MATERIALS - 7.18%
      3,000     Aber Diamond Corp.                                     93,156
     12,300     Air Products & Chemicals, Inc.                        704,052
      3,300     Aptargroup, Inc.                                      168,927
      2,300     Ashland, Inc.                                         123,073
      4,200     Bemis Co.                                             110,964
      4,500     Compass Minerals International, Inc.                  100,755
      7,000     Georgia-Pacific Group                                 227,710
      3,400     Inco, Ltd.                                            136,748
      7,000     Martin Marietta Materials, Inc.                       552,370
      4,800     Meridian Gold, Inc. *                                  90,144
     11,800     Novelis, Inc.                                         232,578
      2,500     Nucor Corp.                                           149,625
      9,300     PPG Industries, Inc.                                  557,721
     11,900     Rohm and Haas Co.                                     518,007
     46,000     Smurfit-Stone
                Container Corp. *                                     485,760
     24,600     Valspar Corp.                                         542,430
                                                                 ------------
                                                                    4,794,020
                                                                 ------------

                TELECOMMUNICATION SERVICES - 1.08%
     22,100     CenturyTel, Inc.                                      723,333
                                                                 ------------

                UTILITIES - 6.03%
     19,800     AES Corp. *                                           314,622
     22,100     Alliant Energy Corp (O)                               584,545
      6,400     Ameren Corp.                                          336,640
     18,000     CMS Energy Corp. (O) *                                268,380

                See accompanying Notes to Financial Statements.

MID-CAP FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                UTILITIES (CONTINUED)
   19,100       Constellation Energy Group, Inc.                 $  1,046,680
    2,200       New Jersey Resources Corp.                             94,952
   14,500       Pepco Holdings, Inc.                                  311,605
    7,750       PNM Resources, Inc.                                   196,463
    8,500       Weststar Energy, Inc.                                 187,850
    3,100       WGL Holdings, Inc.                                     96,348
   15,500       Wisconsin Energy Corp.                                586,365
                                                                 ------------
                                                                    4,024,450
                                                                 ------------

                TOTAL COMMON STOCKS
                (Cost $53,032,225)                                 65,701,644
                                                                 ------------

INVESTMENT COMPANIES - 15.38%

1,213,224       SSgA Prime Money Market Fund                        1,213,224
9,054,350       State Street Navigator Securities Lending
                Portfolio (I)                                       9,054,350
                                                                 ------------

                TOTAL INVESTMENT COMPANIES
                (Cost $10,267,574)                                 10,267,574
                                                                 ------------

TOTAL INVESTMENTS - 113.80%
( Cost $63,299,799** )                                             75,969,218
                                                                 ------------
NET OTHER ASSETS
AND LIABILITIES - (13.80)%                                         (9,210,627)
                                                                 ------------
TOTAL NET ASSETS - 100.00%                                       $ 66,758,591
                                                                 ============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $63,316,419.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)   All (or portion of security) on loan.

                See accompanying Notes to Financial Statements.

MULTI-CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS - 93.20%

                CONSUMER DISCRETIONARY - 6.86%
      6,940     aQuantive, Inc. (O) *                            $    150,251
      6,700     Chico's FAS, Inc. *                                   264,918
      5,900     D.R. Horton, Inc.                                     181,071
      5,600     Education Management Corp. *                          172,704
      4,100     Fastenal Co. (O)                                      287,533
      4,680     GameStop Corp., Class A *                             151,351
      2,049     GameStop Corp., Class B *                              72,693
     11,683     Geox SpA                                              111,339
     10,260     La Quinta Corp. *                                      85,671
      3,400     Paccar, Inc.                                          238,068
      1,650     Red Robin Gourmet Burgers, Inc. (O) *                  79,580
      5,000     Univision Communications,
                Inc., Class A *                                       130,700
     44,730     XM Satellite Radio
                Holdings, Inc., Class A (O) *                       1,289,566
                                                                 ------------
                                                                    3,215,445
                                                                 ------------

                CONSUMER STAPLES - 1.96%
     16,380     Procter & Gamble Co.                                  917,116
                                                                 ------------

                ENERGY - 6.43%
      2,300     Alon USA Energy, Inc. (O) *                            44,850
      2,090     Arch Coal, Inc. (O)                                   161,076
      2,835     Cabot Oil & Gas Corp.                                 129,815
      7,300     Cameco Corp.                                          348,940
      4,900     EOG Resources, Inc.                                   332,122
      9,080     Halliburton Co.                                       536,628
     28,530     Petro-Canada                                          991,418
      3,120     Petroleo Brasileiro, S.A., ADR (O)                    199,368
      6,133     XTO Energy, Inc.                                      266,540
                                                                 ------------
                                                                    3,010,757
                                                                 ------------

                FINANCIALS - 12.21%
      1,830     Affiliated Managers Group (O) *                       140,452
      3,050     Arch Capital Group, Ltd. *                            150,975
      3,230     CB Richard Ellis Group, Inc., Class A *               157,786
      3,240     Chicago Mercantile Exchange Holdings, Inc.          1,183,086
     54,190     Countrywide Financial Corp.                         1,721,616
      8,340     Franklin Resources, Inc.                              737,006
     11,350     Legg Mason, Inc.                                    1,217,969
      6,870     Nasdaq Stock Market, Inc. *                           212,214
      4,900     Nuveen Investments, Inc., Class A (O)                 198,303
                                                                 ------------
                                                                    5,719,407
                                                                 ------------

                HEALTH CARE - 22.42%
      6,230     Abgenix, Inc. (O) *                                    64,792
      4,680     Alkermes, Inc. (O) *                                   76,237
     17,380     Amgen, Inc. *                                       1,316,709
      4,430     Amylin Pharmaceuticals, Inc. (O) *                    148,848
      9,500     Applera Corp. -
                Applied Biosystems Group                              230,565
     42,030     AstraZeneca PLC, ADR                                1,887,147
      6,700     Biomet, Inc.                                          233,361
      3,000     Cephalon, Inc. (O) *                                  136,770
      3,350     Covance, Inc. *                                       162,977
      6,400     DaVita, Inc. *                                        314,752
      7,010     Digene Corp. (O) *                                    211,702
      3,000     Foxhollow Technologies, Inc. (O) *                    135,930
      5,300     Health Net, Inc. *                                    248,252
      3,930     Hologic, Inc. (O) *                                   217,958
     30,920     Medtronic, Inc.                                     1,751,927
      2,160     Mentor Corp. (O)                                       97,200
      2,540     Pharmaceutical Product Development, Inc.              145,974

                See accompanying Notes to Financial Statements.

MULTI-CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                HEALTH CARE (CONTINUED)
     15,690     Sanofi-Aventis                                   $    629,483
     43,300     Schering-Plough Corp.                                 880,722
     27,930     UnitedHealth Group, Inc.                            1,616,868
                                                                 ------------
                                                                   10,508,174
                                                                 ------------

                INDUSTRIALS - 12.72%
      2,680     Advisory Board Co. *                                  129,310
     18,490     Boeing Co.                                          1,195,194
      8,600     CH Robinson Worldwide, Inc.                           303,236
      2,200     Corporate Executive Board Co.                         181,808
      4,760     Corrections Corp. of America (O) *                    189,829
     14,400     Danaher Corp.                                         750,240
      4,400     Expeditors International of Washington, Inc.          266,948
      9,050     General Dynamics Corp.                              1,052,515
     31,040     General Electric Co.                                1,052,566
      2,300     Gol Linhas Aereas
                Inteligentes S.A., ADR (O)                             79,695
      1,930     Jacobs Engineering Group, Inc. *                      123,038
      5,860     Knight Transportation, Inc. (O)                       159,450
      9,500     Robert Half International, Inc.                       350,360
      2,230     Stericycle, Inc. *                                    128,359
                                                                 ------------
                                                                    5,962,548
                                                                 ------------

                INFORMATION TECHNOLOGY - 29.67%
      4,300     Cognizant Technology
                Solutions Corp., Class A *                            189,114
      6,800     Cognos, Inc. *                                        255,204
     45,000     Dell, Inc. *                                        1,434,600
     30,510     Electronic Arts, Inc. *                             1,735,409
      2,400     F5 Networks, Inc. *                                   124,872
      2,560     Google, Inc., Class A *                               952,678
      5,360     Insight Enterprises, Inc. (O) *                       109,987
     10,800     Jabil Circuit, Inc. *                                 322,380
      6,400     Linear Technology Corp.                               212,544
      5,000     Logitech International S.A., ADR (O) *                191,800
      3,470     Microsemi Corp. (O) *                                  80,400
     45,500     Microsoft Corp.                                     1,169,350
      8,200     Monster Worldwide, Inc. *                             269,042
     43,630     Network Appliance, Inc. *                           1,193,717
      7,900     Nvidia Corp. *                                        265,045
     26,310     Opsware, Inc. (O) *                                   135,233
      6,900     Pixar *                                               350,037
     25,910     Qualcomm, Inc.                                      1,030,182
     26,850     Red Hat, Inc. (O) *                                   623,457
      9,600     Redback Networks, Inc. (O) *                          100,896
      3,340     Research In Motion, Ltd. *                            205,377
      3,950     Salesforce.com, Inc. (O) *                             98,710
      4,600     SanDisk Corp. *                                       270,894
      7,230     THQ, Inc. (O) *                                       167,591
     11,200     VeriFone Holdings, Inc. (O) *                         259,840
     53,680     Yahoo!, Inc. *                                      1,984,550
      4,000     Zebra Technologies Corp., Class A *                   172,440
                                                                 ------------
                                                                   13,905,349
                                                                 ------------

                TELECOMMUNICATION SERVICES - 0.93%
      8,250     Alamosa Holdings, Inc. *                              122,100
     13,100     American Tower Corp., Class A *                       312,435
                                                                 ------------
                                                                      434,535
                                                                 ------------

                TOTAL COMMON STOCKS
                (Cost $37,869,235)                                 43,673,331
                                                                 ------------

                See accompanying Notes to Financial Statements.

MULTI-CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCK UNIT - 1.74%

                CONSUMER DISCRETIONARY- 1.74%
     13,950     Starwood Hotels & Resorts Worldwide, Inc.        $    815,098
                                                                 ------------

                TOTAL COMMON STOCK UNIT
                (Cost $812,462)                                       815,098
                                                                 ------------

  Par Value
CERTIFICATE OF DEPOSIT - 0.55%

$   259,097     State Street Eurodollar  2.100%, due 11/01/05         259,097
                                                                 ------------

                TOTAL CERTIFICATE OF DEPOSIT
                (Cost $259,097)                                       259,097
                                                                 ------------

     Shares
INVESTMENT COMPANIES - 14.49%

      1,830     iShares Russell 2000
                Growth Index Fund (O)                                 120,231
      1,040     Oil Service HOLDRs Trust (O)                          121,940
  2,088,915     SSgA Prime Money Market Fund                        2,088,915
  4,459,345     State Street Navigator Securities Lending
                Portfolio (I)                                       4,459,345
                                                                 ------------

                TOTAL INVESTMENT COMPANIES
                (Cost $6,767,419)                                   6,790,431
                                                                 ------------

TOTAL INVESTMENTS - 109.98%
(Cost $45,708,213**)                                               51,537,957
                                                                 ------------
NET OTHER ASSETS
AND LIABILITIES - (9.98)%                                          (4,678,507)
                                                                 ------------
TOTAL NET ASSETS - 100.00%                                       $ 46,859,450
                                                                 ============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $45,775,779.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)   All (or portion of security) on loan.

      ADR   American Depository Receipt.

      PLC   Public Limited Company.

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS - 94.30%

                AUSTRALIA - 0.67%
     23,742     ABC Learning Centres, Ltd.                       $    115,972
     18,300     James Hardie Industries N.V.                          116,663
     27,552     John Fairfax Holdings, Ltd.                            85,078
     59,221     Macquarie Infrastructure Group                        152,425
                                                                 ------------
                                                                      470,138
                                                                 ------------

                AUSTRIA - 0.20%
      2,700     Erste Bank der Oesterreichischen Sparkassen AG        140,506
                                                                 ------------

                BELGIUM - 1.21%
     13,300     Belgacom S.A.                                         446,350
     10,000     InBev N.V.                                            399,925
                                                                 ------------
                                                                      846,275
                                                                 ------------

                BRAZIL - 1.91%
      4,900     Brasil Telecom Participacoes S.A., ADR                203,889
      4,600     Cia Brasileira de Distribuicao
                Grupo Pao de Acucar, ADR                              126,776
        660     Cia de Bebidas das Americas, ADR                       18,434
      6,100     Cia de Concessoes Rodoviarias                         161,436
      4,900     Cia Vale do Rio Doce, ADR                             202,517
      9,900     Gerdau S.A., ADR                                      134,343
     10,800     Grendene S.A.                                          85,074
      4,800     Petroleo Brasileiro, S.A., ADR                        306,720
      8,100     Souza Cruz S.A.                                        96,195
                                                                 ------------
                                                                    1,335,384
                                                                 ------------

                CHILE - 0.14%
      3,300     AFP Provida S.A., ADR                                  94,677
                                                                 ------------

                CHINA - 0.48%
      4,500     China Techfaith Wireless Communication
                Technology, Ltd., ADR                                  44,055
      1,360     CNOOC, Ltd., ADR                                       89,352
    186,000     People's Food Holdings, Ltd.                           94,541
    164,000     Yanzhou Coal Mining Co., Ltd., Class H                105,355
                                                                 ------------
                                                                      333,303
                                                                 ------------

                EGYPT - 0.71%
     18,705     Commercial International Bank, GDR (C)                175,827
      3,345     Eastern Tobacco                                       133,295
      1,900     Orascom Telecom Holding S.A.E.                        189,041
                                                                 ------------
                                                                      498,163
                                                                 ------------

                FINLAND - 0.69%
      9,000     Amer Sports OYJ                                       163,913
      7,000     Nokian Renkaat OYJ                                    109,187
      9,000     Sampo OYJ                                             138,148
      2,200     Tietoenator OYJ                                        69,899
                                                                 ------------
                                                                      481,147
                                                                 ------------

                FRANCE - 11.93%
     26,500     AXA S.A.                                              768,121
     12,400     BNP Paribas                                           940,926
      3,000     Carbone Lorraine                                      118,010
      7,800     Carrefour S.A.                                        346,976
     30,600     France Telecom S.A.                                   796,129
      5,500     Lafarge S.A.                                          452,707
      9,700     Lagardere S.C.A.                                      667,033
      3,000     Neopost S.A.                                          289,696
      7,545     Sanofi-Aventis                                        604,652
      7,300     Schneider Electric S.A.                               599,931
      7,200     Total S.A.                                          1,814,623
     29,400     Vivendi Universal S.A.                                924,622
                                                                 ------------
                                                                    8,323,426
                                                                 ------------

                GERMANY - 4.56%
      5,100     Deutsche Bank AG                                      478,073
      1,400     Fielmann AG                                            95,637
        620     PUMA AG Rudolf Dassler Sport                          157,122

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                GERMANY (CONTINUED)
      2,100     Rheinmetall AG                                   $    129,250
     15,500     Siemens AG                                          1,153,713
      3,211     Techem AG *                                           127,881
     19,000     Volkswagen AG                                       1,036,038
                                                                 ------------
                                                                    3,177,714
                                                                 ------------

                GREECE - 0.34%
      4,790     OPAP S.A.                                             138,406
      5,000     Piraeus Bank S.A.                                     101,279
                                                                 ------------
                                                                      239,685
                                                                 ------------

                HONG KONG - 0.84%
     56,500     China Netcom Group
                Corp., Hong Kong, Ltd.                                 89,343
     32,100     Esprit Holdings, Ltd.                                 227,948
     72,000     Hutchison Telecommunications
                International, Ltd. *                                  90,286
    228,000     SA SA International Holdings, Ltd.                     84,677
    141,000     Texwinca Holdings, Ltd.                                96,099
                                                                 ------------
                                                                      588,353
                                                                 ------------

                HUNGARY - 0.28%
        720     Gedeon Richter Rt.                                    118,419
        800     MOL Magyar Olaj-es Gazipari Rt.                        74,676
                                                                 ------------
                                                                      193,095
                                                                 ------------

                INDIA - 1.42%
      8,100     Hero Honda Motors, Ltd.                               127,520
     33,500     Hindalco Industries, Ltd.                              84,936
     22,100     Hindustan Lever, Ltd.                                  79,029
      3,900     Oil & Natural Gas Corp., Ltd.                          80,086
     11,800     Reliance Industries, Ltd.                             200,275
     13,602     Satyam Computer
                Services, Ltd.                                        182,970
     12,700     State Bank of India, Ltd.                             236,645
                                                                 ------------
                                                                      991,461
                                                                 ------------

                INDONESIA - 0.84%
    831,000     Bank Mandiri Persero Tbk PT                           108,586
  1,457,500     Bumi Resources Tbk PT                                 112,233
     13,500     Telekomunikasi Indonesia Tbk PT, ADR                  274,860
    251,000     United Tractors Tbk PT                                 91,924
                                                                 ------------
                                                                      587,603
                                                                 ------------

                IRELAND - 1.75%
     15,399     Anglo Irish Bank Corp. PLC                            208,626
     26,000     Bank of Ireland                                       395,311
     19,387     CRH PLC                                               485,736
      7,000     DCC PLC                                               130,489
                                                                 ------------
                                                                    1,220,162
                                                                 ------------

                ISRAEL - 0.23%
     41,200     Bank Hapoalim B.M.                                    157,757
                                                                 ------------

                ITALY - 3.75%
     25,817     Banco Popolare di Verona e Novara S.c.r.l.            476,849
     18,000     Davide Campari - Milano SpA                           122,232
     37,000     ENI SpA                                               990,502
      3,700     Lottomatica SpA                                       134,464
    306,500     Telecom Italia SpA                                    887,472
                                                                 ------------
                                                                    2,611,519
                                                                 ------------

                JAPAN - 20.72%
      2,200     ABC-Mart, Inc.                                         59,891
      2,200     ABC-Mart, Inc. (Q)                                     58,039
      1,600     Asahi Pretec Corp.                                     35,143
     21,000     Bosch Corp.                                           111,098
     11,000     Chiyoda Corp.                                         189,516
      3,200     Credit Saison Co., Ltd.                               145,422
      3,000     Daito Trust
                Construction Co., Ltd.                                148,292
      1,900     Don Quijote Co., Ltd.                                 137,381
        235     eAccess, Ltd.                                         145,530
        117     East Japan Railway Co.                                697,669
     88,300     Fujitsu, Ltd.                                         585,473

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                JAPAN (CONTINUED)
      5,000     Hisamitsu Pharmaceutical Co., Inc.               $    120,165
      6,500     Hoya Corp.                                            228,546
     19,500     Hoya Corp. (Q)                                        675,303
     42,000     Joyo Bank, Ltd.                                       281,767
      5,000     JSR Corp.                                             117,780
      7,700     Leopalace21 Corp.                                     199,285
      3,300     Mars Engineering Corp.                                101,049
        130     Mitsubishi Tokyo Financial Group, Inc.              1,639,793
     13,000     Murata Manufacturing Co., Ltd.                        652,612
      8,300     Nidec Corp.                                           485,966
        106     Niws Co., Ltd.                                        115,199
     52,400     Nomura Holdings, Inc.                                 807,156
        307     NTT DoCoMo, Inc.                                      531,583
     11,700     OSG Corp.                                             201,067
      3,700     Rinnai Corp.                                           88,178
      2,400     Secom Techno Service Co., Ltd.                         90,026
      6,000     Shin-Etsu Chemical Co., Ltd.                          288,878
     74,000     Shinsei Bank, Ltd.                                    431,540
     19,200     Sony Corp.                                            626,342
     61,000     Sumitomo Trust & Banking Co., Ltd.                    518,428
     14,000     Suruga Bank, Ltd.                                     171,317
     16,100     Takeda Pharmaceutical Co., Ltd.                       885,607
    166,000     Tokyo Gas Co., Ltd.                                   654,142
     34,100     Toyota Motor Corp.                                  1,583,684
      1,500     USS Co., Ltd.                                         102,808
     32,700     Yokogawa Electric Corp.                               481,683
         30     Yoshinoya D&C Co., Ltd.                                56,786
                                                                 ------------
                                                                   14,450,144
                                                                 ------------

                LUXEMBOURG - 0.16%
     10,600     Stolt Offshore S.A. *                                 109,919
                                                                 ------------

                MEXICO - 0.79%
     23,900     America Telecom, S.A.de C.V., Series A1 *              95,246
      1,740     Desarrolladora Homex S.A. de C.V., ADR *               52,009
      2,170     Fomento Economico Mexicano S.A. de C.V., ADR          147,538
      2,000     Grupo Televisa S.A., ADR                              146,200
     18,600     Kimberly-Clark de Mexico, S.A. de C.V., Class A        61,540
      8,100     Urbi Desarrollos Urbanos S.A. de C.V.                  51,092
                                                                 ------------
                                                                      553,625
                                                                 ------------

                MOROCCO - 0.13%
      8,500     Maroc Telecom                                          88,203
                                                                 ------------

                NETHERLANDS - 3.90%
      2,740     Boskalis Westminster                                  136,240
      6,592     Fugro N.V.                                            178,313
     17,621     Heineken N.V.                                         558,557
      1,935     Hunter Douglas N.V.                                    92,136
        800     Imtech N.V.                                            25,914
     27,800     Royal Dutch Shell PLC, Class A                        857,995
      1,282     SBM Offshore N.V.                                      99,185
     26,200     TNT N.V.                                              619,000
      4,678     USG People N.V.                                       151,012
                                                                 ------------
                                                                    2,718,352
                                                                 ------------

                NORWAY - 1.48%
     22,800     Den Norske Bank ASA                                   233,500
      5,500     Ekornes ASA                                            99,831
     26,100     Statoil ASA                                           580,408
     12,200     Tandberg ASA                                          119,886
                                                                 ------------
                                                                    1,033,625
                                                                 ------------

                PERU - 0.17%
      4,500     Credicorp, Ltd.                                       118,350
                                                                 ------------

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                PHILIPPINES - 0.22%
      5,000     Philippine Long Distance Telephone Co.           $    150,750
                                                                 ------------

                RUSSIA - 0.81%
      4,600     AFK Sistema, GDR (C)                                  103,040
      1,700     Evraz Group S.A., GDR *                                28,900
      4,820     LUKOIL, ADR                                           265,823
      4,500     Mobile Telesystems OJSC, ADR                          166,455
                                                                 ------------
                                                                      564,218
                                                                 ------------

                SINGAPORE - 0.82%
    153,600     Oversea-Chinese Banking Corp.                         571,628
                                                                 ------------

                SOUTH AFRICA - 1.03%
     27,000     Edgars Consolidated Stores, Ltd.                      119,969
      6,100     Kumba Resources, Ltd.                                  90,142
     31,300     Murray & Roberts Holdings, Ltd.                        89,987
     68,400     Old Mutual PLC                                        159,439
     28,170     Sanlam *                                               51,840
     78,196     Steinhoff International Holdings, Ltd.                204,707
                                                                 ------------
                                                                      716,084
                                                                 ------------

                SOUTH KOREA - 3.05%
      2,500     GS Engineering & Construction Corp.                   107,279
        850     Hite Brewery Co., Ltd.                                103,269
      1,200     Hyundai Motor Co.                                      88,519
      6,400     Kangwon Land, Inc.                                    107,727
      6,286     Kookmin Bank                                          360,667
      4,340     KT Corp., ADR                                          93,527
      2,800     LG Electronics, Inc.                                  183,080
      3,000     LG Household & Health Care, Ltd.                      164,704
      6,100     LG.Philips LCD Co., Ltd., ADR *                       115,961
      1,719     Samsung Electronics Co., Ltd., GDR (C)                458,979
      1,374     Samsung Fire & Marine Insurance Co., Ltd.             131,009
      1,120     Samsung SDI Co., Ltd.                                 110,886
      2,000     SK Corp.                                              102,815
                                                                 ------------
                                                                    2,128,422
                                                                 ------------

                SPAIN - 0.77%
      4,000     Abengoa, S.A.                                          65,646
      7,300     Corp. Mapfre S.A.                                     127,950
      8,600     Indra Sistemas, S.A.                                  176,402
      6,900     Prosegur Cia de Seguridad S.A.                        168,696
                                                                 ------------
                                                                      538,694
                                                                 ------------

                SWEDEN - 0.61%
     15,180     Elekta AB, Class B                                    231,920
      8,600     Getinge AB                                            107,586
      7,650     Swedish Match AB                                       87,084
                                                                 ------------
                                                                      426,590
                                                                 ------------

                SWITZERLAND - 7.32%
     13,900     Compagnie Financiere Richemont AG, Class A            528,768
     28,370     Credit Suisse Group                                 1,254,466
        140     Geberit AG                                             96,906
      3,620     Nestle S.A.                                         1,077,088
     27,600     Novartis AG                                         1,484,074
      3,900     Zurich Financial Services AG *                        664,989
                                                                 ------------
                                                                    5,106,291
                                                                 ------------

                TAIWAN - 1.41%
     45,786     Advantech Co., Ltd.                                   101,023
    160,314     Chinatrust Financial Holding Co.                      124,763
      3,800     Chunghwa Telecom Co., Ltd., ADR                        65,816
     41,000     Delta Electronics, Inc.                                69,258
      7,862     Delta Electronics, Inc., GDR (C)                       66,195

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
   Shares                                                          (Note 2)
-----------                                                      ------------
COMMON STOCKS (CONTINUED)

                TAIWAN (CONTINUED)
    144,000     Fubon Financial Holding Co., Ltd.                $    125,048
     38,500     HON HAI Precision Industry Co., Ltd.                  167,049
    130,649     Taiwan Semiconductor Manufacturing Co., Ltd.          204,347
      7,600     Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR                           61,408
                                                                 ------------
                                                                      984,907
                                                                 ------------

                THAILAND - 0.11%
    100,100     Thai Union Frozen Products Public Co., Ltd.            75,793
                                                                 ------------

                TURKEY - 0.46%
     32,725     Akbank T.A.S.                                         203,565
      8,805     Turkcell Iletisim Hizmet A.S., ADR                    116,050
                                                                 ------------
                                                                      319,615
                                                                 ------------

                UNITED KINGDOM - 18.30%
    116,900     Barclays PLC                                        1,157,533
     87,400     BP PLC                                                966,774
     52,200     Brit Insurance Holdings PLC *                          77,529
     10,549     Bunzl PLC                                             105,379
     69,200     Cadbury Schweppes PLC                                 680,707
      5,000     Carpetright PLC                                        79,384
     19,371     Cattles PLC                                            93,671
     92,200     Cobham PLC                                            251,024
     84,600     Diageo PLC                                          1,249,776
     45,000     Enodis PLC *                                          101,309
      7,900     Enterprise Inns PLC                                   108,857
     15,160     Filtrona PLC                                           72,315
     43,700     GlaxoSmithKline PLC                                 1,136,241
     17,400     Halfords Group PLC                                     85,348
     21,700     Imperial Tobacco Group PLC                            621,947
     12,300     Intertek Group PLC                                    154,975
      5,339     Man Group PLC                                         145,353
    103,000     Marks and Spencer Group PLC                           760,420
     68,263     National Grid PLC                                     623,816
      9,300     Northgate PLC                                         164,536
      8,300     Premier Oil PLC *                                     106,606
     59,800     Prudential PLC                                        501,503
     74,731     Regus Group PLC *                                     121,315
     44,200     Royal Bank of Scotland Group PLC                    1,223,034
      8,600     Signet Group PLC, ADR                                 155,574
     47,300     Unilever PLC                                          479,280
    542,881     Vodafone Group PLC                                  1,423,961
     11,900     William Hill PLC                                      112,451
                                                                 ------------
                                                                   12,760,618
                                                                 ------------

                VENEZUELA - 0.09%
      4,734     Cia Anonima Nacional
                Telefonos de
                Venezuela - CANTV, ADR                                 61,069
                                                                 ------------

                TOTAL COMMON STOCKS                                65,767,265
                (Cost $53,818,747)
                                                                 ------------

COMMON STOCK UNITS - 0.39%

                BRAZIL - 0.18%
      3,200     All America Latina Logistica S.A.                     123,816
                                                                 ------------

                IRELAND - 0.21%
     15,200     Grafton Group PLC *                                   149,511
                                                                 ------------

                TOTAL COMMON STOCK UNITS                              273,327
                (Cost $238,514)
                                                                 ------------

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                    Value
  Shares                                                           (Note 2)
-----------                                                      ------------
PREFERRED STOCKS - 1.46%

                BRAZIL - 1.46%
    316,600     Caemi Mineracao e Metalurgica S.A.               $    504,138
      4,900     Cia de Bebidas das Americas, ADR                      173,950
      7,900     Telemar Norte Leste S.A.                              214,344
      6,200     Usinas Siderurgicas de Minas Gerais S.A.              125,448
                                                                 ------------
                Total Preferred Stocks
                (Cost $343,716)                                     1,017,880
                                                                 ------------

WARRANTS AND RIGHTS - 0.00%

                JAPAN - 0.00%
        240     Belluna Co., Ltd. (L) *
                (Exercise Price $34.61)                                     0
                                                                 ------------

                TOTAL WARRANTS AND RIGHTS
                (Cost $227)                                                 0
                                                                 ------------

 Par Value
CERTIFICATE OF DEPOSIT - 2.86%

                UNITED STATES - 2.86%
$ 1,997,297     State Street Eurodollar 2.100%, due 11/01/05        1,997,297
                                                                 ------------

                TOTAL CERTIFICATE OF DEPOSIT
                (Cost $1,997,297)                                   1,997,297
                                                                 ------------

TOTAL INVESTMENTS - 99.01%
(Cost $56,398,501**)                                               69,055,769
                                                                 ------------
NET OTHER ASSETS
AND LIABILITIES - 0.99%                                               691,162
                                                                 ------------
TOTAL NET ASSETS - 100.00%                                       $ 69,746,931
                                                                 ============

----------
*     Non-income producing.

**    Aggregate cost for Federal tax purposes was $56,452,511.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(L) Security valued at fair value using methods determined in good faith by and under the general supervision of the Board of Trustees (see note 2).

(Q) Shares received from stock split. Until pay date the shares received from the stock split will price differently.

ADR   American Depository Receipt.

GDR   Global Depository Receipt.

PLC   Public Limited Company.

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                                             % of Net Assets
                                             ---------------
Banks                                             16.8%
Oil, Gas & Consumable Fuels                        8.9%
Pharmaceuticals                                    6.2%
Diversified Telecommunication Services             5.4%
Electronic Equipment & Instruments                 4.1%
Automobiles                                        4.0%
Beverages                                          4.0%
Net Other Assets & Liabilities                     3.9%
Insurance                                          3.8%
Food Products                                      3.5%
Wireless Telecommunication Services                3.3%
Electrical Equipment                               2.7%
Media                                              2.6%
Diversified Financial Services                     2.0%
Metals & Mining                                    2.0%
Household Durables                                 1.9%
Construction Materials                             1.7%
Commercial Services & Supplies                     1.6%
Multiline Retail                                   1.5%
Tobacco                                            1.3%
Semiconductors & Semiconductor Equipment           1.3%
Textiles, Apparel & Luxury Goods                   1.2%
Road & Rail                                        1.2%
Computers & Peripherals                            1.0%
Chemicals                                          1.0%
Gas Utilities                                      0.9%
Electric Utilities                                 0.9%
Air Freight & Logistics                            0.9%
Specialty Retail                                   0.9%
Real Estate                                        0.8%
Hotels, Restaurants & Leisure                      0.8%
Construction & Engineering                         0.7%
Food & Staples Retailing                           0.7%
Industrial Conglomerates                           0.7%
IT Services                                        0.6%
Leisure Equipment & Products                       0.6%
Machinery                                          0.6%
Energy Equipment & Services                        0.6%
Distributors                                       0.5%
Health Care Equipment & Supplies                   0.5%
Transportation Infrastructure                      0.5%
Office Electronics                                 0.4%
Aerospace & Defense                                0.3%
Auto Components                                    0.3%
Personal Products                                  0.2%
Communications Equipment                           0.2%
Internet Software & Services                       0.2%
Household Products                                 0.2%
Building Products                                  0.1%
                                             ---------
                                                 100.0%
                                             =========

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2005

                                                                          CASH RESERVES          BOND            HIGH INCOME
                                                                               FUND              FUND                FUND
                                                                          -------------      -------------      -------------
ASSETS:
Investments:
 Investments at cost                                                      $  17,298,146      $ 137,030,463      $  74,076,129
 Net unrealized appreciation (depreciation)                                           -           (599,896)            50,782
                                                                          -------------      -------------      -------------
  Total investments at value                                                 17,298,146        136,430,567         74,126,911
 Cash                                                                                 -                  -            255,175
 Foreign currency (cost of $274,414)(Note 2)                                          -                  -                  -
Receivables:
 Investments sold                                                                     -                  -            577,814
 Fund shares sold                                                                16,904             82,336             32,635
 Dividends and interest                                                          34,268          1,099,234          1,304,620
Prepaid insurance and registration fees                                             487              2,971              1,848
Other assets                                                                     25,975             36,153             34,870
                                                                          -------------      -------------      -------------
 Total Assets                                                                17,375,780        137,651,261         76,333,873
                                                                          -------------      -------------      -------------
LIABILITIES:
Payables:
 Investments purchased                                                                -          1,088,694            561,488
 Fund shares repurchased                                                          2,229            125,104            122,479
 Due to Advisor, net                                                                 71             32,341             22,034
 Upon return of securities loaned                                                     -         26,751,508         10,313,907
 Administration and transfer agent fees                                           4,574             28,049             18,456
 Distribution fees - Class B                                                      3,890             30,605             13,623
 Shareholder servicing fees                                                           -             23,298             14,099
 Trustees' fees                                                                      56                349                209
Accrued expenses and other payables                                              17,120             41,098            141,006
                                                                          -------------      -------------      -------------
 Total Liabilities                                                               27,940         28,121,046         11,207,301
                                                                          -------------      -------------      -------------
NET ASSETS                                                                $  17,347,840      $ 109,530,215      $  65,126,572
                                                                          =============      =============      =============
NET ASSETS CONSIST OF:
 Paid-in capital                                                          $  17,347,044      $ 110,965,122      $  70,013,869
 Accumulated undistributed net investment income (loss)                             803             37,296            157,170
 Accumulated net realized gain (loss) on investments sold and foreign
  currency related transactions                                                      (7)          (872,307)        (5,095,249)
 Net unrealized app (dep) of investments (including
  app (dep) of foreign currency related transactions)                                 -           (599,896)            50,782
                                                                          -------------      -------------      -------------
NET ASSETS                                                                $  17,347,840      $ 109,530,215      $  65,126,572
                                                                          =============      =============      =============
CLASS A SHARES:
 Net Assets                                                               $  11,243,196      $  61,942,403      $  43,871,806
 Shares of beneficial interest outstanding                                   11,265,171          6,287,437          6,021,453
 Net Asset Value and redemption price per share(1)                        $        1.00      $        9.85      $        7.29
 Sales charge of offering price (2)                                                0.06               0.49               0.36
                                                                          -------------      -------------      -------------
 Maximum offering price per share                                         $        1.06      $       10.34      $        7.65
                                                                          =============      =============      =============
CLASS B SHARES:
 Net Assets                                                               $   6,104,644      $  47,587,812      $  21,254,766
 Shares of beneficial interest outstanding                                    6,119,652          4,829,150          2,907,325
 Net Asset Value and redemption price per share(1)                        $        1.00      $        9.85      $        7.31
                                                                          =============      =============      =============

(1) If applicable, redemption price per share may be reduced by a contingent deferred sales charge and/or redemption fee.

                 See accompanying Notes to Financial Statements.

  BALANCED           GROWTH AND        CAPITAL APP.         MID-CAP          MULTI-CAP        INTERNATIONAL
    FUND            INCOME FUND            FUND               FUND          GROWTH FUND        STOCK FUND
-------------      -------------      -------------      -------------     -------------      -------------
$ 218,826,788      $ 160,769,994      $ 123,576,102      $  63,299,799     $  45,708,213      $  56,398,501
   12,726,779         23,902,379         14,805,519         12,669,419         5,829,744         12,657,268
-------------      -------------      -------------      -------------     -------------      -------------
  231,553,567        184,672,373        138,381,621         75,969,218        51,537,957         69,055,769
            -                  -                  -                  -                 -            179,206
            -                  -                  -                  -                 -            272,105

            -                  -          1,310,260                  -           165,635            400,492
      148,508             25,512             28,763             36,061            26,152             32,823
      833,337            185,119            116,877             40,517            22,085             81,734
        5,692              4,931              3,740              1,927             1,265              1,800
       35,282             30,170             29,121             16,967            16,895             59,657
-------------      -------------      -------------      -------------     -------------      -------------
  232,576,386        184,918,105        139,870,382         76,064,690        51,769,989         70,083,586
-------------      -------------      -------------      -------------     -------------      -------------

      890,750                  -            560,442             54,522           242,640            192,654
      332,563            178,799            189,052             83,448           136,828             18,891
       95,878             55,050             58,448             32,975             7,215             31,396
   25,334,344          6,715,230          5,183,935          9,054,350         4,459,345                  -
       58,956             63,142             60,041             27,197            24,678             18,681
       62,718             46,868             34,971             14,205             9,116              6,875
       46,996             37,379             28,153             14,303             9,850             14,701
        3,335                821                318                860               139                835
       35,716             27,627             23,792             24,239            20,728             52,622
-------------      -------------      -------------      -------------     -------------      -------------
   26,861,256          7,124,916          6,139,152          9,306,099         4,910,539            336,655
-------------      -------------      -------------      -------------     -------------      -------------
$ 205,715,130      $ 177,793,189      $ 133,731,230      $  66,758,591     $  46,859,450      $  69,746,931
=============      =============      =============      =============     =============      =============

  198,370,107      $ 179,182,953      $ 144,114,567      $  49,638,760     $  58,613,081      $  56,491,758
        3,909          1,330,889            422,539                  -                 -            608,408

   (5,385,665)       (26,623,032)       (25,611,395)         4,450,412       (17,583,375)             1,057

   12,726,779         23,902,379         14,805,519         12,669,419         5,829,744         12,645,708
-------------      -------------      -------------      -------------     -------------      -------------
$ 205,715,130      $ 177,793,189      $ 133,731,230      $  66,758,591     $  46,859,450      $  69,746,931
=============      =============      =============      =============     =============      =============

$ 107,456,745      $ 103,765,582      $  78,785,245      $  44,125,935     $  32,395,376      $  58,824,769
    8,769,973          7,862,025          5,742,153          3,133,994         6,041,006          4,649,058
$       12.25      $       13.20      $       13.72      $       14.08     $        5.36      $       12.65
         0.75               0.81               0.84               0.86              0.33               0.77
-------------      -------------      -------------      -------------     -------------      -------------
$       13.00      $       14.01      $       14.56      $       14.94     $        5.69      $       13.42
=============      =============      =============      =============     =============      =============

$  98,258,385      $  74,027,607      $  54,945,985      $  22,632,656     $  14,464,074      $  10,922,162
    8,011,484          5,707,950          4,231,820          1,655,179         2,813,541            875,393
$       12.26      $       12.97      $       12.98      $       13.67     $        5.14      $       12.48
=============      =============      =============      =============     =============      =============

(2) Sales charge of offering price is 5.75% for the Cash Reserves, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, Multi-Cap Growth, and International Stock Funds; and 4.75% for the Bond and High Income Funds.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005

                                                          CASH RESERVES        BOND          HIGH INCOME
                                                               FUND            FUND              FUND
                                                          -------------     -----------      -----------
INVESTMENT INCOME:
 Interest                                                  $   520,124      $ 5,288,139      $ 5,043,101
 Dividends                                                           -                -           61,391
  Less: Foreign taxes withheld                                       -                -             (461)
 Securities lending income                                           -           30,400           42,173
                                                           -----------      -----------      -----------
  Total investment income                                      520,124        5,318,539        5,146,204
                                                           -----------      -----------      -----------

EXPENSES:
Management fees                                                 73,584          563,848          377,280
Administration and transfer agent fees                          44,679          229,163          155,680
Registration expenses                                           16,442           15,927           17,635
Custodian and accounting fees                                   15,558           33,725           61,350
Professional fees                                               22,377           32,110           35,635
Reports to shareholder expense                                   4,159           26,472           16,132
Trustees' fees                                                   1,383            8,657            5,214
Distribution fees -- Class B                                    52,923          387,734          170,537
Shareholder servicing fees -- Class A                                -          152,680          114,645
Shareholder servicing fees -- Class B                                -          129,245           56,846
Compliance expense                                                 742              742              742
Other expenses                                                     831            5,834            4,784
                                                           -----------      -----------      -----------
 Total expenses before reimbursement/waiver                    232,678        1,586,137        1,016,480
 Less reimbursement/waiver                                     (78,715)        (187,908)        (159,911)
                                                           -----------      -----------      -----------
 Total expenses net of reimbursement/waiver                    153,963        1,398,229          856,569
                                                           -----------      -----------      -----------
NET INVESTMENT INCOME (LOSS)                                   366,161        3,920,310        4,289,635
                                                           -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments (including
 net realized gain(loss) on foreign currency
 related transactions)*                                             (7)         210,525          493,268
Net change in unrealized appreciation (depreciation)
 on investments (including net unrealized
 appreciation (depreciation) on foreign currency
 related transactions)**                                             -       (3,572,710)      (3,072,100)
                                                           -----------      -----------      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                                        (7)      (3,362,185)      (2,578,832)
                                                           -----------      -----------      -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $   366,154      $   558,125      $ 1,710,803
                                                           ===========      ===========      ===========

* Includes foreign capital gains taxes paid of $2,580 for the International Stock Fund.

** Net of deferred foreign capital gains taxes of $9,797 for the International Stock Fund.

                 See accompanying Notes to Financial Statements.

  BALANCED         GROWTH AND       CAPITAL APP.         MID-CAP         MULTI-CAP        INTERNATIONAL
    FUND           INCOME FUND          FUND              FUND              FUND            STOCK FUND
------------      ------------      ------------      ------------      ------------      -------------
$  3,427,466      $    117,222      $     60,497      $     62,894      $     36,600      $     23,520
   2,841,066         4,019,175         2,485,171           999,108           385,287         1,835,078
      (2,333)             (846)                -              (453)           (3,025)         (142,009)
      23,817             2,773             2,745             4,643             5,167                 -
------------      ------------      ------------      ------------      ------------      ------------
   6,290,016         4,138,324         2,548,413         1,066,192           424,029         1,716,589
------------      ------------      ------------      ------------      ------------      ------------

   1,367,472           989,033         1,041,788           632,671           332,655           654,726
     468,174           501,792           470,152           219,170           200,563           147,803
      18,190            17,573            17,050            20,248            18,637            16,991
      49,569            39,833            34,998            36,221            41,964           139,104
      40,906            37,309            35,021            32,469            29,567            43,390
      50,020            42,997            32,717            16,693            10,970            16,418
      19,920            14,247            10,708             5,471             3,738             5,562
     787,854           613,982           459,639           164,556           104,429            70,702
     263,333           244,900           194,050           111,641            76,075           132,320
     262,618           204,661           153,213            54,852            34,810            23,567
         742               742               742               742               742               742
      11,156             9,697             7,616             3,163             3,407             4,420
------------      ------------      ------------      ------------      ------------      ------------
   3,339,954         2,716,766         2,457,694         1,297,897           857,557         1,255,745
    (238,207)         (305,185)         (335,822)         (201,154)         (222,629)         (187,015)
------------      ------------      ------------      ------------      ------------      ------------
   3,101,747         2,411,581         2,121,872         1,096,743           634,928         1,068,730
------------      ------------      ------------      ------------      ------------      ------------
   3,188,269         1,726,743           426,541           (30,551)         (210,899)          647,859
------------      ------------      ------------      ------------      ------------      ------------

   7,310,825          (333,713)        4,642,829         4,522,348         3,883,785         8,668,893

     579,312        14,146,845         3,474,748         3,767,022           718,895         1,851,149
------------      ------------      ------------      ------------      ------------      ------------

   7,890,137        13,813,132         8,117,577         8,289,370         4,602,680        10,520,042
------------      ------------      ------------      ------------      ------------      ------------

$ 11,078,406      $ 15,539,875      $  8,544,118      $  8,258,819      $  4,391,781      $ 11,167,901
============      ============      ============      ============      ============      ============

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                              CASH RESERVES FUND                        BOND FUND
                                                       --------------------------------      --------------------------------
FOR THE YEAR ENDED OCTOBER 31,                             2005               2004               2005                2004
------------------------------                         -------------      -------------      -------------      -------------
NET ASSETS AT BEGINNING OF PERIOD                      $  20,348,022      $  26,306,927      $ 115,169,491      $ 142,693,847
                                                       -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)                                366,161             88,130          3,920,310          4,620,393
 Net realized gain (loss)                                         (7)               908            210,525           (289,786)
 Net change in unrealized appreciation (dep)                       -                  -         (3,572,710)           949,728
                                                       -------------      -------------      -------------      -------------
 Net increase in net assets from operations                  366,154             89,038            558,125          5,280,335
                                                       -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Class A                                                   (261,600)           (82,767)        (2,405,620)        (3,000,397)
  Class B                                                   (105,896)            (6,271)        (1,647,191)        (1,851,451)
                                                       -------------      -------------      -------------      -------------
TOTAL DISTRIBUTIONS                                         (367,496)           (89,038)        (4,052,811)        (4,851,848)
CAPITAL STOCK TRANSACTIONS:
 CLASS A SHARES
  Shares sold                                              6,087,557          5,818,594         13,980,460         19,152,211
  Issued to shareholders in
   reinvestment of distributions                             258,400             80,983          2,314,294          2,301,902
  Shares redeemed                                         (7,018,403)        (8,219,510)       (12,352,304)       (39,928,294)
  Redemption fees                                                  -                  -              1,381                954
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital stock transactions                               (672,446)        (2,319,933)         3,943,831        (18,473,227)
                                                       -------------      -------------      -------------      -------------
 CLASS B SHARES
  Shares sold                                              1,672,418          2,883,164          3,970,780          4,574,795
  Issued to shareholders in
   reinvestment of distributions                              97,404              5,850          1,512,182          1,700,162
  Shares redeemed                                         (4,096,216)        (6,527,986)       (11,571,383)       (15,754,573)
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital stock transactions                             (2,326,394)        (3,638,972)        (6,088,421)        (9,479,616)
                                                       -------------      -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (3,000,182)        (5,958,905)        (5,639,276)       (27,524,356)
                                                       -------------      -------------      -------------      -------------
NET ASSETS AT END OF PERIOD                            $  17,347,840      $  20,348,022      $ 109,530,215      $ 115,169,491
                                                       =============      =============      =============      =============
Undistributed (distributions in excess of)
 net investment income                                 $         803      $       2,138      $      37,296      $      37,296
                                                       =============      =============      =============      =============
CAPITAL SHARE TRANSACTIONS:
 CLASS A SHARES
  Shares sold                                              6,087,557          5,818,594          1,394,768          1,893,967
  Issued to shareholders in
   reinvestment of distributions                             258,400             80,983            230,356            228,022
  Shares redeemed                                         (7,018,403)        (8,219,510)        (1,229,378)        (3,955,230)
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital share transactions                               (672,446)        (2,319,933)           395,746         (1,833,241)
                                                       -------------      -------------      -------------      -------------
 CLASS B SHARES
  Shares sold                                              1,672,418          2,883,164            394,605            452,070
  Issued to shareholders in
   reinvestment of distributions                              97,404              5,851            150,443            168,339
  Shares redeemed                                         (4,096,216)        (6,527,986)        (1,150,615)        (1,561,244)
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital share transactions                             (2,326,394)        (3,638,971)          (605,567)          (940,835)
                                                       -------------      -------------      -------------      -------------

                See accompanying Notes to Financial Statements.

         HIGH INCOME FUND                       BALANCED FUND                     GROWTH AND INCOME FUND
--------------------------------      --------------------------------      --------------------------------
     2005               2004               2005              2004               2005                2004
-------------      -------------      -------------      -------------      -------------      -------------
$  67,485,810      $  55,015,483      $ 204,684,264      $ 184,392,585      $ 169,337,191      $ 148,170,626
-------------      -------------      -------------      -------------      -------------      -------------

    4,289,635          4,376,308          3,188,269          2,957,573          1,726,743          1,449,731
      493,268            245,439          7,310,825           (150,478)          (333,713)           271,099
   (3,072,100)         1,500,379            579,312         10,811,839         14,146,845         14,930,904
-------------      -------------      -------------      -------------      -------------      -------------
    1,710,803          6,122,126         11,078,406         13,618,934         15,539,875         16,651,734
-------------      -------------      -------------      -------------      -------------      -------------

   (2,947,502)        (2,905,696)        (2,024,516)        (1,810,120)        (1,084,836)          (804,489)
   (1,279,041)        (1,555,115)        (1,230,115)        (1,265,754)          (377,017)          (377,317)
-------------      -------------      -------------      -------------      -------------      -------------
   (4,226,543)        (4,460,811)        (3,254,631)        (3,075,874)        (1,461,853)        (1,181,806)

    8,513,095         14,199,310         19,500,679         21,954,494         21,817,829         18,849,548
    1,770,738          1,744,485          1,999,000          1,786,159          1,072,530            795,498
   (8,840,700)        (5,887,322)       (16,722,892)       (13,352,483)       (12,359,804)        (9,631,271)
          198                141                352                  -                 43                  -
-------------      -------------      -------------      -------------      -------------      -------------

    1,443,331         10,056,614          4,777,139         10,388,170         10,530,598         10,013,775
-------------      -------------      -------------      -------------      -------------      -------------

    2,949,055          4,153,847          9,776,495         14,477,124          5,643,751          8,114,554

    1,035,777          1,235,860          1,199,896          1,234,785            368,151            368,285
   (5,271,661)        (4,637,309)       (22,546,439)       (16,351,460)       (22,164,524)       (12,799,977)
-------------      -------------      -------------      -------------      -------------      -------------

   (1,286,829)           752,398        (11,570,048)          (639,551)       (16,152,622)        (4,317,138)
-------------      -------------      -------------      -------------      -------------      -------------
   (2,359,238)        12,470,327          1,030,866         20,291,679          8,455,998         21,166,565
-------------      -------------      -------------      -------------      -------------      -------------
$  65,126,572      $  67,485,810      $ 205,715,130      $ 204,684,264      $ 177,793,189      $ 169,337,191
=============      =============      =============      =============      =============      =============

$     157,170      $      37,025      $       3,909      $      (3,578)     $   1,330,889      $   1,065,998
=============      =============      =============      =============      =============      =============

    1,133,885          1,907,202          1,594,151          1,895,246          1,686,415          1,600,186

      237,816            235,436            163,465            153,740             82,885             68,166
   (1,189,373)          (793,191)        (1,365,001)        (1,150,116)          (950,793)          (817,828)
-------------      -------------      -------------      -------------      -------------      -------------

      182,328          1,349,447            392,615            898,870            818,507            850,524
-------------      -------------      -------------      -------------      -------------      -------------

      393,564            556,498            799,826          1,243,866            443,034            699,774

      138,631            166,370             98,163            106,275             28,784             31,913
     (704,210)          (626,335)        (1,838,903)        (1,405,548)        (1,733,043)        (1,100,560)
-------------      -------------      -------------      -------------      -------------      -------------

     (172,015)            96,533           (940,914)           (55,407)        (1,261,225)          (368,873)
-------------      -------------      -------------      -------------      -------------      -------------

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                          CAPITAL APPRECIATION FUND                    MID-CAP FUND
                                                       --------------------------------      --------------------------------
FOR THE YEAR ENDED OCTOBER 31,                             2005               2004                2005               2004
------------------------------                         -------------      -------------      -------------      -------------
NET ASSETS AT BEGINNING OF PERIOD                      $ 137,218,036      $ 134,565,037      $  60,207,060      $  48,311,492
                                                       -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)                                426,541           (371,840)           (30,551)           286,217
 Net realized gain (loss)                                  4,642,829          3,583,773          4,522,348          2,589,342
 Net change in unrealized appreciation (dep)               3,474,748          7,521,371          3,767,022          2,989,970
                                                       -------------      -------------      -------------      -------------
 Net increase in net assets from operations                8,544,118         10,733,304          8,258,819          5,865,529
                                                       -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
  Class A                                                     (4,002)                 -           (295,803)                 -
  Class B                                                          -                  -                  -                  -
                                                       -------------      -------------      -------------      -------------
  TOTAL DISTRIBUTIONS                                         (4,002)                 -           (295,803)                 -
CAPITAL STOCK TRANSACTIONS:
 CLASS A SHARES
  Shares sold                                             11,846,637         16,419,030          6,770,681          8,950,886
  Issued to shareholders in
   reinvestment of distributions                               3,921                  -            263,976                  -
  Shares redeemed                                        (11,623,924)       (20,553,236)        (8,335,996)        (4,441,192)
  Redemption fees                                                 13                 27              1,213                403
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital stock transactions                                226,647         (4,134,179)        (1,300,126)         4,510,097
                                                       -------------      -------------      -------------      -------------
CLASS B SHARES
 Shares sold                                               3,402,886          5,818,057          3,467,853          3,918,338
 Issued to shareholders in reinvestment
  of distributions                                                 -                  -                  -                  -
 Shares redeemed                                         (15,656,455)        (9,764,183)        (3,579,212)        (2,398,396)
                                                       -------------      -------------      -------------      -------------
 Net increase (decrease) from
  capital stock transactions                             (12,253,569)        (3,946,126)          (111,359)         1,519,942
                                                       -------------      -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                $  (3,486,806)     $   2,652,999      $   6,551,531      $  11,895,568
                                                       =============      =============      =============      =============
NET ASSETS AT END OF PERIOD                            $ 133,731,230      $ 137,218,036      $  66,758,591      $  60,207,060
                                                       =============      =============      =============      =============
Undistributed net investment income                    $     422,539      $           -      $           -      $     265,422
                                                       =============      =============      =============      =============
CAPITAL SHARE TRANSACTIONS:
 CLASS A SHARES
  Shares sold                                                871,267          1,310,831            502,042            750,450
  Issued to shareholders in
   reinvestment of distributions                                 286                  -             19,715                  -
  Shares redeemed                                           (853,010)        (1,623,309)          (610,886)          (368,375)
                                                       -------------      -------------      -------------      -------------
  Net increase (decrease) from
   capital share transactions                                 18,543           (312,478)           (89,129)           382,075
                                                       -------------      -------------      -------------      -------------
CLASS B SHARES
 Shares sold                                                 264,215            481,562            263,787            335,906
 Issued to shareholders in
  reinvestment of distributions                                    -                  -                  -                  -
 Shares redeemed                                          (1,211,040)          (812,620)          (271,823)          (205,169)
                                                       -------------      -------------      -------------      -------------
 Net increase (decrease) from
  capital share transactions                                (946,825)          (331,058)            (8,036)           130,737
                                                       -------------      -------------      -------------      -------------

                 See accompanying Notes to Financial Statements.

    MULTI-CAP GROWTH FUND         INTERNATIONAL STOCK FUND
----------------------------    ----------------------------
    2005            2004            2005            2004
------------    ------------    ------------    ------------
$ 38,927,058    $ 24,300,185    $ 51,473,800    $ 39,470,149
------------    ------------    ------------    ------------

    (210,899)       (306,678)        647,859         300,299
   3,883,785         957,765       8,668,893       3,720,000
     718,895       1,550,481       1,851,149       3,942,753
------------    ------------    ------------    ------------
   4,391,781       2,201,568      11,167,901       7,963,052
------------    ------------    ------------    ------------

           -               -        (419,232)       (366,092)
           -               -          (8,299)         (5,505)
------------    ------------    ------------    ------------
           -               -        (427,531)       (371,597)

   9,319,697      12,600,469       8,611,712       4,742,731
           -               -         404,891         355,467
  (5,891,137)     (2,485,116)     (3,252,531)     (1,321,126)
          36               -             768              46
------------    ------------    ------------    ------------

   3,428,596      10,115,353       5,764,840       3,777,118
------------    ------------    ------------    ------------

   2,860,783       4,230,494       3,618,865       1,690,657
           -               -           8,157           5,362
  (2,748,768)     (1,920,542)     (1,859,101)     (1,060,941)
------------    ------------    ------------    ------------

     112,015       2,309,952       1,767,921         635,078
------------    ------------    ------------    ------------
$  7,932,392    $ 14,626,873    $ 18,273,131    $ 12,003,651
============    ============    ============    ============
$ 46,859,450    $ 38,927,058    $ 69,746,931    $ 51,473,800
============    ============    ============    ============
$          -    $          -    $    608,408    $    259,120
============    ============    ============    ============

   1,823,270       2,658,740         720,801         482,726
           -               -          34,695          36,951
  (1,141,602)       (519,535)       (265,298)       (133,210)
------------    ------------    ------------    ------------

     681,668       2,139,205         490,198         386,467
------------    ------------    ------------    ------------

     579,081         920,954         307,425         172,705
           -               -             705             562
    (557,779)       (417,791)       (158,736)       (108,257)
------------    ------------    ------------    ------------

      21,302         503,163         149,394          65,010
------------    ------------    ------------    ------------

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CASH RESERVES FUND
                                                       ---------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005           2004              2003              2002           2001
------------------------------                         ---------     ------------      ------------      ------------     --------
CLASS A
NET ASSET VALUE at beginning of period                 $    1.00     $       1.00      $       1.00      $       1.00     $   1.00
                                                       ---------     ------------      ------------      ------------     --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.02             0.01              0.00(1)           0.01         0.04
                                                       ---------     ------------      ------------      ------------     --------
   Total from investment operations                         0.02             0.01              0.00              0.01         0.04
                                                       ---------     ------------      ------------      ------------     --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 (0.02)           (0.01)            (0.00)(1)         (0.01)       (0.04)
                                                       ---------     ------------      ------------      ------------     --------
   Total distributions                                     (0.02)           (0.01)            (0.00)            (0.01)       (0.04)
                                                       ---------     ------------      ------------      ------------     --------
Net increase (decrease) in net asset value                     -                -                 -                 -            -
                                                       ---------     ------------      ------------      ------------     --------
NET ASSET VALUE at end of period                       $    1.00     $       1.00      $       1.00      $       1.00     $   1.00
                                                       =========     ============      ============      ============     ========

TOTAL RETURN (2)                                            2.33%            0.68%             0.75%             1.57%        4.50%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $  11,243     $     11,916      $     14,236      $     16,487     $ 11,508
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                0.98%            0.82%             0.87%             0.99%        1.25%
 After reimbursement of expenses by Advisor                 0.55%            0.55%             0.55%             0.55%        0.55%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 2.30%            0.68%             0.75%             1.46%        3.96%

CLASS B
NET ASSET VALUE at beginning of period                 $    1.00     $       1.00      $       1.00      $       1.00     $   1.00
                                                       ---------     ------------      ------------      ------------     --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.02             0.00(1)           0.00(1)           0.01         0.04
                                                       ---------     ------------      ------------      ------------     --------
   Total from investment operations                         0.02             0.00              0.00              0.01         0.04
                                                       ---------     ------------      ------------      ------------     --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 (0.02)               -             (0.00)(1)         (0.01)       (0.04)
                                                       ---------     ------------      ------------      ------------     --------
   Total distributions                                     (0.02)               -             (0.00)            (0.01)       (0.04)
                                                       ---------     ------------      ------------      ------------     --------
Net increase (decrease) in net asset value                     -             0.00                 -                 -            -
                                                       ---------     ------------      ------------      ------------     --------
NET ASSET VALUE at end of period                       $    1.00     $       1.00      $       1.00      $       1.00     $   1.00
                                                       =========     ============      ============      ============     ========

TOTAL RETURN (2)                                            1.57%            0.07%             0.08%             0.81%        3.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   6,105     $      8,432      $     12,071      $     17,636     $  9,571
Ratios of expenses to average net assets:
 Before reimbursement of expenses by Advisor                1.73%            1.57%             1.62%             1.74%        2.00%
 After reimbursement of expenses by Advisor                 1.30%            1.15%(3)          1.23%(3)          1.30%        1.30%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 1.49%            0.06%             0.08%             0.71%        3.21%

----------
(1)  Amounts represent less than $0.005 per share

(2)  Total return without applicable sales charge.

(3)  Amount includes fees waived by distributor (Note 3).

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      BOND FUND
                                                       ------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005           2004           2003           2002             2001
------------------------------                         ----------     ----------     ----------     ----------       ----------
CLASS A
NET ASSET VALUE at beginning of period                 $    10.17     $    10.12     $    10.17     $    10.23       $     9.57
                                                       ----------     ----------     ----------     ----------       ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.39           0.37           0.40           0.47             0.55
  Net realized and unrealized gain (loss)                   (0.31)          0.07          (0.05)         (0.06)(2)         0.67
                                                       ----------     ----------     ----------     ----------       ----------
   Total from investment operations                          0.08           0.44           0.35           0.41             1.22
                                                       ----------     ----------     ----------     ----------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.40)         (0.39)         (0.40)         (0.47)           (0.56)
                                                       ----------     ----------     ----------     ----------       ----------
   Total distributions                                      (0.40)         (0.39)         (0.40)         (0.47)           (0.56)
                                                       ----------     ----------     ----------     ----------       ----------
Net increase (decrease) in net asset value                  (0.32)          0.05          (0.05)         (0.06)            0.66
                                                       ----------     ----------     ----------     ----------       ----------
NET ASSET VALUE at end of period                       $     9.85     $    10.17     $    10.12     $    10.17       $    10.23
                                                       ==========     ==========     ==========     ==========       ==========

TOTAL RETURN (1)                                             0.74%          4.46%          3.51%          4.21%           13.07%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   61,942     $   59,900     $   78,165     $   63,069       $   28,813
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 1.07%          1.01%          1.10%          1.17%            1.28%
 After reimbursement of expenses by Advisor                  0.90%          0.90%          0.90%          0.90%            0.90%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                  3.82%          3.73%          3.94%          4.62%            5.53%
Portfolio Turnover                                             43%            81%            75%            90%             109%

CLASS B
NET ASSET VALUE at beginning of period                 $    10.17     $    10.12     $    10.18     $    10.24       $     9.58
                                                       ----------     ----------     ----------     ----------       ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.31           0.30           0.33           0.39             0.48
  Net realized and unrealized gain (loss)                   (0.31)          0.07          (0.06)         (0.05)(2)         0.66
                                                       ----------     ----------     ----------     ----------       ----------
   Total from investment operations                             -           0.37           0.27           0.34             1.14
                                                       ----------     ----------     ----------     ----------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.32)         (0.32)         (0.33)         (0.40)           (0.48)
                                                       ----------     ----------     ----------     ----------       ----------
   Total distributions                                      (0.32)         (0.32)         (0.33)         (0.40)           (0.48)
                                                       ----------     ----------     ----------     ----------       ----------
Net increase (decrease) in net asset value                  (0.32)          0.05          (0.06)         (0.06)            0.66
                                                       ----------     ----------     ----------     ----------       ----------
NET ASSET VALUE at end of period                       $     9.85     $    10.17     $    10.12     $    10.18       $    10.24
                                                       ==========     ==========     ==========     ==========       ==========

TOTAL RETURN (1)                                            (0.01)%         3.68%          2.64%          3.44%           12.23%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   47,588     $   55,269     $   64,529     $   60,517       $   31,119
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 1.82%          1.76%          1.85%          1.92%            2.03%
 After reimbursement of expenses by Advisor                  1.65%          1.65%          1.65%          1.65%            1.65%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                  3.08%          2.95%          3.19%          3.87%            4.78%
Portfolio Turnover                                             43%            81%            75%            90%             109%

----------
(1)  Total return without applicable sales charge.

(2) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    HIGH INCOME FUND
                                                       ------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005             2004           2003           2002          2001
------------------------------                         ----------       ----------     ----------     ----------     ----------
CLASS A
NET ASSET VALUE at beginning of period                 $     7.56       $     7.36     $     6.57     $     7.13     $     8.02
                                                       ----------       ----------     ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.49             0.55           0.54           0.58           0.74
  Net realized and unrealized gain (loss)                   (0.28)            0.21           0.80          (0.55)         (0.88)
                                                       ----------       ----------     ----------     ----------     ----------
   Total from investment operations                          0.21             0.76           1.34           0.03          (0.14)
                                                       ----------       ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.48)           (0.56)         (0.55)         (0.59)         (0.75)
                                                       ----------       ----------     ----------     ----------     ----------
   Total distributions                                      (0.48)           (0.56)         (0.55)         (0.59)         (0.75)
                                                       ----------       ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                  (0.27)            0.20           0.79          (0.56)         (0.89)
                                                       ----------       ----------     ----------     ----------     ----------
NET ASSET VALUE at end of period                       $     7.29       $     7.56     $     7.36     $     6.57     $     7.13
                                                       ==========       ==========     ==========     ==========     ==========

TOTAL RETURN (1)                                             2.85%           10.73%         21.09%          0.33%         (1.94)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   43,872       $   44,137     $   33,024     $   18,055     $   10,939
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 1.23%            1.16%          1.38%          1.59%          1.68%
 After reimbursement of expenses by Advisor                  1.00%            1.00%          1.00%          1.00%          1.00%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                  6.50%            7.37%          7.73%          8.55%          9.75%
Portfolio Turnover                                             81%(2)           60%            58%            47%            38%

CLASS B
NET ASSET VALUE at beginning of period                 $     7.58       $     7.37     $     6.59     $     7.14     $     8.04
                                                       ----------       ----------     ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                      0.43             0.49           0.49           0.54           0.69
  Net realized and unrealized gain (loss)                   (0.28)            0.22           0.78          (0.55)         (0.89)
                                                       ----------       ----------     ----------     ----------     ----------
   Total from investment operations                          0.15             0.71           1.27          (0.01)         (0.20)
                                                       ----------       ----------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                  (0.42)           (0.50)         (0.49)         (0.54)         (0.70)
                                                       ----------       ----------     ----------     ----------     ----------
   Total distributions                                      (0.42)           (0.50)         (0.49)         (0.54)         (0.70)
                                                       ----------       ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                  (0.27)            0.21           0.78          (0.55)         (0.90)
                                                       ----------       ----------     ----------     ----------     ----------
NET ASSET VALUE at end of period                       $     7.31       $     7.58     $     7.37     $     6.59     $     7.14
                                                       ==========       ==========     ==========     ==========     ==========

TOTAL RETURN (1)                                             2.06%           10.02%         19.96%         (0.27)%        (2.77)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   21,255       $   23,349     $   21,992     $   15,561     $   15,063
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 1.98%            1.91%          2.13%          2.34%          2.43%
 After reimbursement of expenses by Advisor                  1.75%            1.75%          1.75%          1.75%          1.75%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                  5.75%            6.63%          6.98%          7.80%          9.00%
Portfolio Turnover                                             81%(2)           60%            58%            47%            38%

----------
(1)  Total return without applicable sales charge.

(2)  Subadvisor change February 28, 2005.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       BALANCED FUND
                                                       ---------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                             2005          2004            2003            2002              2001
------------------------------                         -----------    -----------     -----------     -----------      -----------
CLASS A
NET ASSET VALUE at beginning of period                 $     11.81    $     11.18     $     10.16     $     11.28      $     12.65
                                                       -----------    -----------     -----------     -----------      -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.24           0.22            0.25            0.28             0.30
  Net realized and unrealized gain (loss)                     0.44           0.64            1.02           (1.12)           (1.37)
                                                       -----------    -----------     -----------     -----------      -----------
   Total from investment operations                           0.68           0.86            1.27           (0.84)           (1.07)
                                                       -----------    -----------     -----------     -----------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   (0.24)         (0.23)          (0.25)          (0.28)           (0.30)
  Distributions from capital gains                               -              -               -           (0.00)(1)            -
                                                       -----------    -----------     -----------     -----------      -----------
   Total distributions                                       (0.24)         (0.23)          (0.25)          (0.28)           (0.30)
                                                       -----------    -----------     -----------     -----------      -----------
Net increase (decrease) in net asset value                    0.44           0.63            1.02           (1.12)           (1.37)
                                                       -----------    -----------     -----------     -----------      -----------
NET ASSET VALUE at end of period                       $     12.25    $     11.81     $     11.18     $     10.16      $     11.28
                                                       ===========    ===========     ===========     ===========      ===========

TOTAL RETURN (2)                                              5.74%          7.71%          12.72%          (7.59)%          (8.54)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   107,457    $    98,900     $    83,606     $    70,389      $    61,836
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                  1.21%          1.17%           1.32%           1.30%            1.35%
 After reimbursement of expenses by Advisor                   1.10%          1.10%           1.10%           1.10%            1.10%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                   1.88%          1.88%           2.38%           2.56%            2.55%
Portfolio Turnover                                              34%            39%             35%             48%              57%

CLASS B
NET ASSET VALUE at beginning of period                 $     11.82    $     11.19     $     10.17     $     11.29      $     12.66
                                                       -----------    -----------     -----------     -----------      -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.14           0.13            0.17            0.20             0.21
  Net realized and unrealized gain (loss)                     0.44           0.64            1.02           (1.12)           (1.37)
                                                       -----------    -----------     -----------     -----------      -----------
   Total from investment operations                           0.58           0.77            1.19           (0.92)           (1.16)
                                                       -----------    -----------     -----------     -----------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   (0.14)         (0.14)          (0.17)          (0.20)           (0.21)
  Distributions from capital gains                               -              -               -           (0.00)(1)            -
                                                       -----------    -----------     -----------     -----------      -----------
   Total distributions                                       (0.14)         (0.14)          (0.17)          (0.20)           (0.21)
                                                       -----------    -----------     -----------     -----------      -----------
Net increase (decrease) in net asset value                    0.44           0.63            1.02           (1.12)           (1.37)
                                                       -----------    -----------     -----------     -----------      -----------
NET ASSET VALUE at end of period                       $     12.26    $     11.82     $     11.19     $     10.17      $     11.29
                                                       ===========    ===========     ===========     ===========      ===========

TOTAL RETURN (2)                                              4.94%          6.90%          11.87%          (8.27)%          (9.22)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $    98,258    $   105,784     $   100,787     $    90,903      $    92,054
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                  1.96%          1.92%           2.07%           2.05%            2.10%
 After reimbursement of expenses by Advisor                   1.85%          1.85%           1.85%           1.85%            1.85%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                   1.15%          1.14%           1.63%           1.81%            1.80%
Portfolio Turnover                                              34%            39%             35%             48%              57%

----------
(1)  Amounts represent less than $0.005 per share.

(2)  Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 GROWTH AND INCOME FUND
                                                      ----------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005           2004            2003            2002             2001
------------------------------                        ------------   ------------    ------------    ------------     ------------
CLASS A
NET ASSET VALUE at beginning of period                $      12.19   $      11.05    $       9.37    $      11.14     $      14.06
                                                      ------------   ------------    ------------    ------------     ------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                       0.16           0.14            0.12            0.10(1)          0.06
  Net realized and unrealized gain (loss)                     1.00           1.12            1.64           (1.82)           (2.92)
                                                      ------------   ------------    ------------    ------------     ------------
   Total from investment operations                           1.16           1.26            1.76           (1.72)           (2.86)
                                                      ------------   ------------    ------------    ------------     ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   (0.15)         (0.12)          (0.08)          (0.05)           (0.06)
                                                      ------------   ------------    ------------    ------------     ------------
   Total distributions                                       (0.15)         (0.12)          (0.08)          (0.05)           (0.06)
                                                      ------------   ------------    ------------    ------------     ------------
Net increase (decrease) in net asset value                    1.01           1.14            1.68           (1.77)           (2.92)
                                                      ------------   ------------    ------------    ------------     ------------
NET ASSET VALUE at end of period                      $      13.20   $      12.19    $      11.05    $       9.37     $      11.14
                                                      ============   ============    ============    ============     ============

TOTAL RETURN (2)                                              9.56%         11.48%          18.95%         (15.51)%         (20.42)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $    103,765   $     85,855    $     68,406    $     53,896     $     55,966
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                  1.17%          1.13%           1.35%           1.30%            1.29%
 After reimbursement of expenses by Advisor                   1.00%          1.00%           1.00%           1.00%            1.00%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                   1.29%          1.26%           1.29%           0.91%            0.60%
Portfolio Turnover                                              12%            16%             20%             18%              24%

CLASS B
NET ASSET VALUE at beginning of period                $      11.98   $      10.87    $       9.24    $      11.02     $      13.96
                                                      ------------   ------------    ------------    ------------     ------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                0.09           0.06            0.05            0.02(1)         (0.02)
  Net realized and unrealized gain (loss)                     0.96           1.10            1.60           (1.79)           (2.92)
                                                      ------------   ------------    ------------    ------------     ------------
   Total from investment operations                           1.05           1.16            1.65           (1.77)           (2.94)
                                                      ------------   ------------    ------------    ------------     ------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                   (0.06)         (0.05)          (0.02)          (0.01)               -
                                                      ------------   ------------    ------------    ------------     ------------
   Total distributions                                       (0.06)         (0.05)          (0.02)          (0.01)               -
                                                      ------------   ------------    ------------    ------------     ------------
Net increase (decrease) in net asset value                    0.99           1.11            1.63           (1.78)           (2.94)
                                                      ------------   ------------    ------------    ------------     ------------
NET ASSET VALUE at end of period                      $      12.97   $      11.98    $      10.87    $       9.24     $      11.02
                                                      ============   ============    ============    ============     ============

TOTAL RETURN (2)                                              8.73%         10.70%          17.93%         (16.09)%         (21.06)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $     74,028   $     83,482    $     79,765    $     72,329     $     97,081
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                  1.92%          1.89%           2.10%           2.05%            2.04%
 After reimbursement of expenses by Advisor                   1.75%          1.75%           1.75%           1.75%            1.75%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                   0.57%          0.53%           0.54%           0.16%           (0.15)%
Portfolio Turnover                                              12%            16%             20%             18%              24%

----------
(1)  Calculated based on average shares outstanding.

(2)  Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CAPITAL APPRECIATION FUND
                                                      ------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                           2005            2004          2003            2002            2001
------------------------------                        ----------      ----------    ----------      ----------      ----------
CLASS A
NET ASSET VALUE at beginning of period                $    12.87      $    11.88    $     9.63      $    12.81      $    16.44
                                                      ----------      ----------    ----------      ----------      ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.08            0.01         (0.00)(1)       (0.02)(2)       (0.04)(2)
  Net realized and unrealized gain (loss)                   0.77            0.98          2.25           (3.11)          (3.59)
                                                      ----------      ----------    ----------      ----------      ----------
   Total from investment operations                         0.85            0.99          2.25           (3.13)          (3.63)
                                                      ----------      ----------    ----------      ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 (0.00)(1)
  Distributions from capital gains                             -               -             -           (0.05)              -
                                                      ----------      ----------    ----------      ----------      ----------
   Total distributions                                         -               -             -           (0.05)              -
                                                      ----------      ----------    ----------      ----------      ----------
Net increase (decrease) in net asset value                  0.85            0.99          2.25           (3.18)          (3.63)
                                                      ----------      ----------    ----------      ----------      ----------
NET ASSET VALUE at end of period                      $    13.72      $    12.87    $    11.88      $     9.63      $    12.81
                                                      ==========      ==========    ==========      ==========      ==========

TOTAL RETURN (3)                                            6.61%           8.33%        23.36%         (24.54)%        (22.08)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $   78,785      $   73,674    $   71,733      $   55,865      $   59,801
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                1.44%           1.38%         1.64%           1.58%           1.58%
 After reimbursement of expenses by Advisor                 1.20%           1.20%         1.20%           1.20%           1.20%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 0.62%           0.08%         0.05%          (0.16)%         (0.30)%
Portfolio Turnover                                            18%             27%           25%             25%             30%

CLASS B
NET ASSET VALUE at beginning of period                $    12.27      $    11.40    $     9.31      $    12.48      $    16.13
                                                      ----------      ----------    ----------      ----------      ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                             (0.01)          (0.08)        (0.08)          (0.11)(2)       (0.15)(2)
  Net realized and unrealized gain (loss)                   0.72            0.95          2.17           (3.01)          (3.50)
                                                      ----------      ----------    ----------      ----------      ----------
   Total from investment operations                         0.71            0.87          2.09           (3.12)          (3.65)
                                                      ----------      ----------    ----------      ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from capital gains                             -               -             -           (0.05)              -
                                                      ----------      ----------    ----------      ----------      ----------
   Total distributions                                         -               -             -           (0.05)              -
                                                      ----------      ----------    ----------      ----------      ----------
Net increase (decrease) in net asset value                  0.71            0.87          2.09           (3.17)          (3.65)
                                                      ----------      ----------    ----------      ----------      ----------
NET ASSET VALUE at end of period                      $    12.98      $    12.27    $    11.40      $     9.31      $    12.48
                                                      ==========      ==========    ==========      ==========      ==========

TOTAL RETURN (3)                                            5.79%           7.63%        22.45%         (25.12)%        (22.63)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $   54,946      $   63,544    $   62,832      $   54,600      $   72,667
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                2.19%           2.13%         2.39%           2.33%           2.33%
 After reimbursement of expenses by Advisor                 1.94%           1.95%         1.95%           1.95%           1.95%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                (0.09)%         (0.67)%       (0.70)%         (0.91)%         (1.05)%
Portfolio Turnover                                            18%             27%           25%             25%             30%

----------
(1)  Amounts represent less than $0.005 per share.

(2)  Calculated based on average shares outstanding.

(3)  Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     MID-CAP FUND
                                                      ---------------------------------------------------------------------------
                                                                                                                     INCEPTION
FOR THE YEAR ENDED OCTOBER 31,                           2005          2004           2003            2002         to 10-31-01(1)
------------------------------                        ---------    ------------   ------------    ------------     --------------
CLASS A
NET ASSET VALUE at beginning of period                $   12.44    $      11.12   $       8.64    $       9.48      $     10.00
                                                      ---------    ------------   ------------    ------------      -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.03            0.09           0.01            0.02(2)          0.00(2,3)
  Net realized and unrealized gain (loss)                  1.70            1.23           2.47           (0.85)           (0.52)
                                                      ---------    ------------   ------------    ------------      -----------
   Total from investment operations                        1.73            1.32           2.48           (0.83)           (0.52)
                                                      ---------    ------------   ------------    ------------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                (0.09)              -              -           (0.01)               -
  Distributions from capital gains                            -               -              -           (0.00)(3)            -
                                                      ---------    ------------   ------------    ------------      -----------
   Total distributions                                    (0.09)              -              -           (0.01)               -
                                                      ---------    ------------   ------------    ------------      -----------
Net increase (decrease) in net asset value                 1.64            1.32           2.48           (0.84)           (0.52)
                                                      ---------    ------------   ------------    ------------      -----------
NET ASSET VALUE at end of period                      $   14.08    $      12.44   $      11.12    $       8.64      $      9.48
                                                      =========    ============   ============    ============      ===========
TOTAL RETURN (4)                                          13.95%          11.87%         28.70%          (8.79)%          (5.20)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $  44,126    $     40,103   $     31,591    $     22,650      $    15,345
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor               1.70%           1.61%          1.92%           1.97%            2.29%(6)
 After reimbursement of expenses by Advisor                1.40%           1.40%          1.40%           1.40%            1.40%(6)
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                0.20%           0.77%          0.17%           0.18%            0.03%(6)
Portfolio Turnover                                           37%             21%            25%             31%              30%(5)

CLASS B
NET ASSET VALUE at beginning of period                $   12.09    $      10.91   $       8.54    $       9.43      $     10.00
                                                      ---------    ------------   ------------    ------------      -----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                   (0.07)           0.00        3 (0.05)          (0.06)(2)        (0.05)(2)
  Net realized and unrealized gain (loss)                  1.65            1.18           2.42           (0.83)           (0.52)
                                                      ---------    ------------   ------------    ------------      -----------
   Total from investment operations                        1.58            1.18           2.37           (0.89)           (0.57)
                                                      ---------    ------------   ------------    ------------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                    -               -              -               -                -
  Distributions from capital gains                            -               -              -           (0.00)(3)            -
                                                      ---------    ------------   ------------    ------------      -----------
   Total distributions                                        -               -              -           (0.00)               -
                                                      ---------    ------------   ------------    ------------      -----------
Net increase (decrease) in net asset value                 1.58            1.18           2.37           (0.89)           (0.57)
                                                      ---------    ------------   ------------    ------------      -----------
NET ASSET VALUE at end of period                      $   13.67    $      12.09   $      10.91    $       8.54      $      9.43
                                                      =========    ============   ============    ============      ===========
TOTAL RETURN (4)                                          13.07%          10.82%         27.75%          (9.43)%          (5.70)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                $  22,633    $     20,104   $     16,721    $     11,765      $     6,192
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor               2.45%           2.36%          2.67%           2.72%            3.04%(6)
 After reimbursement of expenses by Advisor                2.15%           2.15%          2.15%           2.15%            2.15%(6)
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor               (0.55)%          0.01%         (0.58)%         (0.57)%          (0.72)%(6)
Portfolio Turnover                                           37%             21%            25%             31%              30 %(5)

----------
(1)  Commenced investment operations 2/28/2001.

(2)  Calculated based on average shares outstanding.

(3)  Amounts represent less than $0.005 per share.

(4)  Total return without applicable sales charge.

(5)  Not annualized.

(6)  Annualized.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 MULTI-CAP GROWTH FUND
                                                       ----------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005           2004           2003           2002           2001
------------------------------                         ----------     ----------     ----------     ----------     ----------
CLASS A
NET ASSET VALUE at beginning of period                 $     4.83     $     4.46     $     3.49     $     4.27     $     7.87
                                                       ----------     ----------     ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.01)         (0.03)         (0.03)         (0.02)(1)      (0.02)
  Net realized and unrealized gain (loss)                    0.54           0.40           1.00          (0.76)         (3.58)
                                                       ----------     ----------     ----------     ----------     ----------
   Total from investment operations                          0.53           0.37           0.97          (0.78)         (3.60)
                                                       ----------     ----------     ----------     ----------     ----------

Net increase (decrease) in net asset value                   0.53           0.37           0.97          (0.78)         (3.60)
                                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE at end of period                       $     5.36     $     4.83     $     4.46     $     3.49     $     4.27
                                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (2)                                            10.97%          8.30%         27.79%        (18.27)%       (45.74)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   32,395     $   25,897     $   14,366     $    7,915     $   13,263
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 1.69%          1.62%          2.40%          2.60%          2.36%
 After reimbursement of expenses by Advisor                  1.19%          1.20%          1.20%          1.20%          1.20%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 (0.25)%        (0.64)%        (0.42)%        (0.55)%        (0.46)%
Portfolio Turnover                                             92%            71%           123%           214%           230%

CLASS B
NET ASSET VALUE at beginning of period                 $     4.67     $     4.34     $     3.42     $     4.22     $     7.83
                                                       ----------     ----------     ----------     ----------     ----------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                       (0.05)         (0.06)         (0.02)         (0.05)(1)      (0.07)
  Net realized and unrealized gain (loss)                    0.52           0.39           0.94          (0.75)         (3.54)
                                                       ----------     ----------     ----------     ----------     ----------

   Total from investment operations                          0.47           0.33           0.92          (0.80)         (3.61)
                                                       ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value                   0.47           0.33           0.92          (0.80)         (3.61)
                                                       ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE at end of period                       $     5.14     $     4.67     $     4.34     $     3.42     $     4.22
                                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (2)                                            10.06%          7.60%         26.90%        (18.96)%       (46.10)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $   14,464     $   13,030     $    9,935     $    6,050     $    6,902
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                 2.44%          2.37%          3.15%          3.35%          3.11%
 After reimbursement of expenses by Advisor                  1.94%          1.95%          1.95%          1.95%          1.95%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 (0.98)%        (1.39)%        (1.17)%        (1.30)%        (1.21)%
Portfolio Turnover                                             92%            71%           123%           214%           230%

----------
(1)  Calculated based on average shares outstanding.

(2)  Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                INTERNATIONAL STOCK FUND
                                                       ------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31,                            2005           2004             2003             2002           2001
------------------------------                         ---------     ------------     ------------     ------------     -------
CLASS A
NET ASSET VALUE at beginning of period                 $   10.56     $       8.92     $       7.00     $       7.31     $  9.55
                                                       ---------     ------------     ------------     ------------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.14             0.08             0.10             0.07(2)     0.04
  Net realized and unrealized gain (loss)                   2.05             1.66             1.88            (0.38)      (2.21)
                                                       ---------     ------------     ------------     ------------     -------
   Total from investment operations                         2.19             1.74             1.98            (0.31)      (2.17)
                                                       ---------     ------------     ------------     ------------     -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 (0.10)           (0.10)           (0.06)               -       (0.07)
                                                       ---------     ------------     ------------     ------------     -------
   Total distributions                                     (0.10)           (0.10)           (0.06)               -       (0.07)
                                                       ---------     ------------     ------------     ------------     -------
Net increase (decrease) in net asset value                  2.09             1.64             1.92            (0.31)      (2.24)
                                                       ---------     ------------     ------------     ------------     -------
NET ASSET VALUE at end of period                       $   12.65     $      10.56     $       8.92     $       7.00     $  7.31
                                                       =========     ============     ============     ============     =======

TOTAL RETURN (3)                                           20.81%           19.56%           28.46%           (4.24)%    (22.88)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $  58,825     $     43,915     $     33,664     $     25,732     $25,829
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                1.90%            1.85%            2.11%            2.29%       2.14%
 After reimbursement of expenses by Advisor                 1.60%            1.60%            1.60%            1.60%       1.60%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 1.15%            0.76%            1.30%            0.69%       0.45%
Portfolio Turnover                                            64%              45%              34%              47%         86%

CLASS B
NET ASSET VALUE at beginning of period                 $   10.41     $       8.78     $       6.89     $       7.25     $  9.48
                                                       ---------     ------------     ------------     ------------     -------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                              0.04            (0.00)(1)         0.04             0.02(2)    (0.02)
  Net realized and unrealized gain (loss)                   2.04             1.64             1.85            (0.38)      (2.20)
                                                       ---------     ------------     ------------     ------------     -------
   Total from investment operations                         2.08             1.64             1.89            (0.36)      (2.22)
                                                       ---------     ------------     ------------     ------------     -------
 LESS DISTRIBUTIONS:
  Distributions from net investment income                 (0.01)           (0.01)           (0.00)(1)            -       (0.01)
                                                       ---------     ------------     ------------     ------------     -------
   Total distributions                                     (0.01)           (0.01)           (0.00)               -       (0.01)
                                                       ---------     ------------     ------------     ------------     -------
Net increase (decrease) in net asset value                  2.07             1.63             1.89            (0.36)      (2.23)
                                                       ---------     ------------     ------------     ------------     -------
NET ASSET VALUE at end of period                       $   12.48     $      10.41     $       8.78     $       6.89     $  7.25
                                                       =========     ============     ============     ============     =======

TOTAL RETURN (3)                                           20.00%           18.67%           27.44%           (4.97)%    (23.48)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $  10,922     $      7,559     $      5,806     $      4,591     $ 4,787
Ratios of expenses to average net assets
 Before reimbursement of expenses by Advisor                2.65%            2.59%            2.86%            3.04%       2.89%
 After reimbursement of expenses by Advisor                 2.35%            2.35%            2.35%            2.35%       2.35%
Ratio of net investment income to average net assets
 After reimbursement of expenses by Advisor                 0.41%            0.03%            0.55%           (0.06)%     (0.30)%
Portfolio Turnover                                            64%              45%              34%              47%         86%

----------
(1)  Amounts represent less than $0.005 per share.

(2)  Calculated based on average shares outstanding.

(3)  Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine funds (individually, a "fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class. The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). The Investment Advisor has entered into subadvisory agreements with certain subadvisors ("Subadvisors") for the management of the investments of the High Income Fund, Multi-Cap Growth Fund, International Stock Fund, and a portion of the Mid-Cap Fund. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Advisor's Securities Valuation Committee (the "Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3)

NOTES TO FINANCIAL STATEMENTS

major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all it's taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

CLASSES: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of October 31, 2005, none of the funds have open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The High Income Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the year ended October 31, 2005, none of the funds have open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

NOTES TO FINANCIAL STATEMENTS

FUTURES CONTRACTS: Each fund, except the Cash Reserves Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of October 31, 2005, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2005, only the High Income Fund entered into such transactions, the market values of which are identified in the fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, litigation payments, sales of defaulted bonds, and distributions from real estate investment trusts and passive foreign investment companies.

REDEMPTION FEES: The Bond Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund and Multi-Cap Growth Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 5 business days or less. The High Income Fund, Mid-Cap Fund and International Stock Fund will deduct a fee of 2% from redemption proceeds on Class A shares held 30 calendar days or less. Redemption fees are treated as additional paid-in capital to the fund from which the shares are redeemed and are designed to help offset any costs associated with short-term shareholder trading. Please refer to the prospectus for additional information on redemption fees and waivers.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for the Funds at October 31, 2005, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid-Cap Fund and the entire Multi-Cap Growth Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Advisor manages the other portion of the Mid-Cap Fund, the Bond Fund, Balanced Fund, Capital Appreciation Fund, Growth and Income Fund, and Cash Reserves Fund.

The Investment Advisor has contractually agreed to waive fees and/or reimburse expenses with respect to the Funds ("Expense Cap Agreement") until February 28, 2006, such that total expenses, exclusive of management fees, 12b-1 fees, taxes, interest, service fees, and other extraordinary items will not exceed the following amounts:

FUND                              CLASS A     CLASS B
----                              -------     -------
Cash Reserves                       .55%       1.30%
Bond                                .90%       1.65%
High Income                        1.00%       1.75%
Balanced                           1.10%       1.85%
Growth and Income                  1.00%       1.75%
Capital Appreciation               1.20%       1.95%
Mid-Cap                            1.40%       2.15%
Multi-Cap Growth                   1.20%       1.95%
International Stock                1.60%       2.35%

For the year ended October 31, 2005, the Investment Advisor reimbursed expenses of $78,715 for the Cash Reserves Fund, $187,908 for the Bond Fund, $159,911 for the High Income Fund, $238,207 for the Balanced Fund, $305,185 for the Growth and

NOTES TO FINANCIAL STATEMENTS

Income Fund, $335,822 for the Capital Appreciation Fund, $201,154 for the Mid-Cap Fund, $222,629 for the Multi-Cap Growth Fund and $187,015 for the International Stock Fund.

Any reimbursements or fee waivers made by the Investment Advisor to a fund are subject to repayment by the fund, to the extent that the fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

                               RECOVERY            RECOVERY            RECOVERY
                               EXPIRING            EXPIRING            EXPIRING
                               OCTOBER            OCTOBER 31,         OCTOBER 31,
FUND                           31, 2006              2007                2008
----                           --------           -----------         ----------
Cash Reserves                  $100,514            $  58,813           $ 78,715
Bond                            284,227              150,645            187,908
High Income                     168,808               97,662            159,911
Balanced                        363,962              131,637            238,207
Growth and Income               460,975              220,402            305,185
Capital Appreciation            520,392              250,709            335,822
Mid-Cap                         205,353              115,700            201,154
Multi-Cap Growth                204,794              140,426            222,629
International Stock             166,715              114,012            187,015

In 2005 the Investment Advisor did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement.

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each fund's daily net assets attributable to the respective class of shares for all funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

The distributor may from time to time voluntarily agree to waive distribution and/or service fees with respect to the Cash Reserves Fund for the purpose of maintaining a one-day yield or distribution rate of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2005, no such waivers were made by the distributor.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the year ended October 31, 2005, sales charges received by CUNA Brokerage were as follows:

                                   AMOUNT PAID
                             -----------------------
FUND                          CLASS A       CLASS B
----                         ---------     ---------
Cash Reserves                $  51,930     $  33,748
Bond                           243,174       149,699
High Income                    118,860        48,514
Balanced                       572,383       259,394
Growth and Income              395,195       170,432
Capital Appreciation           230,445       155,300
Mid-Cap                        206,425        58,433
Multi-Cap Growth               186,736        43,986
International Stock            160,946        17,855

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. Unaffiliated trustees receive from the Trust an attendance fee for each Board or Committee meeting attended, with additional remuneration paid to the "lead" trustee and audit committee chair.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund and Bond Fund declare dividends daily. The High Income Fund and Balanced Fund declare dividends monthly. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and the International Stock Fund declare dividends annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and

NOTES TO FINANCIAL STATEMENTS

realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2005, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                          U.S. GOVERNMENT SECURITIES       OTHER INVESTMENT SECURITIES
                         -----------------------------    ----------------------------
FUND                       PURCHASES         SALES         PURCHASES          SALES
----                     -------------    ------------    -----------     ------------
Bond                     $ 36,891,969     $ 39,011,635    $10,414,060     $ 11,420,594
High Income                        --               --     54,964,739       51,747,394
Balanced                   31,884,602       29,103,697     37,541,048       45,239,774
Growth and Income                  --               --     20,733,911       23,742,373
Capital Appreciation               --               --     23,860,009       35,003,363
Mid-Cap                            --               --     23,564,618       23,968,160
Multi-Cap Growth                   --               --     43,217,894       39,329,915
International Stock                --               --     45,514,729       38,449,199

6. FOREIGN SECURITIES

Each fund may invest in foreign securities, although only the Multi-Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities, and the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or
(4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs, GDRs, SDRs and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

Each fund, except the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At October 31, 2005, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. The value of all collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statement of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statement of Operations. The value of securities on loan at October 31, 2005 is as follows:

                            VALUE OF
                         SECURITIES ON
FUND                         LOAN
----                     -------------
Bond                      $ 26,214,241
High Income                 10,102,223
Balanced                    24,827,011
Growth and Income            6,575,769
Capital Appreciation         5,043,145
Mid-Cap                      8,828,663
Multi-Cap Growth             4,355,902

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS

8. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                                                            LONG-TERM CAPITAL
                                ORDINARY INCOME                   GAIN
                         -----------------------------     ------------------
FUND                        2005              2004          2005        2004
----                     ------------      -----------     ------      ------
Cash Reserves            $    367,496      $    89,038     $   --      $   --
Bond                        4,052,811        4,851,848         --          --
High Income                 4,226,543        4,460,811         --          --
Balanced                    3,254,631        3,075,874         --          --
Growth and Income           1,461,853        1,181,806         --          --
Capital Appreciation            4,002               --         --          --
Mid-Cap                       295,803               --         --          --
Multi-Cap Growth                   --               --         --          --
International Stock           427,531          371,597         --          --

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

FUND                     ORDINARY INCOME     LONG-TERM CAPITAL GAIN
----                     ---------------     ----------------------
Cash Reserves              $    1,949             $        --
Bond                           53,804                      --
High Income                   271,250                      --
Balanced                        6,657                      --
Growth and Income           1,330,889                      --
Capital Appreciation          422,539                      --
Mid-Cap                       547,791               3,919,466
Multi-Cap Growth                   --                      --
International Stock           625,696                  37,757

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2005, which are available to offset future capital gains, if any:

                                                              CARRYOVER EXPIRING IN:
                         ---------------------------------------------------------------------------------------
FUND                        2008            2009             2010             2011           2012        2013
----                     ----------     ------------     ------------     ------------    ---------    ---------
Cash Reserves            $       --     $         --     $         --     $         --    $      --    $       7
Bond                        194,286               --          230,858               --    $ 310,659       65,261
High Income                      --        2,026,245        2,445,850          614,259           --           --
Balanced                         --               --               --        5,056,953      157,889           --
Growth and Income         1,073,602        2,865,513       11,738,982        9,713,003           --      333,474
Capital Appreciation             --               --       11,604,803       13,979,170           --           --
Multi-Cap Growth          1,396,518       10,391,144        5,728,147               --           --           --

The High Income Fund, Balanced Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund utilized $363,500, $7,197,142, $3,867,992, $16,099 and $3,902,385, and $8,519,408, respectively, of prior capital loss carryovers during the year ended October 31, 2005.

At October 31, 2005, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                       APPRECIATION        DEPRECIATION           NET
----                       ------------        ------------      -----------
Bond                       $    910,536        $  1,581,675      $  (671,139)
High Income                   1,141,553           1,099,665           41,888
Balanced                     21,188,944           8,632,988       12,555,956
Growth and Income            30,153,646           7,149,726       23,003,920
Capital Appreciation         23,188,058           8,409,961       14,778,097
Mid-Cap                      14,582,857           1,930,058       12,652,799
Multi-Cap Growth              6,265,526             503,348        5,762,178
International Stock          13,711,002           1,107,744       12,603,258

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

NOTES TO FINANCIAL STATEMENTS

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Multi-Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

10. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each fund currently offers two classes of shares, Class A and Class B. At October 31, 2005, investments in the Funds by affiliates were as follows:

                                      CUNA           CUNA
                                   MUTUAL LIFE      MUTUAL           CUMIS             CUNA
                                    INSURANCE      INSURANCE       INSURANCE         BROKERAGE
FUND                      CLASS      COMPANY        SOCIETY      SOCIETY, INC.    SERVICES, INC.
----------                -----    -----------    -----------    -------------    --------------
Cash Reserves               A      $ 1,905,631    $ 1,904,360     $        --      $         --
Bond                        A        2,176,735      2,175,284              --                --
High Income                 A        6,954,508             --              --                --
Balanced                    A       12,980,054             --       5,650,228         1,405,441
Growth and Income           A        2,354,756      2,740,492       3,775,677                --
Capital Appreciation        A       13,260,180      1,822,867              --                --
Mid-Cap                     A       14,184,425             --              --                --
International Stock         A        4,515,735      7,524,719      26,882,758                --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of MEMBERS Mutual Funds, including the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund (collectively, the "Funds"), as of October 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to October 31, 2004 were audited by other auditors whose report, dated December 11, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the Funds' custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
December 16, 2005

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. In the most recent six-month period, the Funds limited these ongoing costs; had it not done so, expenses would have been higher. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended October 31, 2005. Expenses paid during the period in the tables below are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

ACTUAL EXPENSES

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                       CLASS A                                    CLASS B
                                ------------------------------------------------    ---------------------------------
                                                                        EXPENSES                             EXPENSES
                                BEGINNING       ENDING       ANNUAL       PAID         ENDING      ANNUAL      PAID
                                 ACCOUNT        ACCOUNT     EXPENSE      DURING       ACCOUNT     EXPENSE     DURING
FUND                              VALUE          VALUE       RATIO       PERIOD        VALUE       RATIO      PERIOD
----                            ---------     ----------    -------     --------    ----------    -------    --------
Cash Reserves                   $   1,000     $ 1,014.40       .55%      $ 2.79     $ 1,010.50      1.30%     $ 6.59
Bond                                1,000         998.80       .90%        4.53         995.00      1.65%       8.30
High Income                         1,000       1,036.90      1.00%        5.13       1,032.80      1.75%       8.97
Balanced                            1,000       1,028.20      1.10%        5.62       1,024.20      1.85%       9.44
Growth and Income                   1,000       1,043.50      1.00%        5.15       1,039.30      1.75%       9.00
Capital Appreciation                1,000       1,044.10      1.20%        6.18       1,040.10      1.95%      10.03
Mid-Cap                             1,000       1,094.90      1.40%        7.39       1,091.00      2.15%      11.33
Multi-Cap Growth                    1,000       1,107.40      1.20%        6.37       1,103.00      1.95%      10.34
International Stock                 1,000       1,098.10      1.60%        8.46       1,093.80      2.35%      12.40

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                        CLASS A                                      CLASS B
                                --------------------------------------------------    -----------------------------------
                                                                          EXPENSES                               EXPENSES
                                BEGINNING        ENDING        ANNUAL       PAID        ENDING        ANNUAL       PAID
                                 ACCOUNT        ACCOUNT       EXPENSE      DURING      ACCOUNT       EXPENSE      DURING
FUND                              VALUE          VALUE         RATIO       PERIOD       VALUE         RATIO       PERIOD
----                            ---------      ----------     -------     --------    ----------     -------     --------
Cash Reserves                   $ 1,000        $ 1,022.43       .55%       $ 2.80     $ 1,018.65      1.30%      $  6.61
Bond                              1,000          1,020.67       .90%         4.58       1,016.89      1.65%         8.39
High Income                       1,000          1,020.16      1.00%         5.09       1,016.38      1.75%         8.89
Balanced                          1,000          1,019.66      1.10%         5.60       1,015.88      1.85%         9.40
Growth and Income                 1,000          1,020.16      1.00%         5.09       1,016.38      1.75%         8.89
Capital Appreciation              1,000          1,019.16      1.20%         6.11       1,015.38      1.95%         9.91
Mid-Cap                           1,000          1,018.15      1.40%         7.12       1,014.37      2.15%        10.92
Multi-Cap Growth                  1,000          1,019.16      1.20%         6.11       1,015.38      1.95%         9.91
International Stock               1,000          1,017.14      1.60%         8.13       1,013.36      2.35%        11.93

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any

OTHER INFORMATION (UNAUDITED)

transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the Funds' website at www.membersfunds.com and on the SEC's website at www.sec. gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the Funds' website at www.membersfunds. com and on the SEC's website at www.sec.gov.

TAX INFORMATION

FOREIGN TAX CREDITS: The International Stock Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the fund to its shareholders. For the year ended October 31, 2005, the total amount of foreign taxes that is expected to be passed through to shareholders and foreign source income for information reporting purposes will be $142,000 (all of which represents taxes withheld) and $1,835,078, respectively. Complete information regarding the fund's foreign tax credit pass through to shareholders for 2005, will be reported in conjunction with Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION: Of the dividends paid by the High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, and the Mid-Cap Fund, 1.27%, 81.08%, 100.00%, 100.00% and 100.00%, respectively, qualify for the corporate dividends received deduction.

QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2005, the High Income, Balanced, Growth and Income, Capital Appreciation, Mid-Cap, and International Stock Funds paid dividend income totaling $4,226,543, $3,254,631, $1,461,853, $4,002, $295,803, and $427,531, respectively. The Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income ("QDI") eligible for reduced tax rates (the rates range from 5% to 15% depending upon an individual's tax bracket.) Complete information regarding each fund's income distributions paid during the calendar year 2005, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

TRUSTEES AND OFFICERS

Each trustee and officer oversees 19 portfolios in the fund complex, which consists of the MEMBERS Mutual Funds with 9 portfolios and the Ultra Series Fund with 10 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the Funds' website at www.membersfunds.com or by calling 1-800-877-6089.

NAME;
POSITION(S) HELD WITH THE FUNDS,
YEAR ELECTED(1);                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR OF BIRTH                        OTHER OUTSIDE DIRECTORSHIPS
INTERESTED TRUSTEES AND OFFICERS

Michael S. Daubs, CFA                MEMBERS Capital Advisors, Inc.: Senior Vice President (since Sept. 2005) and President
Trustee & Chairman (1997)            (1982-2005); CUNA Mutual Insurance Society: Chief Officer-Investments (1990-2005);
1943                                 CUNA Mutual Life Insurance Company: Chief Officer-Investments (1973-2005).
                                     Other Directorships: None

Lawrence R. Halverson, CFA           MEMBERS Capital Advisors, Inc.: Senior Vice President-Equities (since 1996).
Trustee, President & Principal       Other Directorships: None
Executive Officer (1997)
1945

Mary E. Hoffmann, CPA                MEMBERS Capital Advisors, Inc.: Assistant Vice President-Finance and Operations
Treasurer (1998)                     (since 2001) and Product Operations and Finance Manager (1998-2001).
1970                                 Other Directorships: None

Holly S. Baggot                      MEMBERS Capital Advisors, Inc.: Operations Officer-Mutual Funds (since July 2005),
Secretary and Assistant Treasurer    Senior Manager Product and Fund Operations (2001-June 2005) and Operations and
(1999)                               Administration Manager (1998-2001).
1960                                 Other Directorships: None


Dan P. Owens                         MEMBERS Capital Advisors, Inc.: Operations Officer-Investments (since July 2005),
Assistant Treasurer (2000)           Senior Manager Portfolio Operations (2001-June 2005) and Investment Operations
1966                                 Manager (1999-2001).
                                     Other Directorships: None

Molly M. Head                        MEMBERS Capital Advisors, Inc.: Chief Compliance Officer (since May 2005);
Chief Compliance Officer (2005)      Harris Associates L.P.: Chief Compliance Officer/Advisor (1985-2005).
1962                                 Other Directorships: None

INDEPENDENT TRUSTEES

Rolf F. Bjelland, CLU                Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Trustee (2003)                       Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer (1983-2002).
1938                                 Other Directorships: Regis Corp, Director (since 1982).

Gwendolyn M. Boeke                   Wartburg Theological Seminary Development Association: Development Associate
Trustee (1997)                       (1997-2003); Evangelical Lutheran Church in America Foundation: Regional Director
1934                                 (1990-2000); Wartburg College: Director (1986-2001).
                                     Other Directorships: None

Steven P. Riege                      The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior Vice
Trustee (2005)                       President Marketing and First Vice President Human Resources (1986-2001).
1954                                 Other Directorships: None

Richard E. Struthers                 Clearwater Capital Management: Chairman and Chief Executive Officer (since 1998).
Trustee (2004)                       Other Directorships: None
1952

----------
(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the Board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

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                                                                              93

                     This page is left blank intentionally.

[MEMBERS LOGO]
MUTUAL FUNDS

                              MEMBERS Mutual Funds
                              Post Office Box 8390
                             Boston, MA 02266-8390
                                1 (800) 877-6089
                              www.membersfunds.com

                                Distributed by:
                         CUNA Brokerage Services, Inc.
                       Office of Supervisory Jurisdiction
                               2000 Heritage Way
                             Waverly, IA 50677-9202

                                Member NASD/SIPC

(4460-P1053(1005)

ITEM 2. CODE OF ETHICS.

As of the period ended October 31, 2005, MEMBERS Mutual Funds (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Fund's principal executive officer and principal financial officer, principal accounting officer or controller, or person performing similar functions, a copy of which is posted on the Registrant's Internet website at www.memberscapitaladvisors.com. Registrant intends to disclose on its Internet website information related to (1) any amendment of the Code (with the exception of technical, administrative or other non-substantive amendments), and (2) any waiver from a provision of the Code that has been granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, within five business days following the date of such amendment or waiver.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Rolf F. Bjelland, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)    Audit Fees

       For the fiscal years ended October 31, 2005 and October 31, 2004, respectively, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $119,280 and $112,000 respectively.

(b)    Audit Related Fees

       For the fiscal years ended October 31, 2005 and October 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0.

(c)    Tax Fees

       For the fiscal years ended October 31, 2005 and October 31, 2004, respectively, the aggregate fees for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $20,342 and $19,100 respectively, in each case 100% of which were pre-approved by the Audit Committee.

       In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

      -Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC and the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d)    All Other Fees

       For the fiscal years ended October 31, 2005 and October 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through
       (d), which such services are described above.

(f)    Not applicable.

(g) During the Trust's fiscal years ended October 31, 2005 and October 31, 2004, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust, and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Gwendolyn M. Boeke, Steven P. Riege, and Richard E. Struthers.

ITEM 6. SCHEDULE OF INVESTMENTS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, the Registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis. This review took place on December 19, 2005.

         (b) There were no significant changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

         (a) Not applicable.

         (b) Certifications of the principal executive and principal financial officer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEMBERS MUTUAL FUNDS

BY: /s/ Lawrence R. Halverson
    ---------------------------------
    Lawrence R. Halverson
    President

DATE: 12/19/05

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY: /s/ Lawrence R. Halverson
    ---------------------------------
    Lawrence R. Halverson
    President, MEMBERS Mutual Funds

DATE: 12/19/05

BY: /s/ Mary E. Hoffmann
    ---------------------------------
    Mary E. Hoffmann
    Treasurer, MEMBERS Mutual Funds

DATE: 12/19/05

                                 EXHIBIT INDEX



         2(f)(1)  - Code of Ethics.

         11(b)(i) - Certification of Lawrence R. Halverson, President/Principal Executive Officer, MEMBERS Mutual Funds

         11(b)(ii) - Certification of Mary E. Hoffman, Treasurer/Principal Financial Officer, MEMBERS Mutual Funds

         Appendix A - Audit Committee Policy Regarding Pre-Approval of Services Provided by Independent Auditors